                             CONFIDENTIAL TREATMENT



                   THE FOLLOWING IS A REDACTED VERSION OF THE
                     OEM AGREEMENT DATED AS OF JUNE 7, 1996
                 BY AND BETWEEN STORAGE TECHNOLOGY CORPORATION
                AND INTERNATIONAL BUSINESS MACHINES CORPORATION

                 THIS MATERIAL IS BEING SUBMITTED IN CONNECTION
                   WITH A REQUEST FOR CONFIDENTIAL TREATMENT
                          PURSUANT TO RULE 24b-2 UNDER
                    THE SECURITIES AND EXCHANGE ACT OF 1934

                                 OEM AGREEMENT

                                    BETWEEN

                        INTERNATIONAL BUSINESS MACHINES
                                  CORPORATION

                                      AND

                         STORAGE TECHNOLOGY CORPORATION

                                  JUNE 7, 1996

                               TABLE OF CONTENTS

BACKGROUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

1.    DEFINITIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.    SCOPE OF AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

3.    TERM OF AGREEMENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

4.    COMPONENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

5.    AGREEMENT ADMINISTRATOR   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

6.    PURCHASE COMMITMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      6.1     1996-1998  **   Volumes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      6.2     1999  **  Volumes/Pricing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      6.3     Qualified Upgrades  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
      6.4     Credits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
      6.5     Liquidated Damages/  **  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
      6.6     Other StorageTek Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
      6.7     Exceptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      6.8     Additional StorageTek Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

7.    PRICING & PAYMENT TERMS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
      7.5     **  Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      7.6     Recovery Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
      7.7     FRU Prices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
      7.8     Lowest Cost Sourcing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      7.9     Taxes/Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      7.10    Payment Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      7.11    Snapshot Feature  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

8.    IBM SALES TO STORAGETEK   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

9.    QUALITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
      9.1     Manufacturing Testing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
      9.2     Engineering Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
      9.3     Quality Levels  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
      9.4     Quality Assurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
      9.5     ISO 9000 Certification and Use of Subcontractors  . . . . . . . . . . . . . . . . . . . . . . . . . . .  30




-----------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

10.  PRODUCT LEAD TIMES AND FORECAST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
      10.4    Current Quarter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
      10.5    StorageTek's Capacity/Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

11.   PURCHASE ORDERS, ALTERATIONS & RESCHEDULING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

12.   CONSIGNMENT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

13.   DELIVERY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
      13.1    On-time Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
      13.2    Carrier . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
      13.3    Title/Risk of Loss    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
      13.4    Packaging . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

14.   EQUIPMENT WARRANTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
      14.10   Licensed Programs, Microcode  and Maintenance Code Warranty . . . . . . . . . . . . . . . . . . . . . .  43

15.   FRUs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
      15.4    FRU Rework Procedures and Prices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

16.   FIELD SERVICE &  SUPPORT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
      16.1    Installation Support  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
      16.2    Training  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
      16.3    Service of Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
      16.4    Emergency and Expert Maintenance Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
      16.5    Labor Rate Table  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
      16.6    New Product Development Center Support  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
      16.7    Maintenance and Installation Tools  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
      16.8    Maintenance and Technical Support . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
      16.9        Access  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

17.   MARKETING RIGHTS & SUPPORT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
      17.2    Marketing Support Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
      17.3    Training  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
      17.4    Additional Initial Training . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
      17.5    Ongoing Training  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
      17.6    Marketing Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
      17.7    Marketing Tools . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
      17.8    Systems Engineering Support . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

18.   REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54



-----------------------

19.   TRADEMARK & ADVERTISING   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
      19.1    Trademark and Design Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
      19.2    Advertising/Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

20.   CONFIDENTIALITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

21.   ASSIGNMENT & CHANGE OF CONTROL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

22.   DISPUTE RESOLUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
      22.1    Escalation Process  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
      22.2    Mediation Process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

23.   TERMINATION/REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
      23.1    Termination by Mutual Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
      23.2    Termination by Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
      23.3    Termination for Cause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
      23.4    Material Breach . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
      23.5    **  License . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
      23.6    Manufacturing Make or Have Made Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
      23.7    Termination for Convenience . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
      23.8    Termination for Burdensome Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
      23.9    Wind Down . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
      23.10   ** After Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

24.   INDEMNIFICATION RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
      24.1    Intellectual Property Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
      24.2    General Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
      24.3    Obligations of IBM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

25.   GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
      25.1    New York Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
      25.2    Limitation of Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
      25.3    Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

26.   GENERAL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      26.1    Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      26.2    Relationship of the Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      26.3    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
      26.4    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
      26.5    Headings and Attachments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
      26.6    Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
      26.7    Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72



-----------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

      26.8    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
      26.9    Weekends and Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
      26.10   Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
      26.11   Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
      26.12   Order of Precedence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73

                       EXHIBITS, ATTACHMENTS, APPENDICES


Exhibit 1     -  Prices
         Attachment 1     -   Product Prices
         Attachment 2     -   Volume Recovery Tables
                 Appendix A   -   1996  **  Payment Table
                 Appendix B   -   1997  **  Payment Table
                 Appendix C   -   1998  **  Payment Table
                 Appendix D   -   1999  **  Payment Table
         Attachment 3     -   Upgrade Pricing

Exhibit 2    -   Specifications
         Attachment 1     -   Manufacturing Test Specifications
         Attachment 2     -   Product Specifications

Exhibit 3    -   IBM Developer Agreement Between IBM and StorageTek:  Base Agreement
         Attachment 1     -   Statement of Work
                 Appendix A   -   Functional, Technical and Quality Specifications
                          Schedule 1  - Iceberg Items
                          Schedule 2  - Kodiak Items
                          Schedule 3  - IXFP and IXOF Items
                          Schedule 4  - Iceberg  Performance Commitments for 7/96
                          Schedule 5  - Iceberg  Performance Commitments for 6/97
                          Schedule 6  - Kodiak  Performance Commitments for 10/96
                          Schedule 7  - Kodiak  Performance Commitments for 10/1/97
                          Schedule 8  - Capacity Ratio Specification
                 Appendix B   -   Completion and Acceptance Criteria
                          Schedule 1  - Monterey System Test
                          Schedule 2  - Current Volume Assumptions
                 Appendix C   -   [Intentionally Left Blank]
                 Appendix D   -   Certificate of Originality
                 Appendix E   -   IBM Source Code Custody Agreement
                 Appendix F   -   Performance Assessment Workload (PAWS)
                 Appendix G   -   Product Development Plan
         Attachment 2     -   Description of Licensed Works
                 Appendix A   -   IBM LIC Terms
                 Appendix B   -   StorageTek LIC Terms

Exhibit 4    -   Consignment Agreement

Exhibit 5    -   FRU Prices/Lead Times

Exhibit 6    -   Data Items

Exhibit 7    -   List of Countries for IP Indemnity

Exhibit 8    -   Examples of Calculations of IBM Volume Credit Due to RAS Criteria



-----------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                 OEM AGREEMENT


This agreement is made and entered into as of June 7, 1996, by and between International Business Machines Corporation, having an office for the transaction of business at 5600 Cottle Road, San Jose, California 95193 (hereinafter called "IBM" or "Monterey"), and Storage Technology Corporation, having an office for the transaction of business at 2270 South 88th Street, Louisville, Colorado 80028 (hereinafter called "StorageTek," "STK" or "Oahu"). StorageTek and IBM may be individually referred to herein as a "Party" and collectively as the "Parties."

BACKGROUND

StorageTek manufactures and sells, among others, certain Equipment as more fully described below. IBM wishes to purchase such Equipment from StorageTek on an Original Equipment Manufacturer (OEM) basis at large volume prices in order to resell or lease such Equipment to its customers throughout the world, both directly and indirectly through its distributors, Subsidiaries, and other channels. In order to secure access to IBM's distribution channels, to provide StorageTek with the opportunity to reach more customers, to provide more product choices for customers and also due to IBM's willingness to invest a substantial amount in product research and development and in product engineering, StorageTek is willing to sell such Equipment to IBM at such prices if IBM will purchase a substantial amount of the Products and Upgrades, advertise and market the Products and Upgrades, provide maintenance and repair service for the Equipment sold or leased by it, maintain an inventory of spare parts and take certain other related actions.

The provisions of this section are intended to generally explain the reasons that StorageTek and IBM have entered into this Agreement, but do not constitute a portion of the contractual obligations, terms or conditions agreed to by the Parties, which are set forth in the following sections of this Agreement.


                                WITNESSETH THAT:

In consideration of the mutual premises and covenants herein contained, the Parties hereto agree as follows:

1.       DEFINITIONS

         1.1 "Agreement" shall mean this OEM Agreement, its Exhibits, their Attachments, their Appendices and their Schedules.

         1.2 "Agreement Administrator" shall have the meaning set forth in Section 5.

         1.3              "Annual Volumes" shall have the meaning set forth in
                          Section 6.1.

         1.4 "APAR" shall mean a completed form entitled "Authorized Program Analysis Report," that is used by IBM to report suspected Code or documentation errors in a Licensed Program (including updates or enhancements thereto) and to request their investigation and correction.

         1.5 "Audit Rights" (Section 7.5c) shall mean a Party's right to have Price Waterhouse, Arthur Andersen or Ernst & Young, or their lawful successors, audit the other Party's books and records on reasonable prior notice for the purpose of making a factual determination of whether a specified event has occurred. The Parties shall request the firms in the order set forth above, and shall only request the second or third listed firm if the earlier listed firms decline to serve. In carrying out such audit responsibilities, said accounting firm shall use generally accepted accounting principles (hereafter "GAAP"), as consistently applied by the audited party. The auditor's working papers shall not be made available to the Party requesting the audit.

         1.6 "Base Iceberg Package" shall have the meaning set forth in the IDA.

         1.7              "Burdensome Condition" (Section 23.8) shall mean:  **
           .

         1.8 "CHANGE OF CONTROL" (SECTION 21) SHALL MEAN THE ACQUISITION BY AN ENTITY OF MORE THAN (I) ** in the case of a Change of Control for the purpose of Section ** hereunder, or (ii) ** in the case of a Change of Control for the purpose of Section ** hereunder, of the ** , or any consolidation, merger or other reorganization ** is not the continuing or surviving corporation or pursuant to which shares ** would be converted into cash, securities or other property.

         1.9              "Commit Date" shall have the meaning set forth in
                          Section 13.1i.

         1.10 "Contract Coordinators" (Section 5) shall mean those individuals described in Section 11.1 of the Statement of Work (Attachment 1 to Exhibit 3).

         1.11 "Cost Exclusions" (Section 9.3f) shall mean those parts costs that are incurred by IBM for (i) FRUs returned for warranty credit, (ii) FRU removals which are not in accordance with FRU removal procedure to the extent that such removals exceed StorageTek's actual experience during the first six
                          (6) months of 1996, (iii) defective IBM Drives, and
                          (iv) FRUs replaced due to a confirmed IBM Drive or any other IBM-supplied component failure (without a defect in the associated StorageTek FRU package).

         1.12 "Count Key Data Systems" (Section 6.6a) shall mean storage subsystems or solutions which present a count key data or extended count key data image to the host.





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         1.13             "Day(s),"  "month(s)," "quarter(s)" and "year(s)"
                          shall mean calendar days, months, quarters or years, unless otherwise specified.

         1.14 "Delivery," "Delivered," "Deliver" (Section 2.1) or other forms of the term shall mean the physical transfer of Equipment by StorageTek to an IBM-specified common carrier, freight forwarder, or IBM's agent at StorageTek's plant of manufacture.

         1.15 "Devices" (Section 6.2) shall mean products which would be ** .

         1.16 "Disclosing Party" shall have the meaning set forth in Section 20.

         1.17             "Drives" shall have the meaning set forth in Section
                          12.1.

         1.18             "Effective Date" shall have the meaning set forth in
                          Section 3.

         1.19 "Emergency Engineering Change" shall have the meaning set forth in Section 9.2b.

         1.20 "Equipment" (Section 2) shall mean Products, Upgrades and FRUs.

         1.21 "Error Free Installation" (Section 9.3b) shall mean installations of Products and Upgrades Delivered that both (i) Plug and Play; and (ii) meet the following criteria: (a) arrives configured according to IBM's written instructions; (b) has all of the correct documentation, cables and accessories included; and
                          (c) is Delivered in the correct packaging and with the shipping documents. Such criteria shall specifically not include any failures caused by IBM or the customer, or for which IBM or the customer is responsible, including without limitation, I/O control program generations, shipping damage, failure (for any reason) of Drives or other IBM-supplied components.

         1.22 "Estimated Volumes" shall have the meaning set forth in Section 7.6a.

         1.23 "FAST" shall mean Iceberg, as described in the Specifications.

         1.24 "FASTER" shall mean Kodiak, as described in the Specifications.

         1.25 "FRU" (Section 6.2) shall mean any part, assembly or subassembly of Products, Devices or Upgrades supplied by StorageTek that are designed to be replaceable in the field.

         1.26 "Gigabyte" or "GB" shall mean one billion bytes of storage.






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         1.27             "IBM Customer Engineering" shall have the meaning set
                          forth in Section 16.2.

         1.28             "IBM Total" shall have the meaning set forth in
                          Section 7.6c.

         1.29 "IDA" (Section 2.2) shall refer to the IBM Developer Agreement, which is attached hereto as Exhibit 3.

         1.30             "IDC Methodology" shall have the meaning set forth in
                          Section 7.6b.

         1.31 "Impact Error" (Section 9.3a) shall mean an incident, as reasonably determined by IBM, that either results in: (1) the loss of data, or (2) the loss of access to data resulting in an application interrupt (e.g., an abnormal program ending or "abend" or inability to bring up an application) or system interrupt (e.g., a system outage or requirement to initiate an initial program load command in order to resolve or clear an error condition). Any Impact Error due to improper use of the Equipment by the customer, or an IBM agent or employee will be excluded.

         1.32 "Invention" shall mean any idea, design, concept, process, technique, invention, discovery or improvement, whether or not patentable, either conceived or reduced to practice solely by one or more employees of one of the Parties or its Subsidiaries (Inventing Party) or jointly by one or more employees of IBM or its Subsidiaries and one or more employees of StorageTek or its Subsidiaries (Joint Invention) in the performance, and during the term, of this Agreement.

         1.33 "Level 1" support are those activities that assist the user in resolving "how to" and operational-type questions, as well as technical questions on installation procedures.

         1.34 "Level 2" support are those activities that require additional research and analysis of a user problem. The Problem Management System database is checked to locate a duplicate of the problem being reported and the previous solution applied to that problem.

         1.35 "Level 3" support are those activities that require duplication of the user problem, analysis of APAR or PMR records and distribution of a fix to resolve the user problem.

         1.36 "Licensed Programs" shall mean IXFP, IXOF and the Snapshot Feature (as defined in Section 1.13 of the
                          DLW).

         1.37 "Liquidated Damages" shall mean those damages described in Section 6.5.

         1.38 "Machine Month" or "MM" (Section 9.3a) shall mean a measurement, established at the end of such calendar month, of the number of units of Product installed and operational during a month at an end user's location, prorated on a daily basis (e.g., the sum of the total number of machine days [i.e., number of machines installed and operational at an end user's location on a particular day] in a calendar month, divided by the number of days in that month).

         1.39             "Maintenance Code" shall be as defined in the DLW.

         1.40             "Major Enhancements" shall be as defined in the IDA.

         1.41 "Mandatory Engineering Changes" shall have the meaning set forth in Section 9.2.

         1.42 "Maximum Percentage" shall have the meaning set forth in Section 10.2.

         1.43 "Megabyte" or "MB" shall mean one million bytes of storage.

         1.44 "Microcode" shall have the meaning set forth in the Description of Licensed Works.

         1.45 "Minimum Percentage" shall have the meaning set forth in Section 10.2.

         1.46             "Minimum Volumes" shall have the meaning set forth in
                          Section 6.5.

         1.47             "  **  Price" shall have the meaning set forth in
                          Section 7.5.

         1.48 "New FRU Cost" (Section 7.7a) shall mean StorageTek's price for FRUs, as specified in Section 7.7a. StorageTek will provide IBM a schedule setting forth this cost for each FRU (the current version set forth in Exhibit 5 to this Agreement, FRU Prices and Lead Times) which list will be adjusted semiannually (in January and July).

         1.49 "New Product Development Center Support" shall have the meaning set forth in Section 16.6.

         1.50             "Non-RMM Device" shall have the meaning set forth in
                          Section 1.11 of the DLW.

         1.51 "Notification Date" shall have the meaning set forth in Section 6.2a.

         1.52 "Object Code" shall have the meaning set forth in the SOW.

         1.53 "Plug and Play" means that a unit of Product or Upgrade, when installed following StorageTek's recommended installation procedures, operates without experiencing any functional failures during installation and passes all installation verification tests, that internal diagnostic routines execute successfully and generally that each such unit of Product or Upgrade is observed to operate properly and in accordance with





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                          the Specifications (as the same may be changed in any
                          applicable Product Development Plan) through the installation of such unit. A functional failure is defined as any repair/replacement/adjustment corrective action that is required to install or make the subsystem functional that is not specified as part of the installation instructions.

         1.54 "PMR" shall mean a problem management report that is used by IBM to report machine failures.

         1.55 "Product(s)" (Section 6.1) shall mean the products purchased from StorageTek by IBM and consist of the StorageTek-manufactured Iceberg, Kodiak and Arctic Fox high performance storage subsystems, including any Deliverables, Enhancements and Maintenance Modifications hereafter made pursuant to the IDA, and controllers, A-boxes, B-boxes, Microcode and Licensed Works, and which are further described in Exhibit 2, Specifications, and Appendices A and B to Attachment 1 of Exhibit 3. Products also include related documentation and other supporting materials.

         1.56 "Product Engineering Services" shall mean the support and services as described in Section 3.7 of the SOW.

         1.57 "Qualified Upgrades" shall have the meaning set forth in Section 6.3.

         1.58 "Quarterly Cost" (Section 6.2b(1) shall mean the sum of ** plus ** , and for ** for the ** quarter, plus the ** ; provided, however, that ** plus ** and the ** plus ** .

         1.59 "Quarterly Volumes" shall have the meaning set forth in Section 6.2.

         1.60             "QUICK" shall mean Arctic Fox.

         1.61             "RAS criteria" shall have the meaning set forth in
                          Section 9.3a.

         1.62             "Receiving Party" shall have the meaning set forth in
                          Section 20.

         1.63 "Recovery Payments" shall have the meaning set forth in Section 7.6.

         1.64 "Remainder Percentage" shall have the meaning set forth in Section 10.2.

         1.65 "Service Call" (Section 9.3a) shall mean any service call due to a failure condition resulting from either a subsystem hardware or Microcode error (including the Microcode portion of Snapshot Feature) (e.g., 01, 02 and 04 service codes).





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         1.66             "Service Call Rate" (Section 9.3a) shall mean a rate
                          which is calculated as follows:

                           number of service            180 GB for Iceberg or
                           calls during month           360 GB for Kodiak
                                                      x
                          ---------------------------   -----------------------

                             number of                      average capacity
                           Machine Months                  in GB per machine

         1.67 "Severity Level" shall mean a designation (i.e., Severity 1, Severity 2, Severity 3 and Severity 4) assigned to errors that is intended to indicate the seriousness of the error based upon the impact that the error has on the user's operation.

         1.68 "Severity 1" is a "critical problem"; the product is unusable or an error severely impacts a customer's operation. Severity 1 requires maximum effort to resolve a critical problem until an emergency fix is developed, implemented and made generally available to IBM's customers who experience such problem.

         1.69 "Severity 2" is a "major problem"; important function is not available resulting in operations being severely restricted.

         1.70 "Severity 3" is a "minor problem"; inability to use a function occurs, but it does not seriously affect the user.

         1.71 "Severity 4" is a "minor problem" that is not significant to the user's operation; the user may be able to circumvent the problem.

         1.72 "Source Code" shall have the meaning as set forth in the SOW.

         1.73 "Specifications" (Section 2.1) shall mean the descriptions contained in Appendices A and B to Attachment 1 of Exhibit 3 and Exhibit 2, Specifications.

         1.74 "Standard Parts Cost" (Section 9.3f) shall mean the following with respect to the following specific periods of this Agreement:

                       a. First twelve months of the Agreement: ** of the New FRU Cost plus ** of the Used FRU Cost for each FRU, plus actual freight; and

                       b. Thereafter: ** of the New FRU Cost plus ** of the Used FRU Cost for each FRU, plus actual freight.





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         1.75          "StorageTek Installed Base" shall mean **  prior to the
                       Effective Date and ** distributed by StorageTek pursuant to the terms of Section 6.7 and 6.8, below.

         1.76 "Subsidiary" (Section 6.6) shall mean a corporation, company, limited liability company or other entity:

                       a. more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by a party hereto; or

                       b. which does not have outstanding shares or securities, as may be the case in a partnership, joint venture, or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is, now or hereafter, owned or controlled, directly or indirectly, by a party hereto;

                       but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

         1.77          **

         1.78 "Terabyte" or "TB" (Section 6.1) shall mean one trillion bytes of storage which is accessible to the customer. For calculating storage capacities of purchases of **.


         1.79 "Upgrade(s)" (Section 6.2b) shall mean additional features or functions, including but not limited to Major Enhancements, which improve performance or increase capacity of previously sold or leased Products or Devices.


         1.80 "Used FRU Cost" (Section 7.7a) shall mean the price of rework for FRUs as determined by Section 15.4. This cost as of the execution of this Agreement is set forth in Exhibit 5 to this Agreement, FRU Prices and Lead Times, which will be adjusted semiannually (in January and July).


         1.81 Capitalized terms not otherwise defined in the OEM Agreement shall have the definitions set forth elsewhere in the Agreement.





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2.       SCOPE OF AGREEMENT

         2.1 StorageTek agrees to develop IBM requested enhancements to the Equipment, to provide continuing engineering and marketing and service support for the Equipment, and to manufacture, test, sell and Deliver Equipment to IBM and desires that IBM supply Drives for use in such Equipment all in accordance with the Specifications, procedures and conditions contained in this Agreement.

         2.2 IBM (i) agrees to fund the continuing engineering on, and the future development of, specific enhancements to the Equipment as set forth in the IDA, (ii) intends to add value to such Equipment by consigning IBM Drives to StorageTek for inclusion in the Equipment, and (iii) has the right to market and sell Equipment purchased from StorageTek, all in accordance with the terms of this Agreement.

         2.3 Changes to Specifications, procedures and conditions contained in the Agreement, its Exhibits, their Attachments and their Schedules may be made from time to time upon mutual written agreement, specifically identifying this Agreement and stating an intent to make such changes.

3.       TERM OF AGREEMENT

         Unless earlier terminated, the term of this Agreement shall be for a period from the date first set forth above (hereinafter "Effective Date"), through December 31, 1999.

4.       COMPONENTS

         Because the Equipment purchased by IBM from StorageTek is likely to be associated with the IBM brand, IBM wishes to be assured that such Equipment, when sold to its customers, will have the quality that its customers expect from items so branded. Accordingly, IBM believes that, to the extent that StorageTek can utilize components in such Equipment that are manufactured by or for IBM under its high quality standards, it would be desirable for StorageTek to obtain such components from IBM for use in manufacturing the Equipment. On
         receipt of IBM's written request, StorageTek agrees  that if such   **
         , it will ** . StorageTek agrees to ** if IBM ** , and if such ** , and such ** .

5.       AGREEMENT ADMINISTRATOR

         Each Party will identify an Agreement Administrator no later than June 15, 1996, who shall have overall responsibility for managing this Agreement for such Party. Until such time, the





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         Agreement Administrators are set forth below.  The Agreement
         Administrators may not amend the terms of this Agreement. In addition to other responsibilities as may be agreed, such Administrators or any successor named by the Party designating such Administrator, will complete as soon as possible after the Effective Date, and will update throughout the term of this Agreement their respective entries in
         Exhibit 6, "Data Items." The Administrators shall also be responsible for the exchange of data, as provided in this Agreement.

         The Agreement Administrators are:

         For StorageTek:            **

         For IBM:                   **


6.       PURCHASE COMMITMENTS

         6.1     1996-1998  **  VOLUMES

                 IBM intends to purchase a specified volume of Products and Qualified Upgrades during 1996, 1997 and 1998 from StorageTek ** (hereafter " ** Volumes"). The ** Volumes, based upon the capacity, in Terabytes, of Products and Qualified Upgrades purchased by IBM and credited to IBM pursuant to other provisions of this Agreement, are ** Terabytes in 1996, ** Terabytes in 1997, and ** Terabytes in 1998. If IBM's purchases and credits do not equal or exceed the ** Volume, then IBM will make Recovery Payments as set forth in Section 7.6, and, in certain circumstances, IBM will be obligated to pay Liquidated Damages as set forth in Section 6.5b or 6.5c.

         6.2     1999  **  VOLUMES/PRICING

                 IBM may continue to purchase Products and Upgrades from StorageTek during 1999 according to the process detailed below:

                 a. On or before ** , the Parties will ** , then IBM must notify StorageTek according to the following schedule ** :





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                                Notification Date       For Shipment in
                                ---------------------------------------
                                        [S]                   [C]
                                        **                    **
                                        **                    **
                                        **                    **
                                        **                    **

                 b. Prices which StorageTek shall charge to IBM for Products in 1999 will be based on price quotes. Thirty (30) days prior to each Notification Date described in paragraph 6.2a, above, StorageTek shall provide a price quote to IBM for Products to be shipped to IBM in the corresponding ** as indicated above. Such price shall be the greater of:

                       (1)    **

                       (2)    **

                       IBM's purchase volumes for ** (hereafter " ** Volumes") shall depend on the price determined as set forth above.

                       If StorageTek provides the cost described in paragraph 6.2b(1), above, as its price, IBM's ** Volumes shall be ** Terabytes of Products and Upgrades. If StorageTek provides the price described in paragraph 6.2b(2), above, as its price, IBM's ** Volumes shall be ** Terabytes of Products and Upgrades .

                 c. Prices provided to IBM by StorageTek pursuant to paragraph 6.2b, above, shall be based on StorageTek's
                       **  .

                 d. Notwithstanding the above, if IBM fails to notify StorageTek prior to ** of its desire to purchase Products for ** 1999, and if, on or before ** IBM decides that it wishes to continue to purchase Products ** 1999, then, ** 1999 only, IBM may elect to purchase such Products at the price quoted pursuant to paragraph 6.2b, above ** , by providing a noncancelable purchase order for such units of Products as IBM may require.

                 e. If IBM does not attain its ** Volumes for any quarter, then IBM shall pay a ** Volume Recovery Payment computed in accordance with Exhibit 1, Attachment 2, Appendix D. IBM's payment of these Recovery Payments shall be the sole and exclusive remedy to StorageTek for IBM's failure to purchase the Quarterly Volumes pursuant to this Agreement.





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                 f.    If IBM does not attain its  **  Volumes for  **  , then
                       StorageTek may use IBM Materials ** to sell or distribute Devices and Major Enhancements therefor, subject, however, to the applicable provisions of the Description of Licensed Works Transaction Document.

         6.3     QUALIFIED UPGRADES

                 ** , if the total of IBM's purchases and credits is more than ** , then the capacity of any and all Upgrades purchased during such year as measured in Terabytes shall be credited toward IBM's attainment of its ** Volumes in such year. If the total of IBM's purchases and credits is ** Terabytes or less ** then IBM may credit a maximum of ** Terabytes of
                 Upgrade purchases  **  in determining attainment of its   **
                 Volumes.   Such  Upgrades  shall  be  hereafter  referred  to
                 as "Qualified Upgrades." Upgrades ** will count toward achievement of the ** Volumes to the extent that the capacity of Upgrades purchased and credited does not exceed
                 **  of the total capacity purchased and credited.

         6.4     CREDITS

                 IBM's ** Volumes are subject to credits based upon StorageTek's failure to meet agreed-to specifications relating to quality, availability, supply, delivery, technical milestones and other such items to the extent that such credits are provided for elsewhere in this Agreement. As applied herein, credits shall be additive to any actual purchase of Equipment by IBM.

         6.5     LIQUIDATED DAMAGES/  **  PAYMENTS

                 IBM intends, through a combination of purchases of Equipment from StorageTek and credits to volumes as provided elsewhere in this Agreement, to achieve a minimum of ** Terabytes ("Minimum Volumes") of its ** Volumes in ** .

                 a. If, ** , IBM has not purchased its Minimum Volumes, then, except as otherwise provided in Sections 6.6a, 6.6b and 21, StorageTek may elect to terminate this Agreement and receive from IBM ** pursuant to Sections 6.5b or 6.5c, below. StorageTek will provide IBM with notice of such failure by ** in which a shortfall occurs. IBM shall have the option to avoid such termination ** by ** , respectively; provided that IBM has received at least twenty (20) days' prior written notice of such shortfall. Such ** . If IBM ** , subject to Section 23.9, StorageTek may terminate this Agreement effective upon notice, which must be provided no later than ** of such year.





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                 b.    If IBM's total volume of purchases **  is less than its
                       Minimum Volumes, and StorageTek elects to terminate this Agreement ** , but no later than ** pursuant to
                       Section 6.5a above, then IBM will pay to StorageTek:

                       (1)    ** in the amount of  **  ; plus

                       (2) The net sum of any ** as determined in accordance with Section 7.6d, provided, however, that such ** shall not exceed the sum of ** ; plus

                       (3)    Any unpaid  **  , provided, however, that no
                              additional ** shall be due ** , and, provided further, that ** shall not exceed the sum of
                              **  .

                 c. If IBM's total volume of purchases for ** is less than its Minimum Volumes, and StorageTek elects to terminate this Agreement ** , but no later than ** pursuant to
                       Section 6.5a above, then IBM will pay to StorageTek:

                       (1)    ** in the amount of  **  ; plus

                       (2) The net sum of any ** as determined in accordance with Section 7.6d; provided, however, that such ** shall not exceed the sum of ** .

                 d. If IBM terminates this Agreement for convenience ** , then, except as otherwise provided in Sections 6.6a, 6.6b and 21, IBM will pay ** as described in Section 7.6, below, to the extent not already paid, that would be due ** , plus the sum of ** .

                 e. If IBM terminates this Agreement for convenience between ** and ** , then, except as otherwise provided in Sections 6.6a, 6.6b and 21, IBM will pay to StorageTek:

                       (1) ** in the amount of ** for each ** that has elapsed before the ** ; plus

                       (2) The net sum of any unpaid ** through the end of the ** ; provided, however, that no additional ** shall be due for any **.

                 f. The provisions of Sections ** to StorageTek for IBM's ** in connection with this Agreement or arising from ** termination of this Agreement pursuant to Section ** in the event of IBM's termination of this Agreement
                       **  .

                 g. The Parties acknowledge and agree that the foregoing ** amount is not a penalty but represents a good faith estimate by the Parties of the amount of





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                       damages incurred by StorageTek upon the occurrence of
                       the events set forth in Sections 6.5b through 6.5e. The Parties have entered into this provision after each Party has had the opportunity to consult counsel, and pursuant to a mutual intent to avoid the expenses of any dispute resolution process.

         6.6     OTHER STORAGETEK DISTRIBUTION

                 a. StorageTek and its Subsidiaries may, at their sole discretion, sell, lease or otherwise distribute Devices and products competitive with Equipment to third parties, provided, however, that neither StorageTek nor its Subsidiaries are ** , and, provided further, that, except for situations as described in Section 6.7, below, if StorageTek chooses to use, sell, lease or otherwise distribute, either directly or indirectly:

                       (1)    any  **  , or

                       (2) any product that ** and the ** form of all or such portion includes ** of the ** of any ** that either constitutes (a) ** , or (b) ** ;

                       then, unless the sale is excepted pursuant to Section 6.8, below, IBM shall be ** its obligations and liabilities related to ** , as well as any obligation to pay any ** in the year in which the sale occurred and thereafter. StorageTek shall also have no right to terminate this Agreement for failure of IBM to meet its ** and shall immediately notify IBM in writing that such use, sale, lease or other distribution has occurred, and shall indicate that IBM ** the foregoing obligations. IBM shall also have the right to ** , and to ** to either (a) ** (b) ** and contract for ** from StorageTek on a ** basis at a ** rate (provided, in either case, that **. If IBM ** , then:
                       (i) IBM shall  **  that it would have received which was
                       based on the  **  being delivered by  **   IBM, if  **
                       , will be deemed ** and not ** . Each Party may also terminate its obligation to ** specified in Section ** .

                 b. If StorageTek licenses, transfers, sells or assigns to a third party all or a portion of a Licensed Work and ** form of all or such portion includes ** that either constitutes (a) ** , or (b) ** ; then IBM shall be ** its obligations and liabilities related to ** , as well as any obligation to ** in the year in which the sale occurred and thereafter. StorageTek shall also have no right to terminate this Agreement for failure of IBM to meet its ** and shall immediately notify IBM in writing that such license, transfer, sale or assignment has occurred, and shall indicate that IBM ** the foregoing





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                       obligations.  IBM shall also have the right to  **  and
                       to ** to either (a) ** (b) ** and contract for ** from StorageTek on a ** basis at a ** rate (provided, in either case, that ** . If IBM ** , then: (i) IBM shall ** that it would have received which was based on the ** being delivered by StorageTek to IBM by its ** ; and (ii) such ** to the extent not delivered to IBM, if ** , will be deemed ** and not ** . Each Party may also terminate its obligation to ** specified in Section ** .

                 c. If IBM learns of facts that indicate that StorageTek is selling, leasing or otherwise distributing the products described in Section 6.6a, above, directly or indirectly, to customers other than IBM, or has licensed, transferred, sold or assigned the Licensed Works described in Section 6.6b, above, then upon written notice by IBM to StorageTek:

                       (1) StorageTek shall investigate the facts and circumstances relating to the incident thoroughly, and share the results, but not the customer-specific details, with IBM. If both Parties agree that no such sale, lease or other distribution occurred or no such license was granted, then the rights and obligations of the Parties shall not change. If the Parties are unable to agree on the facts relating to such incident, then the matter will be handled pursuant to the dispute resolution process described in Section 22.

                       (2) if StorageTek or its Subsidiaries has made a sale, lease or other distribution to third parties, as described in Section 6.6a, above, or has licensed, transferred, sold or assigned the Licensed Works to a third party, as described in
                              Section 6.6b, above, other than IBM, then IBM's obligations shall be modified as set forth in such sections.

         6.7     EXCEPTIONS

                 a. Sales, leases, or other distribution or use of Devices by StorageTek or its Subsidiaries in the following situations are excepted from the provisions of Section 6.6, and will be credited toward calculation of IBM's purchase volume for the purpose of determining whether IBM has achieved its ** Volumes:

                       (1)    Sales, leases or other distribution of  **  .
                              For the purpose of determining the ** which shall be credited to IBM's ** Volumes, only the ** will be used.





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                       (2)    Sales of Devices by StorageTek or its
                              Subsidiaries to  **  with whom StorageTek:

                              (a)   prior to the Effective Date, had a  **
                                    such Devices, and such Devices are  **
                                    prior to  **  ; or

                              (b) between the Effective Date and ** , had a ** such Devices and such Devices are **
                                    on or before  **   and  **  on or before
                                    ** , provided, however, that the ** of ** after ** , does ** ;

                              and further provided that, in the case of (a) or
                              (b), shipments made prior to ** will not be credited to IBM's ** Volumes; and

                       (3) Sales of Devices to ** existing as of the ** pursuant to orders received within ** days after ** , provided such Devices are ** to such distributor(s) on or before ** ; and further
                              provided that  **  made prior to  **   will not
                              be credited to IBM's  ** Volumes.

                 b. Uses, sales, leases or other distribution of Equipment or Devices by StorageTek or its Subsidiaries in the following situations are excepted from the provisions of
                       Section 6.6a, and will not be credited as IBM's volumes for the purpose of determining IBM's attainment of its ** Volumes:

                       (1) Sales or leases by StorageTek or it Subsidiaries of Equipment that is ** StorageTek or its Subsidiaries ** ; however, all ** from StorageTek which are ** to StorageTek will ** IBM's attainment of its ** Volumes;

                       (2) Use of Equipment or Devices internally by StorageTek or its Subsidiaries for development, manufacture, test and demonstration at StorageTek's manufacturing facility or field service offices;

                       (3) Use of Equipment or Devices internally by StorageTek for StorageTek's or its Subsidiaries' ** , provided that such Equipment or Devices are used by StorageTek or its Subsidiaries solely to ** StorageTek's or its Subsidiaries' ** ; and sales or distributions of Equipment and Devices by StorageTek or its Subsidiaries to ** , provided further that such Equipment or Devices are used solely by ** and are used solely to ** ; and further provided that the ** so used by StorageTek and sold to ** by StorageTek does not exceed ** over the term of this Agreement;





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                       (4)    Sales or leases of used Equipment, Devices or
                              Count Key Data Systems that StorageTek or its Subsidiaries purchase from IBM or a third party provided that StorageTek or its Subsidiaries ** such ** Equipment, Devices or Count Key Data Systems in substantially the same ** ; or ** any such Product ** that StorageTek has purchased from ** .

                       (5) Sales or use of FRUs for maintenance purposes only. However, nothing in this clause 6.7b(5) shall be interpreted as granting StorageTek an implied license to distribute FRUs that are or contain IBM Materials or other IBM Code not licensed under this Agreement.

                       (6) Sales or leases of Arctic Fox and Arctic Fox Upgrades, provided that the ** will ** to agree by ** for IBM's purchase of Arctic Fox from StorageTek, at the prices set forth in **
                              .

                       (7) Sales of Non-RMM Devices, as defined in Section ** , after ** ; and

                       (8) Use of Count Key Data Systems that are not Equipment or Devices by StorageTek or its Subsidiaries.

         6.8     ADDITIONAL STORAGETEK SALES

                 In the event that StorageTek or its Subsidiaries makes sales which are not within the scope of the sales enumerated in
                 Section 6.7, above, IBM shall nevertheless continue its obligations for future ** and ** if the total units of Product, Upgrades, Count Key Data Systems and Devices sold by StorageTek and its Subsidiaries, and not included under
                 Section 6.7, above, in any consecutive ** period, does not exceed ** units; provided that under no circumstances shall any units of Product, Upgrades, Count Key Data Systems and Devices sold by StorageTek and its Subsidiaries pursuant to this Section 6.8, include **. IBM will receive credit against the attainment of its ** Volumes in an amount equal to two times the amount of Terabytes sold pursuant to this Section
                 6.8. For the purposes of determining the capacity that shall be so credited, ** will be used.


7.       PRICING & PAYMENT TERMS

         7.1 Prices charged to IBM by StorageTek for Products sold hereunder in 1996, 1997 and 1998 shall be as set forth in Attachment 1 to Exhibit 1 to this Agreement. These prices include necessary cables, software, packaging, packing and shipping materials and such other items (excluding manuals) as StorageTek currently includes in its





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                 Product shipments.  Manuals normally included with Product shall also be included through September 31, 1996. Prior to such date the Parties will meet to discuss methods by which StorageTek could assist in preparing or having such manuals prepared at IBM's expense.

         7.2 Prices charged to IBM for Upgrades shall be as set forth in Attachment 3 to Exhibit 1 to this Agreement.

         7.3 In the case of Products or Upgrades manufactured by StorageTek in Europe, an additional charge equivalent to ** will be added by mutual agreement to the prices set forth in Attachments 1 and 3 to Exhibit 1, which charge initially shall be ** .

         7.4     Prices charged for Products in 1999 shall be as set forth in
                 Section 6.2.

         7.5     **  PRICE

                 Notwithstanding any other provisions in this Agreement, in no event will any price charged by StorageTek to IBM exceed ** Prices, as defined below:

                 a. The prices, ** offered by StorageTek to IBM for ** under this Agreement shall be ** after ** to ** .

                 b. If, during the term of this Agreement, StorageTek ** for ** to IBM hereunder, StorageTek agrees to ** , and StorageTek agrees to ** .

                 c. In addition to the above, StorageTek ** IBM ** for purposes of ** . If the ** determines that IBM ** , then ** , StorageTek will ** . Unless otherwise agreed, ** will not exceed ** .

         7.6     RECOVERY PAYMENTS

                 a. If IBM fails to purchase volumes from StorageTek equal to its ** Volumes for each ** , IBM will pay to StorageTek a sum referred to herein as a Recovery Payment. This amount shall be calculated, ** , on a ** basis by using ** as represented in the **
                       Tables attached hereto as ** , respectively, of ** . The amount of such Recovery Payments shall be calculated at least ** and shall be based on ** made by StorageTek to IBM, plus ** pursuant to other provisions of this Agreement, which ** shall be ** to IBM by StorageTek (hereinafter " ** Volumes"). If the parties cannot agree on such ** Volumes, then they shall resolve the dispute pursuant to Section 22. No later than the last day of such quarter, IBM will pay to StorageTek or StorageTek





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                                       18
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                       will pay to IBM the estimated net sum of any Recovery
                       Payment due to the other Party.   For  ** such  **
                       Recovery Payment shall not be reconciled to actual volumes of shipments and credits. For the ** such ** Recovery Payment shall be ** and credits for such ** by ** of the following year. Such Recovery Payment shall not exceed the sum of ** in any year.

                 b. Definition of IBM Total. As used in Appendices B and C of Attachment 2 to Exhibit 1 hereto, "IBM Total" shall
                       mean  (1)  for the   **  ,  the   **   IBM volumes of
                       all ** sold by IBM ** , expressed in Terabytes, which are ** for each ** by ** using the methodology that is consistent with ** then current outlook report for ** or, if such data is not available, as otherwise mutually agreed; and (2) for the ** , subject to StorageTek's Audit Rights, the total of ** during such year.

                 c. 1996. The Recovery Payment for 1996 shall be calculated by reference to ** . After making such calculation and after ** the amount, if any, ** in the ** , any positive number resulting shall be ** StorageTek by IBM as ** Recovery Payment. If a negative number results, then StorageTek shall ** IBM for the ** of such negative number.

                 d.    1997-1998.   The Recovery Payment for 1997 and 1998
                       shall be calculated by reference to ** . After ** such Recovery Payment the ** amount, if any, ** with respect to the ** , any positive number resulting from this calculation shall be ** StorageTek by IBM. If a negative number results, then StorageTek shall ** IBM for the ** of such negative number. All such **
                       shall be ** after receipt of ** reflecting the ** of shipments or ** amounts, but no sooner than the
                       **  .

                 e. 1999. The Recovery Payments, if any, for 1999 shall be calculated by reference to ** , as provided for in Section ** , above.

                 f. Notwithstanding anything to the contrary in this Section 7.6, in the event that StorageTek terminates this Agreement based on IBM's failure to purchase its ** Volumes or if IBM terminates this Agreement for convenience, then IBM's liability for ** shall be ** amounts calculated pursuant to Section **.

         7.7     FRU PRICES

                 Prices charged by StorageTek to IBM for new FRUs will be ** of such FRUs and the multiples set forth in Section 7.7a, below. For the purpose of this section and Section 15.4, cost shall be determined by using ** . The standard cost will be





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                 reviewed ** , and any differences in cost will be adjusted in the following period. Compliance with this section shall be subject to IBM's Audit Rights.

                 a.    Multiples for New FRUs.

                       (1)    During 1996 the multiple is  **  .

                       (2) During the remaining term of this Agreement the multiple is ** .

                       (3)    After the termination of this Agreement the
                              multiple is  **   .

                 b. FRU Rework. Prices for FRUs returned by IBM will be determined in accordance with Section 15.4.

         7.8     LOWEST COST SOURCING.

                 The Parties agree that it is in their mutual interest for StorageTek to obtain parts for new production and maintenance purposes at the lowest practicable cost. If IBM identifies a potential alternative source for any part, StorageTek will make a good faith reasonable effort to qualify the alternative. If such bid is comparable with the quality, terms and conditions and offers a better price compared to the then current source of such parts, and awarding such alternative source a supply contract pursuant to such bid does not adversely impact the terms of StorageTek's purchases of other parts from the then current source, then the lower cost will be used in determining prices to IBM for Equipment whether or not StorageTek actually obtains the part or parts from such alternative source.

         7.9     TAXES/DUTIES

                 The prices for Equipment supplied under this Agreement are exclusive of any customs charges and duties and sales, use, privilege, excise and similar taxes levied by the USA, foreign territories, or any other governmental entity on the Products, their export, import, shipment, purchase or sale. IBM shall pay and be responsible for the payment of any such taxes (excluding taxes based upon StorageTek's net income) or duties; and, to the extent legally required, StorageTek shall collect any applicable taxes unless IBM establishes its exemption therefrom. If StorageTek is required to pay any such taxes or duties, IBM will reimburse StorageTek pursuant to StorageTek's invoice.

                 IBM hereby represents to StorageTek that it is purchasing the Products hereunder for the purpose of resale, rent, lease or in-house use, and, if required by applicable law,





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                 IBM will furnish StorageTek with pertinent and valid sales and use tax exemption certificates.

         7.10    PAYMENT TERMS

                 a. StorageTek will invoice IBM for Equipment on or after the date on which such Equipment is Delivered. If any unit of Equipment is Delivered and is not suitable to be installed, then the Equipment shall not be considered as Delivered until such time that such Equipment is rendered suitable for installation. IBM or its designee will exercise reasonable efforts to install Equipment that it receives. IBM will promptly notify StorageTek when such Equipment is not suitable for installation.

                       Subject to Section 13.1k, payment terms will be the number of days from date of receipt of a correct invoice by IBM as shown in the following table:

                            Invoice Date             Payment Term
                            [S]                            [C]

                          --------------------------------------------
                            1996                           ** days
                            1997 or later                  ** days

                 b. StorageTek's invoices must state the IBM purchase order number, description of the item(s) being invoiced, quantity shipped, ship date, unit price, total amount due and the remit-to address. StorageTek will mail or deliver invoices to the address indicated on the purchase order.

                 c. Payment of an invoice by IBM under IBM purchase order(s) will not be construed as and will not constitute an acceptance of Product failing to conform to specifications or agreed upon quality levels, nor will any payment to StorageTek be construed as or constitute a waiver of any of IBM's legal rights or remedies.

                 d. StorageTek will invoice, and IBM will pay, in US Dollars to the address listed on StorageTek's invoice. All payments will be made by wire transfer of immediately available funds.

         7.11    SNAPSHOT FEATURE

                 IBM will license the Snapshot Feature as set forth in the Description of Licensed Works for the license fees set forth in Attachment 3 to Exhibit 1 hereto.





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8.       IBM SALES TO STORAGETEK

         8.1 StorageTek, in its sole discretion, may acquire Equipment from IBM for orders that StorageTek ** and which are ** . The prices for the first ** units of Products will be ** for such Products. The prices for all other units of Products will not exceed ** for such Products. The prices for Upgrades will not exceed ** for such Upgrades. Such Equipment may be sold by StorageTek ** . Sales by IBM to StorageTek will be pursuant to ** , as ** (as defined in such ** with a one (1) day transit period, except that all Equipment supplied pursuant to this section by IBM to StorageTek shall be provided on ** basis ** . Moreover, StorageTek shall not be subject to ** requirements that are contained in ** for such units.

         8.2 IBM agrees to sell StorageTek the Upgrades it reasonably requires to meet the ongoing remarketing obligations StorageTek has as of the ** with respect to ** . The prices for Upgrades for ** which IBM will charge Storagetek shall be commercially reasonable and not exceed ** of IBM's average selling price per ** for the ** as determined by ** , but under no circumstance shall such prices be any less than ** of the price charged to IBM by StorageTek per MB of Product as set forth in Section 7. Any such Upgrades, when purchased by IBM from StorageTek, will be counted as IBM's volumes in calculating IBM's attainment of its ** , and will not be subject to the limitations of Section 6.3, and will be counted in addition to the Qualified Upgrades.


9.       QUALITY

         9.1     MANUFACTURING TESTING

                 Prior to Delivery, StorageTek shall conduct a mutually agreed-upon preshipment manufacturing test at its plant on each unit of Equipment. Notwithstanding such preshipment manufacturing testing, all Equipment must conform to the Specifications.

                 StorageTek will provide IBM on a quarterly basis with a complete, summarized record of inspection and tests performed on each unit of Equipment during the term of the Agreement. Detailed records of inspection and tests (in manual and electronic form) performed for each unit of Equipment shall also be kept by StorageTek for three (3) years. Upon IBM's request, StorageTek will provide IBM with access to an electronic copy of the specific test results for each unit of Equipment within two (2) business days after receipt of such request.





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                 IBM's representative may, if it so requests and at its sole expense, witness the preshipment tests carried out by StorageTek, provided such request is made at least three (3) days prior to the scheduled Delivery of the items being tested. Any such observation by IBM shall be subject to StorageTek's reasonable safety and security rules and shall be conducted to the extent feasible on a noninterference basis.

                 IBM may also conduct its own testing to the extent feasible on a non-interference basis either at StorageTek's plant, its own facilities or IBM's customers' facilities, at IBM's own expense, to confirm that the Equipment meets the
                 Specifications.   Any testing performed at StorageTek's plant
                 shall be subject to StorageTek's reasonable safety and security rules.

         9.2     ENGINEERING CHANGES

                 a. Mandatory Engineering Changes. If changes that may affect the form, fit, function, interface, reliability or serviceability of the Equipment (including interchangeability with previously purchased FRUs) are required in order to make the Equipment sold hereunder conform to the Specifications ("Mandatory Engineering Changes"), StorageTek shall first obtain IBM's approval. If it is mutually agreed that the change is to be made, StorageTek shall make the changes at no charge to IBM in all units of Equipment which are not yet delivered to IBM. If such changes are required to make delivered units of Equipment conform to those Specifications, they shall be supplied in the form of mandatory field change kits at no charge to IBM in accordance with the procedure set forth below.

                       IBM shall supply labor to install, subject to Section 9.3h, all Mandatory Engineering Changes in delivered units of Equipment.

                       Field change kits resulting from Mandatory Engineering Changes described above will be administered as follows:

                       (1) StorageTek will promptly send an engineering change notice (ECN) to IBM prior to Delivery of the first shipment of Equipment that contains a Mandatory Engineering Change. IBM shall issue a no-charge purchase order for all mandatory field change kits that IBM desires. Such kits and any Equipment returned which are covered by the Mandatory ECNs shall be shipped freight prepaid by StorageTek, at no charge to IBM.

                       (2) StorageTek will ship the mandatory field change kits according to the schedule that is set forth in clause (4), below, and issue a no-charge invoice to IBM for all parts ordered and shipped as a part of the mandatory field change kits.

                       (3) Subject to the terms of Section 15.3, IBM will use reasonable efforts to see that repairable parts (displaced by field change kits) from Equipment are packaged separately from other parts returned. IBM will send Products to StorageTek, freight prepaid, and Upgrades and FRUs, freight collect.

                       (4) For each Mandatory Engineering Change the parties will agree upon an appropriate round-robin process for distributing field change kits to the field and securing the return of displaced FRUs for rework by StorageTek.

                 b. Emergency Engineering Changes. Notwithstanding Section 9.2a, above, StorageTek may issue any engineering change necessary to remedy an Equipment-down situation at a customer of IBM or to make any unit of the Equipment safe (an "Emergency Engineering Change") upon notice to IBM but without any prior evaluation or approval by IBM; provided, however, that StorageTek agrees to follow the procedures as set forth in Section 9.2a in order to implement a permanent solution to resolve the safety or down situation that arose precipitating the need for the engineering change.

                       As to any affected Equipment from time to time in IBM's inventory or control, or already accepted by IBM, IBM shall use reasonable efforts to promptly accomplish the installation of such Emergency Engineering Change. In the event of installation of Emergency Engineering Changes by IBM hereunder, StorageTek shall implement a corrective action plan, including the provision of information, materials, tools and parts necessary to effect the installation of such Emergency Engineering Changes on the affected Equipment (all without cost to IBM), subject to Section 9.3h.

                 c. Optional Engineering Changes. In addition to Mandatory Engineering Changes, it is recognized by the Parties that there may be optional changes requested by either IBM or StorageTek, which are not required to make the units of Equipment conform to the Specifications. The cost of implementing such changes (including kits and labor) on delivered Equipment shall be divided between the parties as they mutually agree. StorageTek will deliver field change kits for such changes to IBM, as specified in IBM's purchase order, which purchase order shall be given by IBM to StorageTek within such time period as the Parties shall mutually agree.

                 d. Procedures Regarding Proposed Engineering Changes. In connection with any engineering changes proposed pursuant to Section 9.2a, above, StorageTek will forward to IBM, at IBM's request, a minimum of two (2) samples of each such proposed engineering change, as well as the details of any proposed change, to enable IBM to determine whether to approve such change, including:

                       (1) the effect of the change on the form, fit, function, interface, reliability or serviceability of the Equipment;

                       (2) StorageTek's reference number for the proposed change;

                       (3) StorageTek's identification of the item to be changed and whether any items should be returned;

                       (4) description of and reason for the change with sufficient engineering detail and applicable validation data, as endorsed by StorageTek's quality control process, to enable the proposal to be assessed;

                       (5) the date and, if available at the time, StorageTek's serial number from which StorageTek proposes to implement the change;

                       (6) whether retroactive action is proposed and, if so, the details of any necessary field action and the initial availability of FRUs (on Engineering Changes, StorageTek will advise IBM about the effect on (a) outstanding orders for Equipment;
                              (b) units of Equipment which are at the time of such proposed change in for repair or replacement; and (c) the next batch of units of Equipment to be delivered from StorageTek's plant on which the Engineering Change should be implemented);

                       (7) intended alterations to FRUs, documentation, tools and other relevant material supplied or to be supplied to IBM; and

                       (8) whether any parts will become obsolete as a result of the change.

                       Except for any Emergency Engineering Changes, StorageTek is required to obtain IBM's prior written approval for each Engineering Change before StorageTek's implementation of the same.

                 e. Revalidation. Upon implementation of each engineering change, StorageTek agrees to perform revalidation testing at no charge to IBM to ensure that the Equipment so changed meets the Specifications.

                 f. Obsolete Upgrades and FRUs. If StorageTek makes any Mandatory, Emergency or StorageTek-initiated Engineering Change which renders any Upgrades and FRUs obsolete (i.e., unusable), StorageTek shall replace the obsolete Upgrades and FRUs at no charge to IBM in accordance with
                       the procedures set forth in Section 9.2a, above.   No
                       returns are authorized for field change kits that are requested as a result of an optional IBM-initiated engineering change which renders any Upgrade or FRU obsolete.

         9.3     QUALITY LEVELS

                       a. RAS Criteria. StorageTek shall maintain (i) throughout the term of this Agreement, and (ii) for a period of ** after the date of last Delivery of each type of Product (provided IBM pays for the Product Engineering Services unless it is not required to do so and StorageTek is still providing Product Engineering Services for its own distribution of Equipment or Devices); the following reliability, availability and service ("RAS") levels for the Products:

                            SERVICE CALL CALCULATION

                                                            Effective
                              RAS Criteria                     Date          Iceberg        Kodiak
                              ------------                  -----------      -------        ------
                              Service Call Rate               **             **              **

                              Guardband                                       **                **

                       For measuring Service Calls, the calculation of a Machine Month is based on the use of a 180 GB and 360 GB machine configuration for Iceberg and Kodiak, respectively.

                                        IMPACT ERROR CALCULATION

-------------------------------------------------------------------------------------------------------------
                                                 IMPACT ERRORS
-------------------------------------------------------------------------------------------------------------
                           **          **           **           **           **          **           **
-------------------------------------------------------------------------------------------------------------
 ICEBERG                       **           **          **           **           **           **          **
-------------------------------------------------------------------------------------------------------------
 KODIAK                        **           **          **           **           **           **          **
-------------------------------------------------------------------------------------------------------------
 GUARDBAND                     **           **          **           **           **           **          **
-------------------------------------------------------------------------------------------------------------


                       Such rates will be calculated based on the total number of Impact Errors that occur during a calendar quarter divided by the total number of Machine Months during said quarter for Iceberg and Kodiak, respectively.





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         and Exchange Commission under an application for confidential treatment.

EXAMPLE:

----------------------------------------------------------------------------------------------------
                        OCTOBER               NOVEMBER              DECEMBER              TOTAL
----------------------------------------------------------------------------------------------------
 End of Month           **                    **                    **                    **
----------------------------------------------------------------------------------------------------
   Install Base                 **                    **                    **                    **
----------------------------------------------------------------------------------------------------
   Impact Errors               **                    **                    **                     **
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Failure Rate                                                                                     **
----------------------------------------------------------------------------------------------------

                       Impact Error measurements for Kodiak will not count toward any criteria until the earlier of: (i) the first quarter in which ** units of Kodiak have been installed by IBM, or (ii) the second quarter of 1997, provided that at least ** units have been installed by IBM as of the last day of such quarter.

                       Impact Error measurements for Iceberg will not count toward any criteria until ** units of Iceberg have been installed by IBM.

                       The RAS measurements shall exclude impacts or failures of Products where a microcode or engineering change is available which, if installed, would have prevented the impact or failure from occurring; provided, however, that such microcode or engineering change was made available by StorageTek for installation pursuant to a nonemergency (i.e., generally distributed) engineering change at least three (3) months prior to the date of an Impact Error or Service Call. The RAS measurements will exclude any Impact Errors and Service Calls that arise from ** concurrent Drive failures in the same array, and any Service Calls and Impact Errors for units of Iceberg and Kodiak installed as part of the ESP, as defined in the SOW.

                       For the first ninety (90) days following the availability of a Major Enhancement, IBM will exercise reasonable efforts to install within 30 days engineering changes that StorageTek designates as "critical."

                       Calculations of the actual Service Call Rate and Impact Error Rate will be made based on U.S. installations only.

                 b. Error Free Installation Criteria. StorageTek shall maintain a ** Error Free Installation rate for Products and Upgrades (separately calculated) until the date





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         treatment.

                       on which IBM no longer markets Products and Upgrades. These measurements will be calculated separately for Products and Upgrades. This rate assumes that an average IBM-customer subsystem installation is comprised of an Iceberg subsystem, or a Kodiak control unit and one connecting storage cabinet. If the average IBM-customer installation for the Kodiak Product involves more than one connecting storage cabinet, then the ** rate for Kodiak will be reduced by ** for each connecting storage cabinet in calculating such average.

                 c. Levels for Future Functions. Features or functions added after the initial shipment in volume of Iceberg and Kodiak will be measured against specific reliability, availability and service criteria that is to be documented and addressed in each applicable product development plan and related specification for the future feature or function, but in any event they must meet the Iceberg and Kodiak criterion as specified herein.

                 d. Guardband. StorageTek shall not be considered to be failing to meet the criterion unless the percentage by which IBM's actual measurements exceeds the criterion is at least higher than the Guardband percentage set forth above in Section 9.3a for Service Calls or Impact Errors.

                 e. Action Plan. If StorageTek fails to meet the Service Call Rate, Impact Error Rate, or Error Free Installation Rate, then StorageTek shall promptly investigate the cause of the failures, and generate and provide to IBM within ten (10) days a root cause failure analysis that describes the cause of the failures. StorageTek will promptly develop and implement an action plan acceptable to IBM to resolve such failures, which plan shall include remedies for failure to meet the Service Call Rate, Impact Error Rate, or Error Free Installation Rate in such action plan.

                       StorageTek shall provide all support necessary to meet an agreed upon repair turnaround time that is established in the action plan to maintain IBM's customers' satisfaction. StorageTek's plan may include, but is not limited to increased repair capacity (i.e., labor, equipment, facilities); expedited freight; and providing new, repaired and/or upgraded buffer stock to IBM's stocking locations, distributors and customer sites.

                 f. Price Reduction for FRU Costs. StorageTek shall provide a price reduction to IBM ** after the date of last Delivery of each type of Products in an amount that is equal to ** ("Excess FRU Cost"). The calculation of this price reduction shall specifically exclude ** . The price reduction provided hereunder may **
                       StorageTek.   Any claim to such price reduction will be





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         and Exchange Commission under an application for confidential treatment.

                       deemed waived if not made by IBM no later than ** days after the ** in which such Excess FRU Cost occurred.

                 g. Reporting of FRU Consumption. IBM will provide a quarterly report to StorageTek that summarizes IBM-reported fault symptom information for the consumption of FRUs in repair actions that are undertaken by IBM in the United States. The summarized information in this report will be adjusted by IBM to exclude those items which qualify as Cost Exclusions. This information is considered to be IBM confidential, and StorageTek agrees to keep such information confidential under the terms of the Agreement for Exchange of Confidential Information between the Parties.

                 h. Credit for Labor Costs. The target for labor required for repair actions (including ** and those repair actions related to ** , but excluding labor required for ** is ** for each ** during a Machine Month. StorageTek shall provide a credit to IBM on a ** basis up through ** after the date of last Delivery of Product, upon StorageTek's receipt of appropriate supporting documentation, for average labor costs per Machine Month incurred by IBM in connection with repair actions that are in excess of ** of that ** target ("Excess Labor Cost"). The amount of this credit will be calculated by multiplying the number of hours in excess of ** of that ** target by a rate of ** per hour. In the event that IBM incurs labor costs in excess of ** of that ** target and the Parties determine that the incurrence of ** , then a ** action will be developed and implemented. This plan shall include ** . The calculation of Excess Labor Cost will be based on ** and ** . The credit provided hereunder may ** be used by ** , first, by ** against any ** during the ** ; second, against ** , or third, ** after ** . Any claim to such credit will be deemed waived if not made by IBM no later than ** days after the ** in which such Excess Labor Cost occurred.

                 i. Attainment. The RAS criteria will be separately calculated and applied to Iceberg and Kodiak. If StorageTek fails to meet the established RAS criteria for Service Calls or Impact Error rates set forth in
                       Section 9.3a for Iceberg and Kodiak in any calendar quarter (after taking into consideration the applicable Guardbands), then StorageTek shall be given until the end of the next succeeding quarter to implement the action plan described in Section 9.3e, above.

                       If the RAS criteria is missed again during such next quarter, then IBM will receive credit towards attainment of its ** Volumes in an amount equal to





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         and Exchange Commission under an application for confidential treatment.

                       either: (i) such ** , or (ii) ** , times the ** was more than the ** set forth in Section ** , above.

                       The amount of credit that is counted for attainment towards IBM's ** will be calculated ** ." Such ** amounts will be ** to determine the amount of credit that IBM is entitled to receive toward the achievement of its volume commitments. An example of the calculation of the amount of credits to which IBM may become entitled under this clause (i) is ** .

         9.4     QUALITY ASSURANCE

                 StorageTek shall maintain at its sole cost and expense an effective quality control system to maintain under continuous control the entire process of design, manufacture and FRU repairs, including the packaging and shipping of Equipment. This system shall include checks to verify that all requirements of the Specifications are satisfied.

                 StorageTek is responsible to insure that workmanship, construction and other standards specified by this system satisfy the requirements of the Specifications. StorageTek's quality assurance shall be applied in a manner that will maintain a consistent level of quality. StorageTek's quality control procedures and instructions shall be made available to StorageTek's employees, agents, contractors and subcontractors, and to IBM, at the place of manufacture.

                 Upon request, IBM may conduct inspections on a non-interference basis at StorageTek's manufacturing and repair plants at any time during normal working hours provided that, within 24 hours if an emergency situation exists or at least three (3) days under non-emergency situations, prior written notice is given by IBM. StorageTek will use reasonable efforts to accommodate visits on shorter notice. Such inspection may, at IBM's option, include the witnessing of tests and inspection of Equipment, whether completed or not. StorageTek will promptly take appropriate corrective action with regard to any deficiencies found by IBM and reasonably agreed to by StorageTek.

         9.5     ISO 9000 CERTIFICATION AND USE OF SUBCONTRACTORS

                 StorageTek shall maintain ISO 9000 certification, and use statistical process control systems to monitor quality, for its manufacturing and development processes for Equipment supplied to IBM during the term of the Agreement.

                 StorageTek shall ensure that its subcontractors that are involved with the manufacturing and development of Equipment shall maintain ISO 9000 certification,





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         and Exchange Commission under an application for confidential treatment.

                 and use similar statistical process control systems to monitor quality. StorageTek shall also ensure that its suppliers who provide parts, assemblies or subassemblies that are used in the manufacturing and development of Equipment shall maintain ISO 9000 certification or use reasonable process control systems to monitor quality.

                 It is the sole responsibility of StorageTek to select and manage its suppliers. StorageTek will make available to IBM, upon request, a list of all suppliers that are used to supply parts or components in StorageTek's manufacturing process for Equipment. StorageTek agrees to use its best efforts to notify IBM of any additions or changes made in its suppliers. If IBM reasonably determines that there is a supplier that may be of concern to it, then StorageTek shall develop and implement a mutually agreeable plan to address IBM's concerns.

                 StorageTek shall provide, upon written request by IBM, all information pertaining to the measurements of quality that are made for Equipment, and generated or derived from StorageTek's statistical process control systems.

                 StorageTek is solely responsible for the quality of Equipment supplied to IBM. Review and approval by IBM of StorageTek's or any of its subcontractor's quality process systems does not relieve StorageTek of this responsibility.

                 StorageTek agrees to notify IBM of any planned significant changes that may adversely affect its manufacturing processes or could adversely affect the form, fit, function, quality, reliability, serviceability or safety of the Equipment to be supplied to IBM no later than ninety (90) days before planned implementation.


10.  PRODUCT LEAD TIMES AND FORECAST

          10.1 IBM will provide a monthly build forecast to StorageTek for a ** period (or a period equal to the remaining term of this Agreement if less than ** ). The current quarter forecast will be broken down by week and by Delivery location.
                 Volumes, specified in units of Product and Upgrades by Delivery location, for the quarter following the then-current quarter will be established and provided to StorageTek no later than ** prior to the start of any given quarter. At such time, the forecast for the upcoming quarter will be binding, subject to the quarterly volume modifications referred to in Sections 10.2 and 10.3. Except as otherwise provided in the preceding sentence, volume forecasts are provided as good faith estimates of IBM's anticipated requirements for Products and Upgrades for the periods indicated based on current market conditions and do not constitute commitments to purchase any fixed quantity of Products.





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         and Exchange Commission under an application for confidential treatment.

          10.2 StorageTek agrees to supply, and IBM agrees to take Delivery of, during any current quarter, and to pay in accordance with
                 Section 7, above, for not less than the Minimum Percentage (as shown in the table below) of the units forecasted as of the date the volumes became binding as provided in Section 10.1. StorageTek agrees to use the Remainder Percentage (as shown in the table below) to satisfy the next quarter's orders. StorageTek will hold additional units in excess of the Remainder Percentage provided that IBM purchases and pays for such additional units. Any units of inventory not required under this section to be purchased and delivered in the then-current quarter will be applied to and delivered to fulfill the next-following quarter's volume requirements before any new orders for such next-following quarter are fulfilled.

                                                         1996        1Q-3Q 1997      4Q 1997-end
                                                         ----        ----------      -----------
                       Minimum Percentage                 **           **                **
                       Remainder Percentage               **           **                **

                 With ** prior written notice, IBM may elect to adjust the flexibility for ** to correspond to the other elements of the above table, as well as the Maximum Percentage described for the same quarters in Section 10.3, below, by changing the payment terms set forth for those quarters in Section 7.10 from 45 to 30 days.

                 Initial purchases of Iceberg Product shall exclusively be ** until such time as IBM has purchased up to ** .

         10.3 IBM may also require StorageTek to deliver during the current quarter, for which IBM shall pay in accordance with Section 7, above, up to the Maximum Percentage as shown in the table below of the units forecasted as of date the volumes became binding as provided in Section 10.1, except as adjusted as set forth in the penultimate paragraph of Section 10.2, above.

                                                    Q4 1996        1Q-3Q 1997            4Q 1997-end
                                                    -------        ----------            -----------
                       Maximum Percentage             **               **                     **





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         and Exchange Commission under an application for confidential
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                                      32

         10.4    CURRENT QUARTER

                 Subject to Sections 10.2 and 10.3, in order to assist StorageTek in planning its manufacturing operations, IBM will provide modifications to the previously submitted weekly schedules in the current forecast, as follows:

                             FLEXIBILITY                                 NOTICE REQUIRED
                               TARGET                             (in days from anticipated
                                                                         Delivery date)
                             ---------------------------------------------------------------------
                                +/-   **                                    within      **
                                +/-   **                                    within      **
                                +/-   **                                    within      **
                                +/-   **                                    within      **
                                +/-   **                                    within      **
                                +/-   **                                    beyond      **

               All volume increases will be allowable per the matrix above up to StorageTek's maximum capacity. StorageTek's initial maximum capacity is stated in the following table:

                  CAPACITY IN UNITS OF PRODUCT PER WEEK, FOR:

                                             Iceberg            Kodiak
                                             -------            ------
                                 1996          **                 **
                                 1997          **                 **
                                 1998          **                 **

                 Upon mutual agreement, StorageTek will add additional capacity if IBM increases its forecasted volumes beyond the current maximum capacity with at least six months' prior written notice to StorageTek. StorageTek agrees to use reasonable efforts to accommodate variations greater than those stated above, including but not limited to accepting assistance from IBM.

         10.5    STORAGETEK'S CAPACITY/ALLOCATION

                 a. StorageTek expressly represents that StorageTek has, as of the Effective Date of this Agreement, and will maintain throughout the term of this Agreement, adequate product and manufacturing capacity to fulfill in a timely fashion all its existing contractual commitments as well as the quantities committed to in





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         and Exchange Commission under an application for confidential treatment.

                       this Agreement by IBM (when taking into account Section 10.4) and any commitments StorageTek subsequently enters into, without allocation of production among its customers. However, if StorageTek is unable to meet its Delivery commitments and must allocate its capacity, inventory, test equipment, resources, use of personnel, parts, components, supplier resources and capabilities, etc., that are used to produce Equipment, then StorageTek agrees to:

                       (1)    act in good faith; and

                       (2) allocate its capacity, supplier resources and capabilities, inventory, test equipment, resources, use of personnel, parts, components, and available supply of Equipment to fill orders for IBM in the following order of priorities:

                               (i)  ** ; and

                              (ii)  ** .

                 b. StorageTek will allocate parts, components and materials in accordance with the following priorities:

                       (1)    Code A FRUs order/requirements are filled first;
                              and

                       (2) then a fair allocation between manufacturing orders and nonemergency maintenance parts order/requirements.


         11.     PURCHASE ORDERS, ALTERATIONS & RESCHEDULING

         11.1 IBM may submit purchase orders at any time; provided, however, that subject to Section 11.6, any order shall be binding on both Parties if such order is within the forecast range set forth in Sections 10.2 and 10.3, and is submitted not less than ten (10) business days before IBM's requested date of Delivery. IBM may request that StorageTek deliver in fewer than ten (10) business days and StorageTek may agree to do so.

         11.2 This Agreement does not constitute a purchase order. IBM may issue purchase orders from time to time during the term of this Agreement in either electronic (EDI) or written form. Authorization to StorageTek to perform any work or produce any Equipment under this Agreement will be through IBM purchase orders only. Alterations to the quantity, delivery date, engineering level, or other items on





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         and Exchange Commission under an application for confidential treatment.

                 purchase orders may be made by IBM from time to time, subject to StorageTek's agreement. Purchase orders will be considered noncancelable within ten (10) days of the scheduled Delivery date.

         11.3 IBM shall submit its purchase orders to StorageTek at the address set forth in the Notices section of this Agreement. IBM's purchase orders will include:

                 a. IBM's part, model or feature numbers, configuration and description of Equipment;

                 b.    quantity required;

                 c.    unit or item price and total order price;

                 d.    required delivery date(s);

                 e. delivery instructions (including a carrier who will accept delivery at StorageTek's address); and

                 f.    reference to this Agreement.

                 Unless otherwise specifically agreed to in writing, additional terms and conditions on IBM's purchase orders or on StorageTek's acknowledgment, whether in conflict with this Agreement or not, are superseded hereby and are of no force and effect.

         11.4 StorageTek agrees to accept conforming IBM purchase orders and to manufacture, supply and Deliver Equipment in accordance with the terms and conditions of this Agreement. StorageTek agrees to provide written acknowledgment of IBM's purchase orders within two (2) days, for volumes within IBM's forecast, or within five (5) days, for volumes in excess of IBM's forecast, as measured from StorageTek's actual receipt of the purchase order (without regard to the Notices section of this agreement, except for EDI) which purchase order may be made verbally and/or in advance of StorageTek's receipt of a hard copy confirming such order. If StorageTek's acknowledgment is not received by IBM within the two (2) or five (5) day period, as described above, from the date of receipt of the purchase order from IBM, then the purchase order, including the requested delivery date(s) will be deemed to be accepted by StorageTek. StorageTek may not reject any IBM purchase order that conforms to the requirements of this Agreement and covers quantities forecasted by IBM, as described in Section 10.

         11.5 Orders for FRUs needed on a "Code A" basis (i.e., emergency-customer down) will be shipped by StorageTek within twenty-four (24) hours at a price not to exceed the lesser of ** of the price in Exhibit 5 or such price plus ** , with IBM designating the carrier and being responsible for freight and insurance costs. However, IBM will not pay any premium (i.e. pay only 100%) for Code A FRUs necessitated because StorageTek has failed to deliver nonemergency FRU orders within the lead times set forth in Exhibit 5.

         11.6 IBM may cancel purchase order(s) or any portions thereof for any reason by notifying StorageTek in writing at least ten
                 (10) days prior to the scheduled Delivery date. Cancellation will be effective upon StorageTek's receipt of the written cancellation notice from IBM. StorageTek will immediately cease building such units for the affected purchase order(s) in accordance with the cancellation notice. IBM will have no liability for canceled purchase orders other than as set forth in Section 10.2, and, if applicable, any Recovery Payment as described in Section 7.6 hereof.

         11.7 If for any reason StorageTek is unable to Deliver as required by accepted IBM purchase order(s), and fails to correct such inability within ** of such failure, IBM will have the right to cancel such purchase order(s) or portions thereof by notifying StorageTek in writing. If IBM cancels purchase orders under this Section 11.7, IBM's only obligation will be to pay for Products or Upgrades already delivered at the time of IBM's cancellation notice ** .

         11.8 Due to ongoing and unpredictable market conditions, StorageTek agrees to permit IBM, upon written notice to StorageTek, to require StorageTek to reconfigure units of Products and Upgrades as follows:

                 a. Configuration changes that do not change a unit model number may be made without additional cost until ** before scheduled Delivery; and

                 b. Any other configuration changes may be made at any time (including Product and Upgrades that require reconfiguration after Delivery) and such configuration changes will be ** . StorageTek and IBM will agree in advance on a schedule of lead times and costs that will apply to such configurations.

         11.9 Subject to Section 10, IBM may reschedule purchase order(s) or any portions thereof for any reason by notifying StorageTek in writing at least ** prior to the Delivery Date specified on the purchase order(s).

         11.10 For the last quarter of this Agreement, the purchase orders submitted by IBM to StorageTek shall be noncancelable unless StorageTek is manufacturing Devices.





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         and Exchange Commission under an application for confidential treatment.

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         11.11   Products and Upgrades that are supplied to IBM hereunder will consist of new parts and components. FRUs that IBM returns will be reworked by StorageTek to an equivalent-to-new reliability level. Such reworked FRUs will not be used in any new Products or Upgrades Delivered to IBM hereunder, but may instead be returned to IBM as reworked FRUs.


12.      CONSIGNMENT

         12.1 IBM will consign certain disk drives ("Drives") to StorageTek for use in Equipment. Drives supplied by IBM to StorageTek shall only be used by StorageTek to build Equipment for IBM and shall remain the property of IBM.

         12.2 StorageTek agrees to sign and adhere to the terms and conditions of the IBM Consignment Agreement, attached hereto as Exhibit 4, provided, however, that the terms of this
                 Section 12 prevail over those of Exhibit 4.

         12.3 IBM agrees to consign Drives to StorageTek in accordance with a mutually agreed Profile based on at least a five-day buffer ahead of StorageTek's build cycle, and including a yield factor based upon the previous quarter's experience and
                 calculated using  a  mutually  agreed formula.   Any Drives,
                 or other IBM-supplied parts and components, that are not used by StorageTek due to integration fall-out will be returned to IBM within ten (10) days after such fall-out.

         12.4 If IBM fails to provide consigned Drives to StorageTek in accordance with Section 12.3, and StorageTek's manufacturing line is down such that StorageTek cannot meet its Delivery dates to IBM, then StorageTek will agree, per Section 10.2, to hold up to ** as the case may be, of such undelivered and forecasted Products and Upgrades, without Drives, in inventory for up to ** . If the amount of such Products and Upgrades held in inventory exceeds ** of the forecasted volumes then StorageTek will notify IBM, and IBM will ** .

         12.5 If IBM Drives are not available for an extended period of time, IBM may request assistance from StorageTek in securing drives from other drive manufacturers in lieu of using IBM Drives. StorageTek agrees, on a best effort basis, to assist in securing the most cost effective, high quality alternative, and with the agreement of IBM, to take the steps necessary to integrate such drives into the Product. In such event, the parties will agree in advance on an equitable division of StorageTek's cost of securing, qualifying and integrating such drives, including any cost relating to inventory or required firm purchase commitments even if such substitution is only temporary in nature.





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
         12.6 StorageTek agrees to return to IBM freight collect any IBM consigned Drives in StorageTek's inventory, within five (5) days of receipt of IBM's written (or EDI) request.


13.      DELIVERY

         13.1    ON-TIME DELIVERY

                 a. StorageTek shall use its best efforts to ensure that every scheduled Delivery date is met. StorageTek must notify IBM in advance if a scheduled Delivery date will not be met. StorageTek will make every reasonable effort at its expense to ensure the earliest possible Delivery date and quantities for late Equipment, including, but not limited to, overtime and expedite charges. "On schedule" means ** . Unless delay is caused by IBM's delay in its supply of Drives or IBM-supplied parts and components, StorageTek will arrange for premium transportation and pay, at StorageTek's sole cost and expense, for the difference between normal transportation and such premium transportation, including, but not limited to, air transportation and expedited freight charges. StorageTek also agrees to provide, at IBM's request, an action plan to correct late shipments and to resolve any Delivery problems.

                 b. If, during any ** period, StorageTek fails, on a one-time basis only, to Deliver more than ** but not more than ** , of the units of Equipment that are scheduled for Delivery in a calendar month by their scheduled Delivery dates, then StorageTek shall be required to expedite shipment of such units in accordance with Section 13.1. If more than ** of such units of Equipment are Delivered late in ** , then StorageTek will provide IBM with credit towards attainment of its ** Volumes for ** in an amount equal to ** the number of ** that were ** in excess of ** .

                 c. If StorageTek fails to Deliver more than ** of the units of Equipment that are scheduled for Delivery by their scheduled Delivery dates in the next following month, and except for Volumes subject to the one time per ** provision defined in 13.1b, above, then StorageTek shall provide IBM with ** credit towards attainment of its ** Volumes for ** equal to ** the number of ** that ** by StorageTek.

                 d. If, in the month following any month in which a ** adjustment was credited to ** Volumes under this
                       Section 13.1, StorageTek fails to Deliver more than ** of the units of Equipment that are scheduled for





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
                       Delivery by their scheduled Delivery dates, then StorageTek shall provide IBM with ** credit towards attainment of its ** Volumes for ** in an amount equal to ** the number of ** that were ** by StorageTek.

                 e. If, in the next following month, StorageTek fails to Deliver more than ** of the units of Equipment that are scheduled for Delivery by their scheduled Delivery dates, then StorageTek shall provide IBM with ** credit towards attainment of its ** Volumes for ** in an amount equal to ** the number of ** that were ** by StorageTek.

                 f. If, in the next following month, and for each additional consecutive month, StorageTek fails to Deliver more than ** of the units of Equipment that are scheduled for Delivery by their scheduled Delivery dates, then StorageTek shall provide IBM with ** credit towards attainment of its ** Volumes for ** in an amount equal to ** the number of ** that were ** by StorageTek.

                 g. Notwithstanding anything to the contrary in this Section, and in lieu of credits provided in other paragraphs of this Section, if, in any calendar month, and subject to Section 13.1b. above, StorageTek fails to Deliver more than ** of the units of Equipment that are scheduled for Delivery by their scheduled Delivery dates, then StorageTek shall provide IBM with ** credit towards attainment of its ** Volumes for that ** in an amount equal to ** the number of ** that were ** by StorageTek.

                 h. Any credit towards achievement of IBM's ** Volumes for ** by StorageTek to IBM ** such Equipment ** by StorageTek ** credited towards IBM's attainment of its volumes.

                 i. Notwithstanding anything to the contrary in this Section, units of Equipment which StorageTek fails to Deliver by the Delivery date will not be counted as failures to Deliver if StorageTek causes such units to be delivered to IBM customers by the delivery date IBM has committed to such customers (the "Commit Date"). IBM will notify StorageTek in writing of each unit of Equipment which fails to arrive by the Commit Date within ten (10) business days after StorageTek notifies IBM that such shipment was expedited.

                 j. If IBM fails to deliver Drives to StorageTek in accordance with the ** in Section ** of this Agreement and this delay results in ** in accordance with ** then IBM agrees to ** , and StorageTek agrees to ** , and such units ** .





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                 k.    If StorageTek fails to deliver to IBM more than  **  of
                       the units of Equipment scheduled for Delivery by the scheduled Delivery dates in a month, for ** consecutive calendar months then the payment terms in
                       Section 7.10a will be immediately extended to ** days until ** after the first month in which StorageTek Delivers 98% or more of Equipment on its scheduled Delivery date.


                 l. IBM expressly reserves the right to assert that any failure to ship Equipment on a timely basis, including, but not limited to, failures for which volume adjustments are provided for in this section, could constitute a material breach of StorageTek's obligations under this Agreement.

         13.2    CARRIER

                 It is understood and agreed that IBM shall make all arrangements for shipments of the Equipment. It shall be the responsibility of IBM, at its own expense, to supply StorageTek with detailed documentation and instructions and all necessary export licenses, customs declarations and certificates in properly executed form required for successful shipment of Equipment from the Manufacturing Site and entry into foreign territories. StorageTek shall notify IBM when Equipment is ready for shipment from StorageTek's plant. IBM will pay all shipping and transportation charges directly to the carrier or freight forwarder as long as shipped in accordance with IBM's routing instructions. If IBM requests that StorageTek arrange shipping, IBM shall reimburse StorageTek for the shipping charges pursuant to StorageTek's invoice. In no event will IBM reimburse StorageTek for, or pay any C.O.D. charges, should StorageTek ship by another carrier without prior IBM approval. If StorageTek ships using other than an IBM-approved carrier, StorageTek is responsible for any incremental increase in freight charges.

         13.3    TITLE/RISK OF LOSS

                 Title to Equipment and risk of loss shall pass to IBM at StorageTek's plant of manufacture loading dock. [F.O.B. by UCC/ExWorks by INCOTERMS]; provided, however, that notwithstanding anything to the contrary in this Agreement title to all Licensed Works will remain with StorageTek, except as provided in the IDA and its related Attachments. All claims for shipping damage shall be resolved between IBM, carriers or freight forwarders handling the Equipment and the insurance companies and agents responsible for adjusting such claims, and StorageTek shall have no responsibility with respect thereto. However, at IBM's request, StorageTek agrees to cooperate reasonably with IBM in filing and settling such claims.





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
         13.4    PACKAGING

                 StorageTek will package each unit of Equipment according to an agreed-upon Specification for packaging. The prices for Equipment include all packaging costs.


14.      EQUIPMENT WARRANTY

         14.1 StorageTek warrants that units of Equipment (excluding Drives and nonserialized FRUs) that are to be provided to IBM hereunder conform to the Specifications and are and shall remain free from defects in materials and workmanship, for the time periods specified in this Section 14.1.

                 a. The warranty period for each unit of Products and Upgrades shall be ** after the earlier of:

                       (1)    ** ; or

                       (2)    ** .

                 b. StorageTek will serialize the FRUs identified as serialized on Exhibit 5, and as to those FRUs the warranty period shall be ** after the earlier of:

                       (1)    ** ; or

                       (2)    ** .

         14.2 All warranties provided by StorageTek to IBM hereunder shall survive any inspection, delivery, acceptance and payment and shall not be affected by the fact that IBM has resold, rented or leased units of Equipment to others.

         14.3 IBM will maintain failure records for Products and Upgrades to the same extent as IBM maintains such records for similar high-end direct access storage device products marketed by it. If IBM believes failures for a given serial number unit of Equipment warrants replacement, IBM may request and StorageTek may agree to replace the same at no cost to IBM. StorageTek's agreement will not unreasonably be withheld. In order to improve Equipment quality and minimize costs, StorageTek may request relevant information from the data which IBM retains regarding failure by machine serial number. IBM may agree to provide such information to StorageTek. Such agreement will not be unreasonably withheld.





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         14.4    StorageTek's liability under warranty pursuant to Section 14.1 is limited to: Delivery to the IBM regional stocking locations specified by IBM of retrofit kits (containing FRUs) with installation instructions (at no charge to IBM) as necessary to make Equipment conform to the Specifications, or otherwise be free from defects in materials and workmanship;
                 or repair or replacement, at StorageTek's option, without cost to IBM, of the defective Equipment. IBM will use reasonable efforts to resolve customer issues through use of FRUs or retrofit kits before requesting repair or replacement of the defective Product or Upgrade. Labor to remove defective FRUs and install replacement FRUs under this warranty shall be supplied by IBM at no charge to StorageTek, subject to Section 9.3h. Where warranty can be provided by replacing a FRU, StorageTek will provide and IBM will install the replacement FRU.

         14.5 All warranty claims shall be made by IBM, regardless of any transfer of title or possession of the Equipment by IBM to other parties, and StorageTek agrees that IBM may make warranty claims against StorageTek on the behalf of any rightful user or possessor of the Equipment.

         14.6 StorageTek's liability to perform warranty under this Section 14 shall not apply to failures of any unit of Equipment caused by:

                 a. Physical abuse or use that is not consistent with operating instructions for the Equipment; or

                 b. Modification (by other than StorageTek's personnel or agents) in any way other than approved by StorageTek; provided, however, that the warranty shall not be voided by repair or replacement of FRUs or the attachment of items in the manner described in maintenance or installation instructions provided by StorageTek.

         14.7 Claims under the terms of this warranty shall be submitted to StorageTek in writing (including EDI) and shall clearly state
                 the Product or Upgrade serial number.   Where available, IBM
                 shall send StorageTek its field defect report. Defective FRUs replaced under this warranty become the property of StorageTek.

         14.8 Both Parties will ensure that FRUs returned to the other Party are properly and adequately packaged, and IBM agrees to use the same or equivalent packaging as StorageTek uses to package such FRUs.

         14.9 StorageTek shall use reasonable commercial efforts to complete repairs of FRUs for in-warranty units within thirty (30) business days after the date StorageTek receives the defective FRUs, but in any case, it will complete repairs of the FRUs at no charge to IBM within sixty (60) days after receipt. If, upon receipt, StorageTek determines that such defective FRUs are not repairable or if StorageTek has not completed its failure analysis on any FRU within ten (10) business days after StorageTek's receipt, then replacement FRUs will be provided at no charge by StorageTek to IBM within ten (10) business days. If StorageTek cannot find a defect or assignable cause in a

                 FRU that is returned by IBM as defective, StorageTek will replace the received FRU and will ensure that the FRU is not included in Equipment and cannot be returned in the future to IBM.

         14.10   LICENSED PROGRAMS, MICROCODE  AND MAINTENANCE CODE WARRANTY

                 a. StorageTek warrants that the Licensed Programs and Microcode will conform to the Specifications, as such Specifications may be modified by any Product Development Plan, and are and shall remain free from defects in workmanship. The Maintenance Code shall remain free from defects in workmanship. The warranties set forth in this Section 14.10 shall not apply to:

                       (1) use of the Licensed Programs or Microcode which is not in accordance with the end user documentation delivered by ** , pertaining to the Licensed Programs or Microcode;

                       (2) use of the Licensed Programs or Microcode with other than the hardware described in the Specifications;

                       (3) use of the Licensed Programs, Microcode and Maintenance Code in other than the software configuration described in the Specifications;

                       (4) any modifications of the Licensed Programs, Microcode and Maintenance Code not made or authorized by ** ;

                       (5) use of other than the then current, or immediately preceding, version of the Licensed Programs; or

                       (6)    ** that  **  by  **  of the Microcode.

                       StorageTek does not warrant that the functions contained in the Licensed Program and Maintenance Code will satisfy IBM's or its end user's requirements to the extent such requirements are different than those set forth in the Specifications, as such Specifications may be modified by any Product Development Plan, or that the Licensed Programs will ** or its ** , or that the ** of the Licensed Programs and Maintenance Code will be
                       **  .

                 b. In the event of a breach of the warranties contained in this Section 14.10, StorageTek will exercise reasonable commercial efforts to implement appropriate procedures to correct such breach in accordance with Section 16.8, for Licensed Programs and Microcode and Section 16.7 for Maintenance Code.





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         14.11   StorageTek warrants that it will competently perform all work relating to the Deliverables in a manner consistent with ordinary Microcode programmers skilled in the art, and, further, all Deliverables will conform to the mutually agreed-upon Specifications.

         14.12 THE WARRANTIES IN SECTIONS 14 AND 18 OF THIS OEM AGREEMENT, AND IN PART 6 OF THE SOURCE CODE CUSTODY AGREEMENT, ARE IN LIEU OF ALL OTHER WARRANTIES EITHER WRITTEN, ORAL OR IMPLIED WITH RESPECT TO THE EQUIPMENT, DELIVERABLES, LICENSED PROGRAMS AND MAINTENANCE CODE.

                 STORAGETEK DISCLAIMS THE IMPLIED WARRANTIES OF
                 MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS OTHERWISE PROVIDED IN SECTION 18.2, STORAGETEK ALSO DISCLAIMS THE IMPLIED WARRANTY OF NONINFRINGEMENT.

                 STORAGETEK'S WARRANTY OBLIGATIONS SHALL EXTEND ONLY TO IBM, AND STORAGETEK SHALL HAVE NO LIABILITY ARISING OUT OF ANY WARRANTIES PROVIDED BY IBM WHICH ARE BEYOND STORAGETEK'S WARRANTY OBLIGATIONS IN THIS AGREEMENT.

                 IBM'S EXCLUSIVE REMEDY FOR A BREACH OF THE WARRANTY SET FORTH IN THIS SECTION 14 IS SET FORTH IN SECTION 14.4 FOR EQUIPMENT, AND SECTION 14.10(b); FOR LICENSED PROGRAMS, MICROCODE AND MAINTENANCE CODE, PROVIDED, HOWEVER, THAT STORAGETEK PROMPTLY PERFORMS ITS WARRANTY OBLIGATIONS PURSUANT TO SECTION 14.


15.      FRUs

         15.1 During the term of this Agreement and for ** after the last Delivery of Product or Upgrades, or for so long as StorageTek makes FRUs available to any other entity, whichever is later, StorageTek agrees to provide FRUs to IBM. The list of FRUs and their respective prices and lead times are described in
                 Exhibit 5, which Exhibit will be updated semiannually (in January and July).

         15.2 Notwithstanding anything herein to the contrary, if StorageTek intends to discontinue producing or making available any FRU after the ** obligation set forth above, StorageTek agrees to provide IBM with twelve (12) months' prior written notice of such intent and permit IBM to purchase as many FRUs as IBM reasonably believes it will need for the Products. In the alternative, and at IBM's option, StorageTek





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                 agrees to grant IBM the right to manufacture such FRUs in
                 accordance with Section 23.6.

         15.3 FRUs shall be packaged in the same or equivalent packaging as StorageTek used to package such FRUs. Return of FRUs for repair or replacement is subject to a reasonable material return procedure to be mutually agreed between the Parties.

         15.4    FRU REWORK PROCEDURES AND PRICES

                 a. StorageTek will attempt to rework/repair all FRUs returned from IBM and return them to IBM within 30 days of receipt. At IBM's request, StorageTek will also ship to IBM any unrepairable FRUs.

                 b.    Except as otherwise provided in Section 9, Quality, and
                       Section 14, Equipment Warranty, StorageTek will invoice IBM, and IBM agrees to pay, ** for FRUs as described in Section 7.7, plus normal transportation charges unless IBM requests special handling. Such costs will be subject to IBM's Audit Rights.


16.      FIELD SERVICE &  SUPPORT

         16.1    INSTALLATION SUPPORT

                 a. Upon IBM's written request, StorageTek will, at no charge to IBM, assist IBM in installing units purchased under this Agreement, including on-site installation if necessary, in accordance with the table below provided StorageTek is not prevented from doing so by either IBM's customer or the scheduling of installations by IBM in a particular geographical area which exceed StorageTek's resources of personnel when taking into account StorageTek's other service commitments. IBM's written requests will specify the installation site, date of installation, whether the site is classified and any special installation instructions. StorageTek may provide at IBM's request additional installation services beyond those required in this section at the rates described in Section 16.5.

        PERCENTAGE OF INSTALLATIONS STORAGETEK WILL SUPPORT (BY PRODUCT)

                              TIME PERIOD                   ICEBERG           KODIAK
                              -----------                   ------------------------
                                 3Q96                          **               **
                                 4Q96                          **               **
                                 1Q97                          **               **





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                 b.    The services and charges referred to in this section do
                       not include additional  **  arising from: (i)  **  , or
                       (ii)  **  equipment, such as  **  .  IBM agrees to  **
                       .

         16.2    TRAINING

                 a.    StorageTek will provide  **  "train the Trainer"  **
                       for IBM  **  personnel (not to exceed a total of  **
                       for each  **   ).  One of each such session will be held
                       in ** ; however, IBM may choose ** to the U.S. This training will cover ** at the ** that StorageTek covers when ** and will ** :

                       (1) the maintenance, diagnosis, and repair of Products and Upgrades;

                       (2)    the replacement of FRUs ;

                       (3)    how the Products and Upgrades function;

                       (4) how the Products and Upgrades react to and report problems;

                       (5)    how to install the Products and Upgrades.

                       In addition, StorageTek will conduct ** training sessions for IBM's ** personnel at StorageTek's expense ** . The goal of this training will be to **
                       by IBM's   **  team.

                 b. At IBM's request, StorageTek will provide up to ** additional initial training sessions beyond the sessions described above at a fee of ** per class, plus reasonable travel and living expenses for StorageTek trainers if such sessions are held at a location other than StorageTek's training facility. StorageTek also agrees to make its training facilities available to IBM at StorageTek's cost for IBM to provide education to its personnel through the end of 1996.

                 c. StorageTek will also provide "on-the-job" training for IBM customer engineering personnel by assisting them, at IBM's option, in any Product and Upgrade installations as described in Section 16.1.

                 d. For all new Products and Upgrades StorageTek makes available to IBM during the term of this Agreement, StorageTek agrees to provide IBM personnel with assistance at no charge to develop training for IBM's customer engineering personnel at the same level as the training StorageTek provides to its own personnel on its other products.





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         16.3    SERVICE OF EQUIPMENT

                 To assist IBM in product transition, in every country/territory where StorageTek has a service organization and IBM ** , at IBM's request, StorageTek agrees to ** :

                 a.    ** ; and

                 b.    ** .

                 At the beginning of each quarter, IBM agrees to commit to, and to pay for as set forth in Section 16.5, and StorageTek thereafter agrees to provide, the number of hours of such customer engineering support IBM will require at the beginning of each quarter. The maximum fee StorageTek will charge IBM for each hour of such customer engineering support actually provided (except for the no charge installation support) is set forth in the table found in Section 16.5. To the extent StorageTek is unable to provide service hereunder, StorageTek will promptly refund unearned payments.

         16.4    EMERGENCY AND EXPERT MAINTENANCE COVERAGE

                 In every country/territory where IBM installs Products and Upgrades, StorageTek agrees to make available upon IBM's request and on the shortest possible notice customer service engineers to support critical customer situations. The maximum fee StorageTek will charge IBM for each hour of such support actually provided is set forth in the table in Section 16.5. In addition, IBM will reimburse StorageTek for actual and reasonable travel expenses incurred by StorageTek's personnel in providing this support in countries where StorageTek does not have a service organization.

         16.5    LABOR RATE TABLE

                              Calendar Quarter                   Maximum Hourly Rate
                              -------------------------------------------------------
                                    **                                     **
                                    **                                     **
                                    **                                     **
                                    **                                     **
                                    **                                     **
                                    ** and beyond                          **

         16.6    NEW PRODUCT DEVELOPMENT CENTER SUPPORT

                 a. StorageTek will provide its New Product Development Center Support ("NPDC") **. In addition, ** , StorageTek will ** . StorageTek agrees to





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                       provide IBM  **  that StorageTek uses to provide NPDC
                       support for ** . StorageTek grants IBM a license to ** in accordance with the Description of Licensed Works.

                 b. To assist IBM in transitioning to its own service center, StorageTek agrees that until ** , IBM's ** shall be able to ** from StorageTek's NPDC for problem resolution ** if, ** , it would be ** to contact the NPDC than to contact StorageTek's development organization directly.

                 c. StorageTek shall provide comparable levels of response times for NPDC support to IBM as those that StorageTek provides to its own customer service base (including StorageTek's tape and service products).

         16.7    MAINTENANCE AND INSTALLATION TOOLS

                 To assist IBM in providing optimum hardware and software maintenance service to customers, StorageTek agrees to:

                 a.    Assist IBM,   **  , in  **  needed to  **  ,  for
                       example (without limitation) ** , etc., to include Iceberg, Kodiak and Arctic Fox; and

                 b. Promptly provide to IBM all problem determination and service information, tools, Maintenance Code and related documentation (except for the ** tools and software, as to which StorageTek agrees to ** ) and all replacements, enhancements, revisions, and modifications ** , to the extent not prevented by ** . StorageTek grants IBM a license to the ** in accordance with the Description of Licensed Works.

                 StorageTek also agrees to provide technical support, ** , to correct and fix bugs and defects that arise from IBM's use of Maintenance Code.

         16.8    MAINTENANCE AND TECHNICAL SUPPORT

                 a. Maintenance. IBM will be responsible to provide Level 1, Level 2 and Level 3 support to its customers. IBM agrees to use its commercially reasonable efforts to perform the following:

                       (1) maintain ** to provide maintenance to customers who are capable of performing installations of Equipment and taking ** and to ** ;





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                       (2)    maintain  **  to provide support to the field and
                              who are capable of diagnosing and resolving complex "system issues" related to, among other things, system configuration and operating systems;

                       (3) maintain ** of planning and implementing complex system configurations, performing virtual DASD capacity planning, planning for acceptable subsystem performance, undertaking performance measurement and tuning, and resolving or assisting in the resolution of system-related problems when required;

                       (4) provide necessary and relevant ** information, and ** information to StorageTek in order for StorageTek to perform its technical and engineering support responsibilities as set forth below; and

                       (5) order a ** for the Products ** to address customer requirements.

                 b. Technical Support. StorageTek agrees, upon IBM's request, ** , to provide technical support to IBM for the Equipment, Licensed Programs and Microcode, including without limitation, assistance in problem determination, problem source identification and problem diagnosis, in the following manner:

                       (1) Equipment. StorageTek will provide IBM with reasonable assistance for the Equipment ** .

                              In addition, if a malfunction or failure in Equipment ** , then StorageTek shall, if requested, provide ** . Prior to honoring a request for ** , the Equipment for which the request is to be made shall be at ** . IBM's technical support personnel must have ** to assist StorageTek's personnel ** and to supply needed ** for repairs). Upon receipt of appropriate supporting documentation, IBM will ** StorageTek for ** in providing this support.

                              StorageTek agrees to use its commercially reasonable efforts to assist IBM in resolving problems within the time frames set forth below:

                              (a) Any Severity 1 level problem: Within ** after notification by IBM of any such problem;

                              (b) Any Severity 2 level problem: Within ** after notification by IBM of any such problem;





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                              (c)   Any Severity 3 level problem:  Within  **
                                    after notification by IBM of any such
                                    problem; and

                              (d) Any Severity 4 level problem: Within ** after notification by IBM of any such problem.

                              For purposes of this Section 16.8b(1),
                              "resolving" by StorageTek means to assist IBM in restoring the customer's machine to ** of operation or functionality (which may be accomplished by a ** that such machine is operating and functioning as designed).

                       (2) Licensed Programs and Microcode. The following is a description of the support that StorageTek shall provide to IBM:

                              (a) receive the APAR or PMR, and any supporting documentation and materials, as appropriate;

                              (b) analyze the problem symptoms and diagnose the suspected error in the Licensed Programs or Microcode;

                              (c)   attempt to recreate the problem on
                                    StorageTek's test system, if recreation is required;

                              (d)   reasonably develop a bypass or
                                    circumvention for high impact (e.g.,
                                    typically, Severity 1) problems with
                                    assistance of IBM's personnel;

                              (e)   reasonably determine if Maintenance
                                    Modifications are required to be made to the Deliverables and, if so, provide the Code or other corrections to IBM in the format specified by IBM;

                              (f) provide resolution assistance to APARs or PMRs in accordance with the IBM-assigned Severity Level as set forth in Section 16.8b(1)(a)-(d) above;

                              (g) receive technical questions and supporting documentation and materials, and analyze such technical questions and provide answers to the same; and

                              (h) generate and promptly provide to IBM the most current releases of the Licensed Programs or Microcode with all of the past fixes incorporated as required, including any accumulated maintenance items.





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         16.9    **   ACCESS

                 During the term of the Agreement, IBM agrees to allow StorageTek to have access to IBM's ** , and ** access for ** and other such implementations solely to support IBM's provision of technical support for Equipment and Licensed Programs. This information may be viewed and updated electronically by StorageTek where feasible and appropriate. StorageTek's use of and access to ** is subject to continual review, and may be terminated if such use or access is beyond the permitted purposes as set forth herein.

17.      MARKETING RIGHTS & SUPPORT

         17.1 On the Effective Date, the Parties will announce that they have entered into an agreement under which IBM will market Products worldwide that it purchases on an OEM basis from StorageTek.

         17.2    MARKETING SUPPORT ORGANIZATION

                 StorageTek agrees to establish a marketing support organization to provide timely sales and marketing support to IBM on a worldwide basis. This organization will provide ** the following support:

                 a. ** , StorageTek will maintain a project office staffed with persons trained in StorageTek's administrative and support systems to assist and interface with IBM administrative personnel in processing IBM's customer
                       orders.  Until  **   , IBM's customer orders for
                       Products and Upgrades will be processed ** . StorageTek will provide this processing and support ** to IBM through ** .

                 b. Through ** , StorageTek will provide worldwide ** to IBM through a ** located in ** , StorageTek will ** . StorageTek agrees to ** to staff these positions with individuals acting as Disk Product managers as of
                       **  .

         17.3    TRAINING

                 StorageTek agrees to provide marketing training and support to IBM to facilitate IBM's sales of Products and Upgrades.





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                 a.    Initial Training.

                       (1)    Sales.  During  **  , StorageTek will provide,
                              ** "train the Trainer" training sessions for IBM ** personnel to ** to IBM's marketing personnel ** information about the Products and Upgrades and their technologies to ** the products, including ** of the Products and Upgrades and the customer environments ** to the Products and ** each Product ** .

                       (2)    Systems Engineering.  During  **  , StorageTek
                              will provide,  **   "train the Trainer" training
                              sessions for IBM  **  personnel on  **  .  The
                              training  will   **   to describe in detail   **
                              operating  environments and optimum
                              configurations, and to  **  to IBM's **
                              regarding changes or improvements as required.

         17.4    ADDITIONAL INITIAL TRAINING

                 StorageTek will provide up to ** training sessions to each of the above groups beyond those sessions described above at a fee of ** per class, plus ** for StorageTek's trainers when such training is provided at ** facility. StorageTek also agrees to make its training facilities available to IBM ** for IBM ** to its personnel through ** .

         17.5    ONGOING TRAINING

                 StorageTek agrees to provide IBM with material, documentation, and support from StorageTek's Engineering and Technical Support Staff similar to that provided as of the Effective Date on StorageTek's new products, for IBM to provide its personnel with training for all new Products and Upgrades.

         17.6    MARKETING MATERIALS

                 StorageTek will promptly provide IBM with electronic and paper copies, to the extent available, of all marketing materials used by StorageTek within one year prior to the Effective Date of this Agreement, to market StorageTek products similar to Products and Upgrades, including without limitation all "white papers," materials describing the advantages and benefits of such StorageTek products, and materials related to comparisons of such StorageTek products with competitive products.





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                 In, addition StorageTek will provide samples, artwork, and camera ready copy (to the extent available) of all collateral materials (e.g., brochures and product guides) and advertising related to StorageTek products similar to Products and Upgrades.

                 IBM may ** from StorageTek for ** of StorageTek's ** for such materials.

                 To the extent that StorageTek has the right to do so, StorageTek hereby grants IBM a ** , nonexclusive worldwide right and license to all of the marketing and collateral materials relating to the Products and Upgrades it receives from StorageTek, during the term of this Agreement, to use, reproduce, display, distribute, create and have created Derivative Works of any or all such materials without attribution and grant sublicenses of equivalent scope to its Subsidiaries but not otherwise; provided IBM does not use StorageTek's trademarks or trade names except as specifically permitted. StorageTek will identify portions of the materials which are subject to third-party rights.

         17.7    MARKETING TOOLS

                 StorageTek will provide all of its marketing tools, software and related documentation related to the Products and
                 Upgrades, excluding third-party confidential materials,   ** .
                 In addition, StorageTek will reasonably assist IBM in updating its own tools to support Products and Upgrades. StorageTek agrees to provide IBM such tools and software (in Source Code form, to the extent not prevented by supplier license transferability restrictions and if StorageTek discontinues its support of such tools and software, and in Object Code form). StorageTek hereby grants IBM a ** , nonexclusive worldwide right and license to the tools, software and related documentation it receives from StorageTek during the terms of this Agreement, to use, reproduce, display, distribute, and create, and have created Derivative Works of any or all such tools and software without attribution, and grant sublicenses of equivalent scope to its Subsidiaries but not otherwise.

         17.8    SYSTEMS ENGINEERING SUPPORT

                 StorageTek agrees to provide IBM with fully trained persons with substantial systems engineering and technical support experience in the Equipment to ** and to interface with ** . StorageTek will provide IBM with such support ** during ** , and with ** of such support during ** . IBM may ** support for ** , for the duration of the Agreement, at a ** , provided IBM ** IBM may ** at the beginning of ** . All such support is ** of personnel. To the extent StorageTek is unable to provide hours hereunder, StorageTek will promptly refund unearned payments.





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18.      REPRESENTATIONS AND WARRANTIES

         18.1 Each Party represents and warrants that it has the authority and right to enter into this Agreement, and has no existing obligations, and shall not assume any obligations, that conflict with its obligations or the rights granted to it in this Agreement. Each Party also represents and warrants that it has the authority to convey the rights granted or assigned by it in this Agreement. Each Party will provide, upon request, copies of agreements or other documentation necessary to establish such rights. If a Party is unable to supply a copy of such agreements or other documentation, then such Party shall use its best efforts to obtain such agreements or other documentation to sufficiently establish that it has been granted these rights.

         18.2 StorageTek represents and warrants that ** the Equipment (or Devices if ** pursuant to Section ** ) (including the Deliverables), Maintenance Code and Licensed Programs licensed to IBM hereunder ** , provided, however, that this representation and warranty shall ** Equipment (or Devices if ** pursuant to Section ** ) that ** , and only Maintenance Code and Licensed Programs that ** , Equipment (or Devices if ** pursuant to Section ** ). The right to
                 ** based on the foregoing representation and warranty ** upon ** as set forth in Section ** . StorageTek further represents and warrants that the Equipment (including the Deliverables), Maintenance Code and Licensed Programs, **. StorageTek ** , provide IBM with ** that StorageTek ** to the Equipment, including the Deliverables, Maintenance Code or Licensed Programs.

         18.3 StorageTek represents and warrants that, with respect to the Deliverables, Licensed Programs and Maintenance Code created outside the United States, all authors have waived their moral rights in all Deliverables, Licensed Programs and Maintenance Code to the extent permitted by law.

         18.4 StorageTek represents and warrants that the Equipment (or Devices if manufactured by IBM pursuant to Section 23.6), when used in accordance with the Specifications, will not present a health or safety risk to persons or property; and the Equipment shall comply with all applicable regulatory health and safety standards, including UL, CSA, VDE, IEC, FCC, European Economic Community CE-mark standards, any other standards that are described in the Specifications or as required by law. StorageTek agrees to provide IBM with copies of all reports, certifications, and other relevant documents related to such standards at StorageTek's expense.

         18.5 StorageTek represents that ** are, as of ** equal to or better than ** for every ** available on ** . If IBM ** process described in Section ** .





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19.      TRADEMARK & ADVERTISING

         19.1    TRADEMARK AND DESIGN RIGHTS

                 Except as provided in Section 8, but notwithstanding any other provisions of this Agreement, neither party hereto is granted the right to use the trademarks, trade names, or service marks of the other party (including those of Subsidiaries), directly or indirectly, in connection with any product, promotion or publication without the prior written approval of the other party, except that IBM may use StorageTek's trademarks and trade names for the aforementioned purposes on any Equipment shipped by StorageTek which bears such trademarks or trade names. Any approved use of one Party's trademark or trade name shall enure to the benefit of the Party owning such trademark or trade name.

         19.2    ADVERTISING/DISCLOSURE

                 Neither party shall, without first obtaining the written consent of the other party, in any manner disclose any details of the work to be performed herein, the terms, conditions and subject matter of this Agreement, or documents issued hereunder, except as may be required by law or government rule or regulation. To the extent that a party is compelled to make a disclosure due to government rule or regulation, such disclosure shall be limited to the extent required, and the other party shall have an opportunity to review the information prior to its release. Each party may independently and without the consent of the other party inform customers of the fact that an OEM distribution arrangement exists between the Parties; however, to the extent that such communication includes any additional information about the other party, such party shall have an opportunity to review such information prior to disclosure.

         19.3 Upon request by IBM, StorageTek shall apply IBM's, its Subsidiaries', its distributors' and/or its OEMs' trademarks, logos and other information designated by IBM for the Product and Upgrades as may be provided to StorageTek by IBM.

         19.4 By no later than ** , StorageTek shall remove all of its trademarks and any other markings which would identify StorageTek from ** the Product or other items which, ** , would be visible to the IBM's customers or service technicians and, ** from Upgrades and FRUs.

         19.5 Use of a Party's trademarks by the other Party shall not diminish the owner's right, title or interest to such trademarks.





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20.      CONFIDENTIALITY

         20.1 It is anticipated that confidential information will be exchanged between the Parties. Where confidential information must be exchanged, it will be exchanged under an IBM Agreement for the Exchange of Confidential Information (hereafter "AECI").

         20.2 With respect to all nonconfidential information disclosed by one party (hereafter the "Disclosing Party") to the other party (hereafter the "Receiving Party"), except to the extent such information is protected by the Disclosing Party's patent or copyright rights, the Disclosing Party grants to the Receiving Party, to the extent, if any, of its interest therein, a nonexclusive, royalty-free, irrevocable, unrestricted, worldwide license to use, have used, disclose to others, make copies in the case of documents, and dispose of, all without limitation, such nonconfidential information in any manner as it determines, including the use of such nonconfidential information in the development, manufacture, marketing and maintenance of products and services incorporating such nonconfidential information.

21.      ASSIGNMENT & CHANGE OF CONTROL

         Neither Party shall assign or subcontract this Agreement, or any right or obligation hereunder, without the prior written consent of the other Party, except that subcontracts pursuant to StorageTek's normal manufacturing procedures may be assigned, provided, however, that StorageTek may not subcontract final assembly and test without IBM's prior written consent. Any attempted assignment or subcontract not in compliance with this paragraph shall be void.

         StorageTek shall promptly notify IBM in writing of any Change of Control involving StorageTek. Upon such Change of Control, ** as provided below.

         21.1 In the event that a Change in Control occurs whereby control of StorageTek is acquired by (i) ** ; or (ii) ** ; then IBM may (i) ** such Change of Control ** a Change of
                 Control  **  ; or (ii)   ** of the later of:  (i) written
                 notice by StorageTek to IBM of such Change of Control; or (ii) the effective date of such Change of Control. In the event of ** , IBM shall be ** on the date of ** and thereafter. If IBM ** pursuant to this Section, StorageTek shall ** for ** , subject to the ** ; and provided further, that ** shall not **. In addition, IBM ** hereof, for ** following the date that IBM ** . In addition, IBM agrees to ** to StorageTek ** , to StorageTek for a period of ** after the date ** pursuant to this Section at a price that is **, and based on ** existing as of the date ** .





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         21.2    In the event that a Change of Control occurs in which control of StorageTek is acquired by: (i) ** ; or (ii) ** ; then ** and ** will apply in the event ** ; provided, however, that **.

         ** the Changes of Control described above, a Change of Control of ** shall ** this Agreement.


22.      DISPUTE RESOLUTION

         22.1    ESCALATION PROCESS

                 The Parties will attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this Agreement by negotiations between executives of the Parties.

                 If a controversy or claim should arise, the Agreement Administrators, or their respective successors, or their superiors, will meet in person or phone, as they decide, at least once and will attempt to resolve the matter. Either Agreement Administrator may require the other to meet within seven days at a mutually agreed upon time and location.

                 If the matter has not been resolved within ten days of their first meeting, or a request for such meeting if no meeting occurs, the Agreement Administrators shall refer the matter to senior executives, who shall have authority to settle the dispute (hereafter "Senior Executives"). The Senior Executive for IBM shall be the General Manager of IBM's Storage System business or his/her designee and the Senior Executive of StorageTek shall be its Chief Executive Officer, or his/her designee. Thereupon, the Agreement Administrators shall promptly prepare and exchange memoranda stating the issues in dispute, and their positions, summarizing the negotiations which have taken place, and attaching relevant documents. The Senior Executives will meet in person or by telephone within seven (7) days of the end of the ten-(10) day period referred to above, at a mutually agreed time.

                 The first meeting shall be held at the offices of the Agreement Administrator receiving the request to meet. If more than one meeting is held, the meetings shall be held in rotation at the offices of IBM and StorageTek.

                 If the matter has not been resolved within fifteen (15) days of the first meeting of the Senior Executives (which period may be extended by mutual agreement), the Parties will attempt in good faith to resolve the controversy or claim in accordance with the following mediation process. During the course of negotiations between the





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                 representatives, all reasonable requests made by one party to the other for nonprivileged information will be honored in order that each of the parties may be fully informed of the circumstances relevant to the dispute.

         22.2    MEDIATION PROCESS

                 If the escalation process fails to resolve a dispute in connection with this Agreement, any such dispute shall be submitted to expedited mediation prior to the commencement of any litigation with respect to such dispute. In the event either party intends to seek recourse against the other by an action at law or in equity, such party shall first give notice to the other party. Within ten (10) business days of such notice, the Parties shall attempt to agree on one mediator who shall be a person mutually agreeable to both Parties and who shall be experienced in the DASD industry. In the event the Parties cannot agree on one mediator, each shall have the right to appoint one mediator, and the two mediators shall appoint a third. Mediation shall commence within twenty (20) business days of the notice of request for mediation. Each party agrees to cooperate fully with the mediator(s) in an attempt to resolve any disputes. The mediator(s) shall use the rules of the American Arbitration Association in conducting the mediation. Any decision reached through mediation shall be in writing but shall not be legally binding upon the Parties nor admissible as evidence in any legal proceedings. If the Parties cannot resolve their differences to their mutual satisfaction within thirty (30) business days of the request for mediation, either Party shall be free to pursue any and all other remedies available to such Party, including, but not limited to, litigation. Costs of the Mediator shall be born equally by the Parties.


23.      TERMINATION/REMEDIES

         23.1    TERMINATION BY MUTUAL CONSENT

                 This Agreement shall be subject to termination prior to the expiration of the term at any time by mutual consent of the parties, evidenced by a written agreement providing for termination. Such agreement will include provisions to allow StorageTek access to IBM disk drives of the same type as are then being consigned to StorageTek and to provide IBM ongoing maintenance, FRUs and Product Engineering Services if StorageTek offers such items to any other entity.

         23.2    TERMINATION BY BANKRUPTCY

                 This Agreement may be immediately terminated by either Party if any of the following events ("Triggering Events") occur:
                 (1) the other Party files a voluntary petition under any provision of the U.S. Bankruptcy Code or under any similar insolvency law, makes an assignment for the benefit of its creditors, (2) any involuntary petition in bankruptcy under any provision of the U.S. Bankruptcy Code or under any similar insolvency law is filed against such other Party, or (3) a receiver






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                 is appointed for, or a levy or attachment is made against all or substantially all of its assets, and such involuntary petition is not dismissed or such receiver or levy or attachment is not discharged within sixty (60) days after the filing, appointment or making thereof.

                 To the extent that applicable bankruptcy law does not permit the exercise of rights under the immediately preceding paragraph, the bankrupt party agrees that adequate assurance of performance by the bankrupt party of the balance of this Agreement as a "Debtor-in-possession" or any similar entity under successor bankruptcy laws will include assurances both of such entity's ability to adequately produce products for the specifically permitted Agreement and such entity's willingness and ability to protect the other party's proprietary rights. As a personal contract, exercise of rights by a trustee or assignment of rights hereunder would not be appropriate and such understanding is an essential part of each Party's willingness to enter into this Agreement.

         23.3    TERMINATION FOR CAUSE

                 a. If either Party is in material breach of this Agreement, the other Party may give written notice to the defaulting Party specifying the respects in which the defaulting Party has failed to perform or comply with the terms and conditions of this Agreement. In the event that any defaults so indicated shall not be remedied by the defaulting Party within sixty (60) days (ten (10) days as to a failure to pay any amounts indisputably due) unless a different period is provided for elsewhere in this Agreement after such notice, the party not in default may, by written notice to the defaulting Party, terminate this Agreement.

                 b. Either Party may submit disputes related to the notice of termination to the Escalation Process or Mediation Process described in Section 22 but such termination notice shall not be stayed by submission to escalation or mediation and termination shall take effect as set forth above. Failure of either Party to terminate this Agreement due to a breach on the part of the other Party shall not prejudice its rights to terminate for a subsequent breach on the part of the defaulting Party.

                 c. The right of a Party to terminate this Agreement, and the exercise of such right by such Party, shall be in addition to any other remedies or rights granted in this Agreement or which a Party would have in law or equity.

                 d.    If IBM terminates this Agreement for cause:






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                       (1)    IBM will be relieved of its obligations to  **
                              due in the year of termination (including any previously ** to StorageTek in that calendar year, which shall be ** by StorageTek), and thereafter, and to pay any ** , that would otherwise be due in the year of termination, or thereafter;

                       (2) IBM will receive the ** license and ** rights set forth in, and pursuant to, Sections ** of the Agreement, and the ** for ** shall become ** ;

                       (3) So long as StorageTek continues to provide Product Engineering Services as described in Section ** of the ** for any ** product, which product includes any, all or some of the Deliverables, StorageTek will provide IBM with such Product Engineering Services with respect to those same portions of such Deliverables a ** , and will, in addition grant to IBM a ** license to the ** (with respect to those same portions of such Deliverables) of the ** as the licenses granted to IBM, under the ** , for Licensed Works;

                       (4) All licenses granted to StorageTek to use ** under Section ** of the Description of Licensed Works will survive such termination, and be ** as provided in such Description of Licensed Works, provided, however, that, if StorageTek elects to maintain or effectuate, whichever the case may be, the StorageTek ** Licenses set forth in Section **, and in Section ** of the Description of Licensed Works ** , then StorageTek must ** and also ** as set forth in the Description of Licensed Works for such license, except that ** shall be ** for each ** StorageTek following the date of StorageTek's receipt of IBM's written notice of termination, and except that, once StorageTek has ** pursuant to this section ** then such license shall become ** , and provided further, that any ** by StorageTek to IBM under this section shall be ** for products other than as covered in Sections ** of the ** , and shall have no effect on the ** to be ** pursuant to Section ** ; and

                       (5) Despite such termination, IBM shall have the ** for any and all Specified Functions in process under the IDA, and if IBM ** , StorageTek will continue to develop Specified Functions ** as specified in the IDA. Further, if IBM ** , the rights and obligations of the Parties to the intellectual property related to such ** . If IBM does not ** any such Specified Function, StorageTek will have ** above, provided, however, that if IBM ** for any Specified Function of the Deliverables ** , and StorageTek ** completes development of such Specified





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                              Function, then such  **  Specified Function to
                              the extent  **  will be deemed a  **  and not
                              **.

                 e.    If StorageTek terminates this Agreement for cause:

                       (1) IBM will pay to StorageTek all Recovery Payments that are unpaid as of the date of termination;

                       (2) IBM will pay to StorageTek any amounts that become due under the IDA during the ninety (90) day period following the date on which StorageTek provides notice of termination to IBM;

                       (3) IBM will supply disk drives of the same type as the Drives which are being consigned, or similar replacements therefor, to StorageTek for a period of two (2) years after the date of termination at a price that is no higher than the average selling price for five (5) major IBM OEM customers who acquire such disk drives at comparable volumes, and based upon IBM's standard OEM terms and conditions existing at the time of termination;

                       (4) The StorageTek Material Use Licenses set forth in Sections 3.2d and 3.2e of the DLW will become fully paid-up and irrevocable; and

                       (5) So long as StorageTek continues to provide Product Engineering Services as described in Section ** for any StorageTek product which includes any, all or some of the Deliverables, StorageTek will provide IBM with such Product Engineering Services (with respect to the same portions of the Deliverables) at ** .

         23.4    MATERIAL BREACH

                 A material breach shall include, but not be limited to, a material failure to:

                 a.    pay any amounts that are undisputably due;

                 b. deliver Equipment or to supply software, tools and licenses in accordance with this Agreement;

                 c. comply with the reliability, availability, and service levels specified in the Agreement;

                 d.    manufacture Equipment in accordance with the Agreement;





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                 e.    supply Deliverables in accordance with Attachment 1 to
                       Exhibit 3; or

                 f.    comply with Section 18, Representations and Warranties.

                 A Party may not be declared to be in material breach of any provision of this Agreement if, and to the extent that its failure to perform has been caused by the other Party's breach of this Agreement.

         23.5     **   LICENSE

                 StorageTek hereby grants to IBM a fully paid-up license to **, effective if: (1) IBM has ** , (2) StorageTek has ** , or (3) one of the Triggering Events set forth in Section 23.2 occurs; provided, however, that IBM may not exercise its rights under such license if, on the day IBM notifies StorageTek that IBM will exercise such rights: (i) IBM is in material breach of this Agreement; (ii) StorageTek has given IBM notice in writing of such material breach prior to the applicable event set forth in Section 23.5, above; and (iii) IBM has failed to cure such material breach; and IBM thereafter fails to cure such material breach within sixty
                 (60) days of IBM's notice to StorageTek.

         23.6    MANUFACTURING MAKE OR HAVE MADE RIGHTS

                 If an event under Section 23.5, above, occurs, or if IBM elects to receive ** pursuant to Section ** , then StorageTek agrees to provide the following assistance to IBM or IBM's designee ** to enable IBM or its designee to assume Equipment, Devices or just FRUs, as the case may be, manufacturing responsibilities:

                 a.    Grant access by  **  to  **  ;

                 b. Provide a complete copy of all bills of material for Equipment including the costs and sources of materials listed therein and identification of suppliers. In addition, if IBM requests, StorageTek agrees to assist IBM in acquiring parts, or materials from StorageTek's vendors at prices, terms and conditions ** , and including ** .

                 c. Provide copies of all materials related to and required for the manufacture and test of any and all Equipment, Devices or just FRUs, as the case may be, including, but not limited to, assembly drawings, component drawings, mechanical drawings, schematics, process descriptions, tools and fixtures.

                 d. In addition StorageTek will provide training on the use of such tools.





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                 e.    Provide a copy of each document, Maintenance Code,
                       Microcode, Licensed Works, and any related software that relates to the manufacture, maintenance or repair of Equipment, Devices or just FRUs, as the case may be.

                 f.    Provide, to the extent that it has the right to do so:
                       (i) a ** , nonexclusive, ** and license to use the information, tooling, equipment, and know-how described in this Section 23.6 and (ii) a ** ; solely to manufacture, have manufactured, test, have tested, sell, lease and otherwise distribute, the Equipment, Devices or just FRUs, as the case may be. In addition, StorageTek agrees to transfer title to IBM or IBM's designee with respect to all tooling specific to and necessary for manufacture and test of Equipment, Devices or just FRUs, as the case may be.


                 g. Provide IBM with permission to disclose confidential StorageTek information related to Equipment, Devices or just FRUs, as the case may be, which has been received by IBM under this Agreement, or information received pursuant to any confidential disclosure agreement between the Parties, to the same extent as IBM would disclose its own confidential information to third Parties in order to have Equipment, Devices or just FRUs, as the case may be, manufactured by such third Parties.

                 h. Grant to IBM a ** , nonexclusive, ** license to ** to the extent such license is required for IBM to exercise the rights granted under this Section. Such license shall include the right to ** the Equipment, Devices or just FRUs, as the case may be. Such license shall ** , including ** to its ** .

         23.7    TERMINATION FOR CONVENIENCE

                 IBM shall also have the right to terminate this Agreement for convenience ** by providing StorageTek with a ** prior written notice of its election to do so. In the event IBM elects to terminate this Agreement for convenience, IBM's liability for such termination is ** to StorageTek of any ** , if any, owed pursuant to Section ** . StorageTek agrees that, in consideration for such ** , IBM shall have the option to ** prior to the date such termination becomes effective, and StorageTek will at IBM's request ** , finish any partially completed Equipment in StorageTek's possession on such date and Deliver any such Equipment promptly to IBM. Also, the ** granted pursuant to the ** will become effective and ** . Moreover, IBM agrees to supply disk drives of the same type as the Drives that are being consigned, or similar replacements therefor, to StorageTek for a period of ** after the date of termination at a price that is ** , and based upon IBM's standard OEM terms and conditions at the time of termination.





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         23.8    TERMINATION FOR BURDENSOME CONDITION

                 a. Upon the occurrence of a Burdensome Condition involving only a circumstance described in Section ** , IBM shall ** prior written notice to StorageTek, to terminate this Agreement in its entirety (including, but not limited to, the IDA) ** , including, but not limited to, ** ; except that

                       (1)    IBM shall not be entitled to the  ** ;

                       (2) IBM shall remain liable for any ** with respect to the ** in which IBM sends notice of such termination to StorageTek, the ** thereafter and any ** for which such ** remain unpaid. For purposes of this Section 23.8, ** shall be computed as set forth ** , and IBM may continue to purchase Equipment, at its option, in all ** in which it remains liable for ** ;

                       (3) IBM shall be ** during the ** notice period and also the ** that were scheduled to have ** for the ** period after such notice period, and StorageTek shall not be ** under the ** after the ** notice period;

                       (4) The licenses granted to StorageTek pursuant to the ** shall be ** ;

                       (5) StorageTek shall be ** for all ** for materials that StorageTek made prior to notification of termination in order to comply with its obligations under the Agreement; provided that such materials are Delivered to IBM ** (to the extent that ** of such materials has been reimbursed); and further provided that in no event will such reimbursement by IBM exceed the sum of ** ;

                       (6) IBM shall supply disk drives as the same type as the Drives that are being consigned, or similar replacements therefor, to StorageTek for a period of ** after the date of termination at a price that is ** , and based on ** ; and

                       (7) The licenses granted to IBM pursuant to the ** shall be the same as if termination under this
                              Section 23.8a had been a  **  or a  **  .

                 b. Upon the occurrence of a Burdensome Condition involving a circumstance described in Section ** , IBM shall ** prior written notice to StorageTek, to terminate this Agreement in its entirety (including, but not limited to, the IDA).





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                       IBM's liability will be limited as set forth in Sections
                       23.8a(1) through 23.8(7), above, except that:

                       (1) The period in which IBM shall remain liable for ** as set forth in Section 23.8a(2) above shall ** IBM notifies StorageTek of termination pursuant to Section 26.3; and

                       (2)    The period in which IBM shall be  **  pursuant to
                              Section 23.8a(3) above shall be the ** period following the date that IBM notifies StorageTek of termination pursuant to Section 26.3.

                 c. Upon the occurrence of a Burdensome Condition, StorageTek shall ** prior written notice to IBM, to terminate this Agreement in its entirety ** ; except that

                       (1)    StorageTek shall  **  ;

                       (2) IBM shall ** all obligations to make any further ** , including ** in which StorageTek notifies IBM of termination pursuant to Section 26.3, and to ** ;

                       (3) IBM shall have no further obligation to ** to StorageTek under the ** , and StorageTek shall ** that IBM has made to StorageTek under the ** ;

                       (4) The ** granted pursuant to the Description of Licensed Works will become effective, subject to the ** as set forth in the Description of Licensed Works; and provided that the licenses granted pursuant to the DLW shall not ** ;

                       (5) IBM shall supply disk drives as the same type as the Drives that are being consigned, or similar replacements therefor, to StorageTek for a period of ** after the date of termination at a price that is ** , and based on ** ;

                       (6) The licenses granted to IBM pursuant to the Description of Licensed Works shall become ** ; and

                       (7) IBM will receive the manufacturing make or have made rights set forth in, and pursuant to,
                              Section 23.6 of this Agreement.





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                 d.    For purposes of this Section 23.8,  **  shall be
                       computed as the ** that would be due under Sections ** using the Volume Recovery table only for the ** in which IBM provides notice to StorageTek (or for the period set forth in Section 23.8a(2) above for a termination for Burdensome Condition relating only to a circumstance described in Section ** as if such payments were calculated on a ** basis alone with ** obligation. After making such payment, IBM shall ** for any subsequent ** (or with respect to a termination under Section 23.8a, for the period set forth in clause (2) thereunder), or for the ** or thereafter.

                 e. In no event will either Party's liability to the other for termination pursuant to this Section 23.8 exceed (i) the sum of ** in the event of a termination of this Agreement only as a result of a circumstance described in Section 1.7(ii); or (ii) the sum of ** in the event of a termination of this Agreement as a result of a circumstance described in Section 1.7(i). These limitations of liability will not apply to ** hereof; nor shall such limitations apply to any ** as modified above.

         23.9    WIND DOWN

                 Upon termination of this Agreement by either Party for any reason prior to the expiration of the term set forth in
                 Section 3:

                 a. IBM may continue, for ** following the date of notice of such termination, to place noncancelable purchase orders at prices for the quarter in which such notice is effective for Equipment, and StorageTek agrees to accept such orders and to manufacture supply and Deliver such Equipment to IBM if ordered for Delivery within 90 days of such purchase orders and within appropriate lead times; and

                 b. StorageTek may continue for ** following the date of notice of termination (unless a longer period is otherwise provided for in this Agreement), to place noncancelable purchase orders for disk drives of the same type as the Drives that are being consigned, or similar replacements therefor, at a price that is ** , and based on IBM's standard terms and conditions; and IBM agrees to accept such purchase orders and to manufacture, supply and deliver such disk drives, if ordered for delivery by StorageTek within appropriate lead times.

                 Except for a termination of this Agreement by StorageTek pursuant to Sections 6.5b or 6.5c, Equipment ordered by IBM hereunder, if Delivered after termination, will





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                 be credited toward IBM's attainment of its  **  Volumes, as the case may be, for the quarter in which the Agreement was terminated.

         23.10   ** AFTER TERMINATION

                 Subject to Sections 23.3 and 23.8, and so long as StorageTek continues to provide Product Engineering Services as described in Section ** for any StorageTek product, if either Party
                 terminates this Agreement,  then IBM may elect to:   (i)  **
                 Product Engineering Services under the SOW; (ii)   ** Product
                 Engineering Services at the ** under the SOW, but at a funding level of ** of the funding levels for Product Engineering Services required under the SOW; or (iii) receive such Product Engineering Services as it may request, up to the levels as then required under the SOW, on a time and materials basis at ** .


24.      INDEMNIFICATION RIGHTS

         24.1    INTELLECTUAL PROPERTY INDEMNITY

                 a. StorageTek shall indemnify, defend and hold harmless IBM ** in respect to any costs, expenses, liability or damages, including reasonable attorney's fees, arising out of or related to any action ** to the extent that it is based on a ** . StorageTek agrees to provide IBM with ** to defend a claim brought in ** .

                 b. StorageTek shall also indemnify IBM in accordance with the preceding paragraph for ** , provided that such ** , provided, however, that StorageTek's liability under this paragraph is ** .

                 c.    StorageTek shall have no obligation regarding any  **
                        to the extent based on: (i) ** ; (ii) ** , (iii) ** ; or (iv) ** .

                 d. If the use of the ** shall become, ** to become, ** based on ** , StorageTek may, ** , either:

                       (1) procure for IBM the right to continue to market and use the ** on a continued, uninterrupted basis; or

                       (2) replace or modify the ** with a functionally equivalent substitute so that the ** will become noninfringing.





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         24.2    GENERAL INDEMNITY

                 a. StorageTek shall indemnify, defend and hold harmless IBM in respect to any cost, expenses, liability or damages, including reasonable attorney's fees, for any third-party claims arising out of or related to:

                       (1) injury or damage to persons or property resulting ** from any ** , or the ** used in, or in connection with, ** ;

                       (2) StorageTek's failure to make available any ** and related documentation to ** under reasonable terms and conditions;

                       (3)    StorageTek's failure to  **  ;

                       (4) Any ** , provided that such claims do not specifically pertain to ** in the ordinary course of business by ** end user customers; or

                       (5)    StorageTek's failure to comply with or a  **  .

                 b. StorageTek shall, however, have no liability to indemnify IBM if and only to the extent that:

                       (1) the injury or damage is due to use of ** , Maintenance Code or Licensed Programs in a manner for which it was not designed;

                       (2) the injury or damage is caused by the negligence of IBM or another third party (but excluding those servants, agents, contractors or subcontractors of StorageTek); or

                       (3) the ** has been modified by: (i) anyone other than StorageTek, or (ii) IBM if not authorized by StorageTek.

         24.3    OBLIGATIONS OF IBM

                 The obligation of StorageTek to defend and make payments under Sections 24.1 and 24.2 is conditioned on the following:

                 a. StorageTek shall be notified promptly in writing by IBM of any claim;

                 b.    StorageTek shall  **  for its settlement or compromise;
                       and





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                 c.    IBM shall  **  in defending such an action.

                 IBM may participate, at its sole cost and expense, in the defense of any action on such claim and any negotiations for its settlement or compromise.

25.      GOVERNING LAW

         25.1    NEW YORK LAW

                 The relationship between the Parties and this Agreement are governed by the substantive laws of the state of New York. Any action between the Parties must be brought before a court of competent jurisdiction located in the United States Southern District of New York. Each Party hereby waives any right to a jury trial in any dispute between them. The Parties agree that the United Nations convention on the international sale of goods shall not apply to this Agreement.

                 It shall be a condition precedent to the filing of any such actions that the dispute resolution procedure set forth in
                 Section 22 will have been followed prior to the filing of such action, excepting only that a Party may institute an action seeking a preliminary injunction, temporary restraining order, or other equitable relief, if necessary in the opinion of that Party to avoid material harm to its property, rights or other interest, before commencing or at any time during the course of the dispute procedure in Section 22.

         25.2    LIMITATION OF ACTIONS

                 Neither Party will bring a legal action in connection with this Agreement against the other more than ** after the cause of action arose. This limitation does not apply to actions brought to enforce (i) indemnification rights (Section 24) or
                 (ii) violation of intellectual property rights.

         25.3    LIMITATION OF LIABILITY

                 Except as may be required pursuant to Section 6.5, in no event shall either Party hereto be liable to the other for more than ** for any and all causes of action and claims of any nature (including, but not limited to, claims that obligations, representations or warranties hereunder have failed of their essential purpose) in connection with this Agreement; provided, however, that:

                 (a)   ** ; and





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                 (b)   ** .

26.      GENERAL

         26.1    COMPLIANCE WITH LAWS

                 Each Party agrees to comply at its own expense with all applicable laws and regulations of the United States, the European Union, and all other countries or country groups.

         26.2    RELATIONSHIP OF THE PARTIES

                 Each Party acknowledges and agrees that it is it is independent of the other. Neither Party is, or will claim to be, a partner, employee, joint venturer, agent, or legal representative of the other Party except as specifically stated in this Agreement. Neither Party will assume or create any obligation or responsibility, expressly or by implication, on behalf of or in the name of the other Party. Each Party is responsible for the direction and compensation of its employees.

                 Each Party may have similar agreements with others. Each Party may design, develop, manufacture, acquire or market its own or competitive products and services.

         26.3    NOTICES

                 All notices by one party to the other in connection with this Agreement shall be in writing and will be sent to the following addresses:

                 Notices related to forecasts, orders, and shipment will be sent to:

                 For IBM:                 For StorageTek:


                 **                              Agreement Administrator
                 Procurement Manager             for IBM Agreement
                 IBM Corporation                 Storage Technology Corporation
                 5600 Cottle Road                2270 South 88th Street
                 San Jose, CA  95193             Louisville, CO  80028

All other notices, including without limitation notices of breach, default, will be sent to the following addresses:





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         For IBM:                              For StorageTek:

         **                                    Agreement Administrator
         Vice President, Worldwide Materials     for IBM Agreement
         IBM Corporation                       Storage Technology Corporation
         5600 Cottle Road                      2270 South 88th Street
         San Jose, CA  95193                   Louisville, CO  80028
                                               with a copy to:






         For IBM:                              For StorageTek:
         Legal Department                      General Counsel
         IBM Corporation                       Storage Technology Corporation
         5600 Cottle Road                      2270 South 88th Street
         San Jose, CA  95193                   Louisville, CO  80028


                 Either Party may change any address at which it will receive notices by notifying the other Party in writing.

                 Notices and other communications between the Parties in connection with this Agreement shall be deemed given:

                 a. three days after being sent by U.S. mail, postage prepaid, certified or registered, to the address listed above; or

                 b. on the date it is sent via facsimile transmission with confirmation from the receiving party that the transmission was completed successfully, with the original document sent as described above in item a.

                 Notices related to order, forecast, shipment, and delivery may also be sent via confirmed electronic mail (EDI) to the address listed above and shall be deemed given on the date of confirmation of delivery.

         26.4    COUNTERPARTS

                 This Agreement may be executed simultaneously in two (2) counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same.





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         26.5    HEADINGS AND ATTACHMENTS

                 The headings in this Agreement are for reference only and will not affect its meaning or interpretation. The Exhibits, their Attachments, their Appendices and their Schedules, are attached to and referenced in this Agreement and are incorporated herein by reference.

         26.6    AMENDMENT

                 For any change to this Agreement to be valid, it must be signed by both Parties.

         26.7    WAIVER

                 The failure by either Party at any time to enforce the provisions of this Agreement, to exercise any option or election, or to require at ant time the performance by the other Party of any provisions herein will not be construed as a waiver of such provision.

         26.8    SEVERABILITY

                 If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired provided the original intentions of both Parties are maintained.

         26.9    WEEKENDS AND HOLIDAYS

                 If any obligation of a party hereunder falls due on a weekend day or a Federal holiday, then that obligation shall be due on the next business day following such weekend day or Federal holiday.

         26.10   FORCE MAJEURE

                 Neither StorageTek nor IBM shall be liable for any delay or failure of performance hereunder due to any contingency beyond its control which renders performance commercially unreasonable including, but not limited to, an act of God, war, mobilization, riot, strike, embargo, fire, flood, hurricane, earthquake or power failure ("force majeure incident").

                 When only part of StorageTek's or IBM's ability to perform is excused under this section, StorageTek or IBM must allocate production and deliveries or receipt of deliveries among various customers or suppliers then under contract for similar goods during the period when StorageTek or IBM is unable to perform. The allocation must be effected in accordance with
                 Section 10.5 of the Agreement.



                                      72
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                 If either StorageTek or IBM claims excuse for nonperformance under this section, it must give notice in writing to the other party.

                 If StorageTek is unable to Deliver or IBM is unable to sell Equipment, or if IBM is unable to deliver Drives, due to a force majeure incident, any units of Equipment that were properly ordered by IBM and not Delivered will be counted toward IBM's attainment of its Quarterly Volumes, Annual Volumes and Minimum Volumes.

                 If a Party's inability continues for more than one hundred twenty (120) days, the other Party may terminate this Agreement and IBM shall have no liability hereunder for Recovery Payments and Liquidated Damages.

         26.11   SURVIVAL

                 The rights and obligations of Sections 1, 7.6, 7.7a, 7.8, 7.10, 9, 14, 15, 16.8, 18, 19.1, 19.2, 19.5, 20, 22, 23, 24,
                 25 and 26, and 11, 13.1a, 13.2, 13.3 and 13.4  (with respect to FRUs), shall survive and continue after any expiration or termination of this agreement and shall bind the parties and their legal representatives, successors and assigns.

         26.12   ORDER OF PRECEDENCE

                 In the event that there is an inconsistency or conflict between the terms in the Specifications and other terms of this Agreement, then such other terms in this Agreement shall take precedence over the terms in the Specifications.


THIS AGREEMENT SUPERSEDES ALL PROPOSALS, ORAL OR WRITTEN, AND ALL NEGOTIATIONS, CONVERSATIONS OR DISCUSSIONS HERETOFORE HAD BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT. THE PARTIES BOTH ACKNOWLEDGE THAT THEY HAVE NOT BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY ANY REPRESENTATIONS OR STATEMENTS, ORAL OR



                                      73
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WRITTEN, NOT EXPRESSLY CONTAINED HERE.  THE TERMS AND CONDITIONS OF THIS
AGREEMENT SHALL PREVAIL, NOTWITHSTANDING ANY VARIANCE WITH THE TERMS AND CONDITIONS OF ANY ORDER OR OTHER INSTRUMENT SUBMITTED BY THE PARTIES.


INTERNATIONAL BUSINESS MACHINES          STORAGE TECHNOLOGY CORPORATION
  CORPORATION



By:                                      By:
        -------------------------------          -------------------------------
Name:                                    Name:
        -------------------------------          -------------------------------
Title:                                   Title:
        -------------------------------          -------------------------------
Date:                                    Date:
        -------------------------------          -------------------------------

                   CONFIDENTIAL TREATMENT -- EXHIBIT PORTION


                  THE FOLLOWING IS A REDACTED VERSION OF THE
                  "EXHIBITS, ATTACHMENTS, APPENDICES" PORTION
                                     OF THE
                     OEM AGREEMENT DATED AS OF JUNE 7, 1996
                  BY AND BETWEEN STORAGE TECHNOLOGY CORPORATION
                 AND INTERNATIONAL BUSINESS MACHINES CORPORATION

                  THIS MATERIAL IS BEING SUBMITTED IN CONNECTION
                    WITH A REQUEST FOR CONFIDENTIAL TREATMENT
                          PURSUANT TO RULE 24b-2 UNDER
                       THE SECURITIES EXCHANGE ACT OF 1934

                           ATTACHMENT 1 TO EXHIBIT 1

UNIT PRICES

              UNIT CONTROLLER OEM PRICE (INCLUDING IXFP SOFTWARE)
              PRICES EXCLUDING DRIVES IN THOUSANDS OF US DOLLARS
                     ($K) OR MILLIONS OF US DOLLARS ($M)

ICEBERG   see notes (1) (2) (3) (4)        # Escon

         Cache MB                          Channel    **

**





System Average                                        **


KODIAK   see notes (2) (3) (4)

**





System Average                                        **

-------------

Notes: (1)  For   **   Iceberg, pricing will be   **   for first   **   units
            shipped during a quarter; any additional units shipped during that
            quarter will be priced at   **   .  Note:   **   figure above
            reflects average cost assuming current volume estimate of   **
            units.
       (2)  The following amounts will be added to the price of certain Iceberg and Kodiak units shipped during these quarters:

            During the following quarters                                  **
                                                                          ----
            For the first following number of units   **   shipped         **
            Add the following amount ("Price Adder") to applicable unit
            prices:                                                        **
            Total additional cost during the quarter ("Minimum
            Adder"):                                                       **

            If fewer units than indicated above are shipped to IBM during a
            quarter, then IBM shall pay to STK   ** the   **   amount of   **
            applicable to units shipped during that quarter and the   **   for
            that quarter no later than   **   days following the end of that
            quarter.
       (3)  STK will purchase the   **   from third-party suppliers; IBM will
            then pay to STK the cost of these   ** (including actual material
            burden, not to exceed   **   to STK on terms consistent with those
            provided to by the supplier to STK.  IBM will manufacture and
            provide to STK on a consignment basis   **   .
       (4) System Averages assume product mix incorporated in current volume estimates. The cache sizes listed above refer to physical size.
       (5)  The stated prices shall include any   **   (excluding the   **   )
            that are available at the time of Delivery and are incorporated
            into   **   .





-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                           ATTACHMENT 1 TO EXHIBIT 1
                                    (Page 2)

Current Volume Assumptions

                                          Number of Controllers

ICEBERG                        # Escon
         Cache    **           Channel               **

  **





TOTAL                                                **


KODIAK

  **





TOTAL KODIAK

TOTAL ICEBERG & KODIAK                               **





-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                           ATTACHMENT 1 TO EXHIBIT 1
                                    (Page 3)

Current Volume Assumptions

                                                  TB's

ICEBERG                        # Escon
         Cache    **           Channel      **

  **





SYSTEM TOTAL                                **


KODIAK

  **





TOTAL KODIAK

TOTAL ICEBERG & KODIAK                      **





-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          ATTACHMENT 2 TO EXHIBIT 1


                    Appendix A  1996   **   Payment Table

                    Appendix B  1997   **   Payment Table

                    Appendix C  1998   **   Payment Table

                    Appendix D  1999   **   Payment Table













-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                  Appendix A


1996    **  Payment Table

Estimated Volumes in TB's
Payments in   **



                3Q96                                   FY1996
--------------------------------------------------------------------------------
    Estimated                                Estimated
     Volumes        **   Payments             Volumes            **   Payments
   Under & over                            Under & over
--------------------------------------------------------------------------------
   **

--------------------------------------------------------------------------------


Note:  Full Year commitment:   **

      **   Volumes equal   **   plus any   **   .




-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                   Appendix B
                                    (Page 1)

1997     ** Payment Table -- 1Q YTD

Payments in   **
Volumes in TB's
                                                                    **    Total
                                                                  ---------------
   Estimated
    Volumes                           from   **   to              from    **   to                     Standard
   (in TB's)                                 **   TB                      **   TB                      **  TB
--------------------------------------------------------------------------------------------------------------
from   **   to **                                             **  Total x    **                         **
                                                          **   x Estimated Volume     **   x Estimate Volume

from   **   to **                                             **   Total x   **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **   to **                                 **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **   to **                                **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume




1997   **    Payment Table  --  2Q YTD

Payments in   **
Volumes in TB's

                                                                    **    Total
                                                                  ---------------
   Estimated
    Volumes                           from   **   to              from    **   to                     Standard
   (in TB's)                                 **   TB                      **   TB                      **  TB
--------------------------------------------------------------------------------------------------------------
from   **   to **                                             **  Total x    **                         **
                                                          **   x Estimated Volume     **   x Estimate Volume

from   **   to **                                             **   Total x   **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **   to **                                **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **   to **                                **                          **                          **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume


-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                  Appendix B
                                    (Page 2)


1997   **    Payment Table  --  3Q YTD

Payments in   **
Volumes in TB's

                                                                    **    Total
                                                                  ---------------
   Estimated
    Volumes                           from   **   to              from    **   to                     Standard
   (in TB's)                                 **   TB                      **   TB                      **  TB
--------------------------------------------------------------------------------------------------------------

from   **   to **                                             **  Total x    **                         **
                                                          **   x Estimated Volume     **   x Estimate Volume

from   **   to **                                             **   Total x   **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **  to **                                              **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **  to **                                 **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **  to **                                 **                          **                          **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume


1997   **    Payment Table  --  4Q YTD

Payments in   **
Volumes in TB's

                                                                    **    Total
                                                                  ---------------
   Estimated
    Volumes                           from   **   to              from    **   to                     Standard
   (in TB's)                                 **   TB                      **   TB                      **  TB
--------------------------------------------------------------------------------------------------------------
from   **   to **                                             **  Total x    **                         **
                                                          **   x Estimated Volume     **   x Estimate Volume

from   **   to **                                             **   Total x   **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **  to **                                              **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **  to **                                 **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **  to **                                 **                          **                          **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume
NOTE: 1997 ** payments are **.

-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                   Appendix C
                                    (Page 1)

1998     ** Payment Table -- 1Q YTD

Payments in   **
Volumes in TB's
                                                                    **    Total
                                                                  ---------------
   Estimated
    Volumes                           from   **   to              from    **   to                     Standard
   (in TB's)                                 **   TB                      **   TB                      **  TB
--------------------------------------------------------------------------------------------------------------
from   **   to **                                             **  Total x    **                         **
                                                          **   x Estimated Volume     **   x Estimate Volume

from   **   to **                                             **   Total x   **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **

                                                          **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **     **                                 **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **   to **                               **                           **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume




1998   **    Payment Table  --  2Q YTD

Payments in   **
Volumes in TB's

                                                                    **    Total
                                                                  ---------------
   Estimated
    Volumes                           from   **   to              from    **   to                     Standard
   (in TB's)                                 **   TB                      **   TB                      **  TB
--------------------------------------------------------------------------------------------------------------
from   **   to **                                             **  Total x    **                         **
                                                          **   x Estimated Volume     **   x Estimate Volume

from   **   to **                                             **   Total x   **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **  to **                                              **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **  to **                                 **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **  to **                                 **                          **                          **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume


-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                   Appendix C
                                    (Page 2)

1998     ** Payment Table -- 3Q YTD

Payments in   **
Volumes in TB's
                                                                    **    Total
                                                                  ---------------
   Estimated
    Volumes                           from   **   to              from    **   to                     Standard
   (in TB's)                                 **   TB                      **   TB                      **  TB
--------------------------------------------------------------------------------------------------------------
from   **   to **                                             **  Total x    **                         **
                                                          **   x Estimated Volume     **   x Estimate Volume

from   **   to **                                             **   Total x   **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **     **                                 **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **   to **                               **                           **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume




1998   **    Payment Table  --  4Q YTD

Payments in   **
Volumes in TB's

                                                                    **    Total
                                                                  ---------------
   Estimated
    Volumes                           from   **   to              from    **   to                     Standard
   (in TB's)                                 **   TB                      **   TB                      **  TB
--------------------------------------------------------------------------------------------------------------
from   **   to **                                             **  Total x    **                         **
                                                          **   x Estimated Volume     **   x Estimate Volume

from   **   to **                                             **   Total x   **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **   to **                                             **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

from   **  to **                                              **    Total    **                         **
                                                          **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **  to **                                 **                          **                         **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume

                                                      (  **  Total  **   x   **

from   **  to **                                 **                          **                          **

                             **   x Estimated Volume      **   x Estimated Volume     **   x Estimated Volume



Note: 1998 ** payments are **.

-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                              Appendix D


1999    **  Payment Table

Estimated Volumes in TB's
Payments in   **



When Quarterly Volume Commitment = ** TB's        When Quarterly Volume Commitment = ** TB's
--------------------------------------------------------------------------------------------
    Estimated                                       Estimated
     Volumes              **   Payments              Volumes            **   Payments
   Under & over                                   Under  & over
--------------------------------------------------------------------------------------------
   **

--------------------------------------------------------------------------------------------


       * Volumes equal   **   plus any   **   .




-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                           ATTACHMENT 3 TO EXHIBIT 1

                                UPGRADE PRICING

ICEBERG

1.    INTEGRATED ICEBERG CAPACITY UPGRADES (excluding drives)

      a)     Base Kit, including  ** assembly, and  **   :  Price =   **

      b)     Base Kit with additional  ** , including ** :  Price =   **   .

      c)     During 1997, the first  **  TB of Capacity Upgrades shipped to
             IBM by StorageTek will be priced at   ** (excluding   **   )

2.    FREEZER CAPACITY UPGRADES (including drives)

      a)     Base Kit, including  ** assembly,  **  and  **  :  Price = ** .

      b)     Base Kit with additional   ** , including   **  :  Price = **

3.    SNAPSHOT FEATURE LICENSE FEES

      a)     First   **   units:  Fee =   **   .

             Additional units:    Fee =   **   .

      b)    Minimum cumulative quantity to be taken by IBM on or prior
            to   **   =   **   units. Minimum cumulative quantity to be
            taken by IBM on or prior to   **   =   **   units.

      c)    If StorageTek makes available the   **   on or later than   **   ,
            then StorageTek will provide without cost to IBM   **   Snapshot
            Feature licenses. If StorageTek makes available the   **   on or
            between   ** , then StorageTek will provide without cost to IBM
            **   Snapshot Feature licenses.  If   **   is available on or
            before   **   , then   **   Snapshot Copy Licenses.  These
            licenses shall not count towards the minimum quantities in (b) above.

      d)    StorageTek will make Snapshot Copy available by   **   .  For each
            **   slip beyond   **   , the   ** and   **   dates for minimum
            Snapshot Copy volumes moves by   **   each.




-----------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

4.    MEMORY KIT

      a)     Memory Kit with minimum      **:  Price = StorageTek's   **   .

      b)     Turbo Shared Memory Upgrade Kit (Escon to Escon):  Price =   **  .

      c)     If StorageTek makes the   **   available on or later than   **   ,
             then StorageTek will provide without cost to IBM   **   Turbo
             Shared Memory Upgrade Kits. If StorageTek makes the   **
             available on or between **   , then StorageTek will provide
             without cost to IBM   **   Turbo Shared Memory Upgrade Kits.  If
             Turbo is available on or before   **   , then   **   Turbo
             upgrades.

      d)     8 Path Upgrade Kit (Escon to Escon):  Price =   **   .

5.    OTHER UPGRADE KITS

      Upgrade kits not listed above will be priced at   **   .


KODIAK

1.      **  Upgrade Kit (with non-mirrored cache, excluding drives):  Price =
        **   .

2.    Other upgrade kits will be priced at   **   .


ARCTIC FOX

      Prices are as follows:
                                     **               **                **

      Non-mirrored -   **

      **   MB Memory                 **   MB          **   MB
      **   MB

      **   MB Memory                 **   MB          **   MB
      **   MB

     Mirrored -   **

     **   MB Memory                  **   MB          **   MB
     **   MB

     **   MB Memory                  **   MB          **   MB
     **   MB


--------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                  EXHIBIT 2

The documents described in the attached pages and in the form as delivered to IBM in Connection with this Agreement prior to the Effective Date, and as further modified in accordance with the provisions of the Agreement, are hereby incorporated into the Agreement by this Reference.

                          Attachment 1 to Exhibit 2

FILE:  OAHUMFG1 LIST3270 A1  National VM/ESQ Conversational Monitor System

    MANUFACTURING TEST PROCESSES AND QUALIFICATIONS


    o    The test process is described in the   **test instruction attachment
         for Equipment.  This process describes test durations, criteria, and
         feedback, and includes Oahu monitoring and identification of   **
         and   ** are   **   by Monterey at an appropriate timeframe, and
         results are acceptable as measured by   **   .

    o    Oahu agrees that the test process for   **   shall be   **   than that
         process described for   **   and will be subject to MONTEREY   **
         before implementation of same in   **   Equipment that is to be   **
         under the Agreement.





--------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

             ICEBERG(TM)  TEST ENGINEERING, TEST INSTRUCTION, EMUSYS

DOCUMENT ID: ITE_EST.TI          REVISION:  4.3                 DATE: 14-FEB-96
================================================================================




                                   STORAGETEK

                          ICEBERG(TM)  TEST ENGINEERING

                            TEST INSTRUCTION, EMUSYS




              CONTROLLED COPY NUMBER: _____________

              NOTE:    A controlled  copy is indicated
                       if RED ink is used for the
                       Control Copy Number.  If the
                       number is not red, this indicates
                       an Uncontrolled Copy.





================================================================================
STORAGETEK PROTECTED              PAGE: 1 OF 85     ICEBERG(TM) Test Engineering

             ICEBERG(TM)  TEST ENGINEERING, TEST INSTRUCTION, EMUSYS

DOCUMENT ID: ITE_EST.TI          REVISION:  4.3                 DATE: 14-FEB-96
================================================================================



                               DOCUMENT APPROVALS
                               ==================


ICEBERG TEST ENGINEERING                                                 2/19/96
DOCUMENT OWNER / DEPT MGR: -----------------------------------------------------
                           **                                               Date




ICEBERG TEST ENGINEERING                                                 2/20/96
DOCUMENT CONTROLLER:       -----------------------------------------------------
                           **                                               Date




ICEBERG TEST ENGINEERING                                                 2/19/96
DOCUMENT CO-AUTHOR:        -----------------------------------------------------
                           **                                               Date




ICEBERG TEST ENGINEERING                                                 2/20/96
DOCUMENT CO-AUTHOR:        -----------------------------------------------------
                           **                                               Date




ICEBERG MANUFACTURING                                                    2/19/96
DEPARTMENT MANAGER:        -----------------------------------------------------
                           **                                               Date


================================================================================
STORAGETEK PROTECTED              PAGE: 2 OF 85     ICEBERG(TM) Test Engineering


------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

PLEASE NOTE: Pages 3 through 85 of Exhibit 2, Attachment 1, pertaining to Iceberg Test Engineering, Test Instructions, EMUSYS, following Pages 1-8 pertaining to Iceberg Test Engineering, Checkoff List, EMUSYS, and the following single pages Iceberg Test Engineering, Penguin Hardware Validation, Checkoff List and Iceberg Test Engineering, Freezer Hardware Validation, Checkoff List, have been omitted in their entirety (rather than redacting all of the information on each and every page) as the Company believes that these pages are comprised completely of proprietary product specifications and testing processes, the disclosure of which would be a significant competitive disadvantage to the Company by revealing such information not reciprocally available to the Company with respect to the product specifications and testing processes of the Company s competitors. Moreover, such disclosure could possibly disrupt the Company s relationship with IBM as it would invite the Company's competitors to challenge the quality of the Company's specifications and testing processes.

To:    **


                    Fru Shipment Criteria


o     Process per attached process flow

o     Testing per attached matrix

o     Fru must successfully pass defined testing criteria





Definitions

PRSESS        -   Pre-ESS test as defined in Iceberg test process
IBCESS        -   Iceberg card cage ESS test as defined in Iceberg test process
IBSPAR        -   Iceberg spares FRE qualification process




  **
5/21/96

------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                 APPENDIX C

                              FRUQ PROCESS FLOW



      ---------                                          ---------                                   ---------
        **                                                  **                                          **

      ---------                                          ---------                                   ---------




      ---------                                        -------------                               -------------
       **                                                   **                                          **           **

                **                                                      **

      ---------                                        -------------                               -------------



      ---------              ---------------

        *          **              **
                  -----------

      ---------              ---------------



      ---------

       **        **

      ---------




      ---------                                        -------------

        *                                                  **
                 -----------------------------------                  -------------------------------------

      ---------                                        -------------


                                                         ---------

                                                            **

                                                         ---------

------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

               ICEBERG GENERAL FRU QUALIFICATION REQUIREMENTS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     **
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                                                            COPY


                                                             Fax: (303) 673-7669
                                                          Office: (303) 673-6538


FACSIMILE MESSAGE COVER SHEET


Date:       5-21-96
     ----------------------------

To:          **
     ----------------------------

Via:       Garth Pickett
     ----------------------------

Fax:      408-998-4790
     ----------------------------

From:       **
     ----------------------------



Following are 1 pages including this cover sheet. If you did not receive all pages, please call (303) 673-6538.

Message:

Today is the only day Randy will be here for questions.  He is on x35373
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            CONFIDENTIALITY NOTICE


      NOTICE:   If  the reader of this message is not the intended recipient, please be advised that any dissemination, distribution or copying of this communication is prohibited. If you received this communication in error, please notify the sender immediately. Thank you for your cooperation.



------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

**

The   **   is the process used on all items that have been repaired. Basically
the   **   difference is the   **   test on repaired cards. The process is   **
for all items returned whether less than or greater than the   **   from this
point in the process   **    .  The area we identified at the meeting last week
as being different  for less than    **    days is  the repair process that
occurs prior to this.



  **
5/22/96





--------------------
** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

To:    **


                            Fru Shipment Criteria



o     Process per attached process flow

o     Testing per attached matrix

o     Fru must successfully pass defined testing criteria





Definitions

PRSESS        -   Pre-ESS test as defined in Iceberg test process
IBCESS        -   Iceberg card cage ESS test as defined in Iceberg test process
IBSPAR        -   Iceberg spares FRE qualification process




  **
5/21/96


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
                                  APPENDIX C

                              FRUQ PROCESS FLOW

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        *          **              **
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

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   Exchange Commission under an application for confidential treatment.

               ICEBERG GENERAL FRU QUALIFICATION REQUIREMENTS

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
                                ATTACHMENT 2


                           PRODUCT SPECIFICATIONS
                                  EXHIBIT 2


       Document    Revision     Title
       Number      Date
       --------    --------     -----------------------------------------------
1.     **          JULY 95      **

2.     **          OCT 95       **

3.     **          JULY 95      **

4.     **          JULY 95      **

5.     **          JULY 95      **

6.     **          OCT 95       **

7.     **          OCT 94       **

8.     **          DEC 95       **

9.     **          DEC 95       **

10.    **          DEC 95       **

11.    **          MAY 96       **

12.    **          DEC 95       **

13.    **          03/04/96     **

14.    **          JUL 95       **

15.    **          JUL 95       **



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

       Document    Revision     Title
       Number      Date
       --------    --------     -----------------------------------------------
16.    **          JUL 95       **

17.    **          JUL 94       **

18.    **          MAR 96       **

19.    **          DEC 95       **

20.    **          FEB 94       **

21.    **          NOV 94       **

22.    **          JUN 94       **

23.    **          AUG 95       **

24.    **          AUG 95       **

25.    **          JUNE 96      **

26.    **          APR 96       **

27.    **          FEB 95       **

28.    **          DEC 95       **

29.    **          APR 96       **

30.    **          AUG 95       **

31.    **          DRAFT        **

32.    **          04/11/96     **

33.    **          DEC 95       **

34.    **          DEC 95       **



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   Exchange Commission under an application for confidential treatment.

       Document    Revision     Title
       Number      Date
       --------    --------     -----------------------------------------------
35.    **           SEPT 95      **

36.                05/01/96     **

37.                04/18/96     **

38.    **          08/03/95     **

39.    **          08/03/95     **

40.    **          08/03/95     **

41.    **          08/03/95     **

42.    **          08/03/95     **

43.                10/31/95     **


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
                                                                       EXHIBIT 3

               IBM DEVELOPER AGREEMENT BETWEEN IBM AND STORAGETEK

                                 BASE AGREEMENT


The IBM Developer Agreement ("IDA") consists of this Base Agreement and its Transaction Documents. This IBM Developer Agreement is entered into between International Business Machines Corporation , with an office at 5600 Cottle Road, San Jose, California 95193 ("IBM") and Storage Technology Corporation, with an office at 2270 South 88th Street, Louisville, Colorado 80028 ("StorageTek"), which IDA is Exhibit 3 to the OEM Agreement between the parties.

This Base Agreement establishes the basic terms and conditions under which StorageTek will develop features, enhancements to storage products, microcode therefor, related software, documentation and other supporting materials and ongoing support thereof, for the Iceberg, Kodiak and Arctic Fox storage products that IBM will purchase from StorageTek under the OEM Agreement. The Transaction Document(s) attached hereto specify the work to be performed by StorageTek and supplementary provisions and rights of the parties with respect thereto.

The IDA, together with the documents listed in the Statement of Work ("SOW"), is the complete agreement with respect to the development activities described above and replaces all prior oral or written communications between StorageTek and IBM regarding the transactions described in the Transaction Documents.

1.0      DEFINITIONS

Capitalized terms have the following meanings.

1.1 "Appearance Design" is the appearance presented by an object, formed in hardware or by software, that creates a visual impression on an observer. Appearance Design refers to the ornamental and not the functional aspects of the object.

1.2 "Deliverable" is any item that StorageTek prepares or provides under a Transaction Document, including IBM Materials and Licensed Works. Where Deliverables include code, StorageTek shall deliver object and fully commented source code, which source code shall correspond to the current release or version of the Deliverable and be in the form specified in the Transaction Document.

1.3 "Derivative Work" is a work that is based on an underlying work and that would be a copyright infringement if prepared without the authorization of the copyright owners of the underlying work. Derivative Works are subject to the ownership rights and licenses of others in the underlying work.

1.4 "Development Environment" includes devices, compilers, hardware, software, user and programming documentation, media or other items required for the development, testing, maintenance or implementation of a Deliverable.

1.5 "Enhancements" are changes or additions, other than Maintenance Modifications, to the Deliverables.

         "Basic Enhancements" are incidental updates or Enhancements that support new releases of operating systems and devices. They do not include Major Enhancements.

         "Major Enhancements" provide substantial additional value that could be offered to customers for an additional charge.

1.6 "IBM Licensees" include IBM, its Subsidiaries, and those authorized by them to Distribute IBM's products.

1.7 "IBM Materials" are Deliverables that are funded in accordance with the terms of this Agreement by IBM and as result from product engineering funding specified in the SOW, that IBM owns, such as programs, program listings, programming tools, documentation, reports and drawings. IBM Materials also include Basic Enhancements and Maintenance Modifications that StorageTek creates or authorizes others to create during the term of this IDA. The term "IBM Materials" does not include Licensed Works, Maintenance Code, software tools licensed to IBM by StorageTek, equipment or items specifically excluded in a Transaction Document.

1.8      "Invention" is as defined in the OEM Agreement.

1.9      "Licensed Works" are as identified in the Description of Licensed
         Works.

1.10 "Maintenance Modifications" are revisions that correct errors and deficiencies in the Deliverables.

1.11 "Moral Rights" are personal rights associated with authorship of a work under applicable law. They include the rights to approve modifications and to require authorship identification.

1.12 "Personnel" are either party's employees or subcontractors working under the IDA.

1.13     "Products" are as defined in the OEM Agreement.

1.14 "Services" are efforts expended by StorageTek or StorageTek's Personnel to perform the work described in a Transaction Document. Deliverables may result from such work.


2.0      AGREEMENT STRUCTURE

2.1      Structure. The structure of the IDA is as follows:

         The "Base Agreement" defines certain basic terms and conditions of the development and funding of the Deliverables in the SOW.

         "Transaction Documents" specify the details of a transaction related to the Deliverables and the rights and obligations of the parties thereto and may include additional terms and conditions. Transaction Documents include, among others, the Statement of Work and the Description of Licensed Work, and their amendments, appendices, schedules and exhibits.

2.2 Conflicting Terms. Terms in IBM's purchase orders for development and support issued under the IDA and terms in StorageTek's invoices related thereto are all void unless identified otherwise in the IDA.


3.0      RELATIONSHIP OF THE PARTIES

3.1 Independent Contractor. Each party is an independent contractor. Neither party is, nor will claim to be, a legal representative, partner, franchisee, agent or employee of the other except as specifically stated in the IDA. Neither party will assume or create obligations for the other. Neither party nor such party's Personnel are employees of the other party. Each party is responsible for the direction and compensation of its own Personnel.

3.2 Confidentiality. Where confidential information must be exchanged, it will be done under the Agreement for Exchange of Confidential Information ("AECI") No. OEM-9447.

         All Deliverables that are identified in the Agreement as IBM Materials shall be marked by StorageTek as IBM Confidential and treated and protected as the confidential information of IBM in accordance with StorageTek's obligations under the AECI and mutatis mutandis with respect to Deliverables and other StorageTek confidential materials that are marked StorageTek Confidential.

3.3 Loaned Items: If any party lends the other party items ("Loaned Items"), the lending party will do so under a mutually agreeable equipment loan agreement ("ELA"). The party borrowing the Loaned Items (and such party's Personnel) will use the Loaned Items only in support of the IDA or as otherwise mutually agreed in writing in the ELA. The party borrowing the Loaned Items will return the Loaned Items as specified in the ELA or the Transaction Document, whichever is earlier.

3.4 Furnished Items: Either party may provide the other party items for use in connection with this IDA. These items will be identified as either "IBM Furnished Items" or "StorageTek Furnished Items", as the case may be, in the applicable Transaction Document(s). The party to whom any Furnished Items (and such party's Personnel) will use such
         Furnished Items   **and   **   without the approval of the owner of
         such Furnished Items. At the end of the term of the Agreement the party receiving such Furnished Items will destroy such Items, including any copies of them, unless the party owning such Furnished Items requests that the party receiving such Furnished Items delivers them to such furnishing party.





---------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

3.5 Records: Both parties will maintain auditable records to support invoices issued and payments made to the other. The records will be
         retained and made available for   **  from the date of the related
         payment or invoice.  Each party shall have   **   , as that term is
         defined in the OEM Agreement. The auditor will only disclose to the requesting party any payments due and payable, or specific failure of records to support invoices, for the period examined.

3.6      The parties shall each:

         a. use their own then-current processes designed to prevent and/or identify contamination by harmful code. Each party shall promptly notify the other party if suspected contamination occurs in spite of such processes.

         b. participate in progress meetings to review StorageTek's performance of its obligations as specified in a Transaction Document or as otherwise agreed in writing by the parties; and

         c.        **   obtain the   **   and such party's Personnel to convey
                 the rights granted or assigned in the IDA.

3.7      Neither party will, without the other party's prior written approval:

         a.        **   other than as may be permitted under the OEM Agreement,
                 and any attempt to do so is void; provided, however, that either party shall be permitted to use individual subcontractors or temporary agencies, so long as the other party's rights (as set forth in the OEM Agreement and the documents comprising the IDA) are enforced against such subcontractors; and provided, further, that each party acknowledges that Subsidiaries of the other party have been and will continue to be involved in the development activities described in the IDA.

         b. assume or create obligations on the other party's behalf, or make any representations for such other party; or

         c. disclose the terms of the IDA except under a nondisclosure agreement to the disclosing party's financial advisors, attorneys and accountants, or to assert the disclosing party's rights under it. If required by law to disclose the terms of the IDA, StorageTek will promptly notify IBM. Upon request, StorageTek will seek confidential treatment for the IDA.





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       and Exchange Commission under an application for confidential treatment.

3.8 StorageTek will: unless otherwise specified in the SOW or any document comprising the IDA, maintain records to verify authorship of all
         Licensed Works and IBM Materials for   **after the expiration of the
         term of the OEM Agreement. Upon request by IBM, StorageTek shall deliver or otherwise make available such information in a form reasonably specified by IBM;


4.0      OWNERSHIP AND RIGHTS

4.1      IBM Materials:  IBM   **   , and StorageTek agrees to execute any
         documents and undertake any actions reasonably necessary to effect and
         perfect the assignment of the ownership of   **   to IBM.

         Each party's Personnel may use copies, intermediate versions, drafts and partial copies of the other parties' owned property (i.e., IBM Materials for IBM, Licensed Works for StorageTek) only as set forth in the Agreement. At the expiration of the term of the OEM Agreement and unless otherwise necessary to exercise the licenses granted to the receiving party for such other party's owned property, the receiving party will destroy (and, upon request certify destruction thereof) these items unless the owning party requests that the receiving party deliver them to the owning party.

4.2      Development Environment

         a. For each Deliverable, StorageTek will list all items contained in its Development Environment that are not provided by IBM. StorageTek will deliver the listed items that are not commercially available; StorageTek will revise the list for any changes and deliver these updated items that are not commercially available.

         b.      StorageTek grants IBM a   **    license to use, execute,
                 reproduce, display, perform, and prepare Derivative Works of, all delivered Development Environment items and their Derivative Works. StorageTek grants IBM the right to authorize others to do any of the above in support of this Agreement. This license applies to associated audio and visual works.

4.3      Patents

         StorageTek grants IBM an ** license under any patents and patent applications that are (a) owned or licensable by StorageTek now or in the future, and (b) required to make, have made, use, have used, sell, offer for sale, license or otherwise transfer: (i) combinations of Equipment with equipment or software; (ii) Deliverables or its Derivative Works for inclusion in Equipment; and (iii) combinations of a Deliverable or its Derivative Works with equipment and other software in such equipment.





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       and Exchange Commission under an application for confidential treatment.

4.4      Inventions.

         a.      Disclosure.  StorageTek will promptly disclose in writing to
                 IBM each Invention.   Such disclosure will specify the
                 features or concepts that StorageTek believes to be new or different.

         b.      Ownership.  IBM shall own all   ** and   **   including   **
                 relating to an Appearance Design which arise out of development that is fully or partially funded by IBM under this IDA. StorageTek will, at IBM's expense, assist in the
                 filing of patent applications on these   **   and have
                 required documents signed.  StorageTek hereby   **   , any
                 such   **   together with the right to seek protection by
                 obtaining patent rights therefor and to claim all rights of priority thereunder, and the same shall become and remain IBM's property whether or not such protection is sought.

         c.      License.  IBM grants to StorageTek a   **   license under   **
                 and shall include the right to make, have made, use, have used, lease, sell offer for sale and/or otherwise transfer any apparatus, and to practice and have practiced any process, provided, however, that such license is not applicable to any
                 **   , patent applications or patents relating to Appearance
                 Designs.

         d. No Other Patent Rights. Except as specifically granted, the IDA does not grant either party any rights in any patents or patent applications.

5.0      DELIVERY AND ACCEPTANCE

5.1      Delivery: StorageTek will provide all Deliverables according to the schedule in a Transaction Document with remedies for failure to do so as specified in the Agreement.

5.2 Evaluation: IBM has the right to evaluate each Deliverable as specified in the applicable Transaction Document before accepting it to verify that it meets the requirements of such Transaction Document. IBM will notify StorageTek if it accepts (in whole or in part) or rejects each Deliverable according to the processes described in the particular Transaction Document.

6.0      PERSONNEL

6.1      Parties' IDA Representatives:   A Technical and a Contract Coordinator
         for each of StorageTek and IBM will be appointed pursuant to the SOW to represent them in matters specific to the SOW and all other documents comprising the IDA. Each party will address all notices, payments and deliveries to the appropriate coordinator. A party will notify the other in writing when coordinators change.





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       and Exchange Commission under an application for confidential treatment.

6.2      StorageTek will:

         a.      provide appropriate   ** the Personnel who will perform
                 StorageTek's obligations under the IDA;

         b. assure that the skill levels being applied by StorageTek's Personnel to the part of its business being used to perform the IDA are consistent with the skills being applied in comparable parts of StorageTek's business that are not involved in performing this IDA;

         c.      not   **   technical deelopment personnel who will support
                 development of the Products to areas of StorageTek's business that are not involved in performing under this IDA if so doing
                 would   **   the Products or the   **   ; and

         d.      supply its   **   to IBM as to how it will   **   with the
                 specific development group performing the obligations under this IDA.

6.3      Both Parties will:

         a. assign employees with the requisite knowledge and skills to perform their respective obligations under the IDA;

         b. perform obligations under the IDA and grant rights to the other party as set forth therein; and

         c. be responsible for the direction, control, compensation and actions of their own Personnel; and

         d. if such employment would violate the terms of Section 2397 of Title Ten of the U.S.C.A., not employ or compensate Personnel to perform work under this IDA (without M's prior written approval) who were, within the last two years: 1) members of the U.S. Armed forces in a pay grade of O-4 or higher; or 2) civilians employed by the U.S. Department of Defense with a pay rate equal to or greater than the minimum rate for a grade GS-13.

7.0      COMPLIANCE WITH LAWS

7.1 Compliance with Laws and Regulations: Each party will, at its own expense, comply with all applicable governmental laws and regulations.

7.2 Exports: Each party will comply with all applicable government export laws and regulations.





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       and Exchange Commission under an application for confidential treatment.

7.3 EEO/OSHA: To the extent applicable, each party will comply with Executive Order 11246 of the President of the United States on Equal Employment Opportunity and the Occupational Safety and Health Act of 1970.

8.0      PRICES, PAYMENTS AND TAXES

8.1 Compensation: IBM will pay StorageTek for its Services in accordance with the IDA. StorageTek's applicable taxes, expenses and payments to third parties are included in the compensation, unless identified otherwise in a Transaction Document.

8.2 Invoices: StorageTek and IBM will each submit invoices for Services, as specified in each particular Transaction Document in accordance with that document, with payment due as set forth in such Transaction Document. The applicable expenses and payments to third parties are included in the compensation, unless otherwise identified in a Transaction Document.

9.0      AGREEMENT TERM AND TERMINATION AND SURVIVAL

9.1 Term. The term of this IDA is coextensive with that of the OEM Agreement; the IDA's continuation is contingent upon the OEM Agreement remaining in effect.

9.2 Termination. The provisions relating to termination of the IDA shall be as set forth in the OEM Agreement.

9.3 Survival. Any terms of the IDA that by their nature extend beyond its termination (e.g., Part 4.0 "Ownership and Rights" and Part 8.0 "Compliance with Laws") shall survive. These terms will apply to either party's successors and assigns.

10.0     SUBSIDIARY RIGHTS

10.1 Each party may sublicense its intellectual property rights granted to it by the other party under the Agreement to its Subsidiaries, who may sublicense the same to their Subsidiaries.

                               STATEMENT OF WORK


                    A Transaction Document Issued Under the
                    IBM Developer Agreement ("IDA" or "MDA")


By signing this Transaction Document, IBM and StorageTek agree that the complete agreement between the parties regarding the Deliverables consists of the following documents:

      A.     This Statement of Work ("SOW");
      B.     The IBM Developer Agreement Base Agreement ("Base Agreement");
      C.     Exhibit: Certificate of Originality ("COO");
      D.     Description of Licensed Work ("DLW");
      E.     IBM Source Code Custody Agreement ("Escrow Agreement");
      F. The Agreement for Exchange of Confidential Information ("AECI") No. OEM-9447; and
      G.     The OEM Agreement.

1.    OVERVIEW

      Pursuant to the terms of this SOW and in connection with the purchase and distribution of Iceberg, Kodiak and Arctic Fox by IBM under the OEM Agreement, StorageTek will design, develop, document, test and provide certain features, functions and enhancements to the microcode, software, hardware, and related materials for Iceberg, Kodiak, and Arctic Fox, as
      well as ongoing maintenance and support thereof.  IBM agrees   **these
      activities and provide such other items and/or assistance, as specified herein.

2.    DEFINITIONS

      Unless otherwise defined herein, capitalized terms shall have the same meanings as set forth in the Base Agreement or the OEM Agreement.

      2.1 "Base Iceberg Package" shall mean the Iceberg product as it exists as of June 30, 1996, including the Freezer III, IXFP base support, IXOF and Predictive Service Analysis, as listed in
             Section 6 of this SOW.

      2.2 "Code" means computer programming code, including both Object Code and Source Code, and including computer programming code being used as microcode:





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       and Exchange Commission under an application for confidential treatment.

             a. Object Code is the computer programming code substantially in binary form. It is directly executable by a computer after processing, but without compilation or assembly.

             b. Source Code is the computer programming code, other than Object Code, and related source code level system documentation, comments and procedural code, such as job control language.
                 It may be printed out or displayed in a form readable and understandable by a programmer of ordinary skill.

      2.3 "Completion and Acceptance Criteria" shall mean, for each Deliverable, the criteria listed in the attached Appendix B, as modified by the PDP, that each such Deliverable must meet.

      2.4 "Design Change Request" or "DCR" shall mean a request by either of StorageTek or IBM to make a change in any Specified Function, which DCR must follow the process listed in Section 5.1(a).

      2.5 "Dispute Resolution Process" shall mean the dispute resolution process described in Section 22 of the OEM Agreement.

      2.6 "ESP" or "Early Support Program" means the Early Support Program process as IBM has previously implemented such programs for S/390 storage subsystems.

      2.7 The "ESP Date" shall mean, with respect to Section 6.1 hereof, the date that StorageTek meets the ESP Checkpoint criteria as specified in Appendix B attached hereto.

      2.8 "Arctic Fox" is a solid state storage device comprised of Kodiak without the disk drives.

      2.9    "Iceberg" shall be as described in Appendix A attached hereto.

      2.10   "Kodiak" shall be as described in Appendix A attached hereto.

      2.11   "Impact Error" is as defined in the OEM Agreement.

      2.12 "PDP Date" is the date specified for StorageTek to provide to IBM the PDP for each Specified Function or each group of Specified Function(s).

      2.13 "Product Development Plan" or "PDP" shall mean a written plan prepared by **describing the activities to be undertaken in connection with each Specified Function or group of Specified Functions listed in Section 6.1 hereof, in the same form as is attached as Appendix G. PDPs in existence for Deliverables with Volume dates prior to and including October 1, 1996, shall be reasonably modified, as practicable to accommodate this format.

      2.14 "Program Trouble Report" or "PTR" shall mean a report prepared by either of StorageTek or IBM to reflect a problem discovered during component testing or IBM's review of Deliverables.

      2.15 "Specified Functions" or "SF" shall mean the specific functions and/or features that, either individually or together with other Specified Functions listed in Section 6.1 hereof, comprise Deliverables.

      2.16 "Volume" shall mean, with respect to the heading in Section 6.1 hereof, the date on which StorageTek shall meet the Volume Shipment Checkpoint and Volume Shipment Compliance criteria as specified in Exhibit B. With respect to all Specified Functions, the Volume date means that StorageTek has the capability of filling orders in reasonable quantities on such date.


3.    STORAGETEK'S RESPONSIBILITIES

      StorageTek agrees to perform the following obligations under this SOW:

      3.1    PROJECT MANAGEMENT.

             a. Write or provide a PDP for each Deliverable for which a PDP Date is established in Section 6.1. StorageTek will include in the PDP (or otherwise provide for in existing PDP's) a project staffing plan, a specification and a development plan, all as described in Appendix G and, as required, submit updates that include reassignment of key personnel and training plans. The PDP is subject to the written approval of IBM's Contract Coordinator in writing, which approval may not be arbitrarily withheld or delayed. If no approval is received within a reasonable time after the PDP Date or if IBM has rejected the PDP, either party may invoke the Dispute Resolution Process. Notwithstanding any failure to obtain IBM's approval of the PDP, StorageTek shall proceed to perform the Services with respect





---------------

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       and Exchange Commission under an application for confidential treatment.

                   to the Deliverable in accordance with the terms of this Agreement, and the Volume date, volume commitments and remedies shall apply with respect thereto.

             b. Submit written monthly status reports ("Reports") that indicate StorageTek's progress against the accepted plan.

                   The Reports will include:

                   (1) a summary of accomplishments during the current reporting period, as compared with the schedule set forth in the PDP;

                   (2) a summary of all concerns or issues (including, without limitation, development delays, and changes to the Deliverables' specifications pursuant to the DCR and PTR process described herein) for the current reporting period along with the plan and projected date for resolution, if any;

                   (3) the status of outstanding concerns or issues that were reported in previous reporting periods; and

                   (4) any other information that materially affects StorageTek's ability to provide the Deliverables.

             c. Notify IBM in writing of any development or delivery delays as soon as StorageTek becomes aware of such delays.

             d. Provide all Deliverables in accordance with Section 6 and as further described in the PDP, including without limitation, meeting the schedule set forth therein, which Deliverable shall be in accordance with the requirements specified in
                   Section 6 and also in accordance with Appendix A, "FUNCTIONAL, TECHNICAL AND QUALITY SPECIFICATIONS", as the same may be modified by the applicable PDP.

      3.2    DESIGN, CODE AND DEVELOPMENT.

             a. Provide and implement the Deliverables in accordance with the specifications described in Appendix A and Section 6 hereof, as the same may be amended by StorageTek's PDP with the written agreement of IBM's Contract Coordinator.

             b. Use its established procedures to implement the following development processes for activities being under taken subsequent to the Effective Date hereof:

                   (1)    design change requests (DCRs);

                   (2)    program trouble reports (PTRs);

                   (3) design reviews of hardware, microcode and software design; and

                   (4)    code and test case inspections, as appropriate.

             c. Ensure that user documentation Deliverables are created by individuals best qualified to describe the technical details unique for its subsystems. StorageTek will further ensure these individuals are available for interviews, at no
                   additional cost to IBM   **, to augment the information as
                   required; provided, however, that IBM agrees not to unreasonably interfere with such individuals' ability to perform the Services hereunder. IBM will provide prior reasonable written notice to StorageTek prior to any requested interviews and shall be subject to StorageTek's facility security requirements.

      3.3    INSPECTIONS.

             StorageTek will inspect the Deliverables that StorageTek develops under this SOW as such inspection is required pursuant to the applicable PDP. StorageTek's inspection shall be done in accordance with the processes it applies generally to inspection in its overall business. StorageTek will inform IBM of the dates for all inspections and provide draft copies of the Deliverable subject to inspection at least one (1) week before the inspection meeting, or at such other time as the parties may mutually agree if such draft copies cannot reasonably be provided at least one
             (1) week before the inspection meeting. IBM has the right to participate in these inspections and to review the results of the inspections.

      3.4 TRAINING. StorageTek agrees to provide training to IBM in accordance with Sections 16 and 17 of the OEM Agreement.

      3.5 QUALITY. StorageTek's Deliverables shall be subject to the quality requirements set forth in Section 9 of the OEM Agreement and Section 2D to Appendix A attached hereto.

      3.6 StorageTek will document and provide to IBM each Deliverable according to the criteria in Appendix B, "COMPLETION AND ACCEPTANCE CRITERIA."

      3.7 StorageTek shall provide product engineering services ("Product Engineering Services") to support Equipment that IBM is acquiring or has acquired from StorageTek. These Services shall include, without being limited thereto, the following:





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

             a. StorageTek shall correct errors and deficiencies in the Licensed Works and IBM Materials to ensure conformance to the Specifications therefor (as these have been modified by any applicable PDP);

             b. StorageTek shall supply to IBM all corrections to the Licensed Works that it has made outside of the scope of this Agreement that affect the Equipment;

             c. StorageTek shall provide minor updates and changes that support new releases of operating systems and devices (e.g., HDAs, channel path, escon directors); and

             d. StorageTek shall provide Basic Enhancements and Maintenance Modifications to the Licensed Works and IBM Materials, as well as enhance and support existing StorageTek software and microcode that are normally shipped in or with Iceberg, Kodiak, or Arctic Fox for the purpose of configuration, service, maintenance and support; provided, however, that IBM shall not acquire any ownership rights with respect to StorageTek's Maintenance Code, proprietary tools and maintenance documentation and enhancements thereto that are owned by StorageTek and generally used by StorageTek for its other products, all of which are excluded from the term "Licensed Works."


4.    IBM'S RESPONSIBILITIES

      IBM agrees to perform the following obligations under this SOW:

      4.1 IBM's Contract Coordinator will, on a timely basis, review and accept or reject in writing all Deliverables according to the acceptance criteria specified in Appendix B, "COMPLETION AND ACCEPTANCE CRITERIA," as modified by the PDP. Acceptance of all Deliverables shall not be unreasonably withheld or delayed, and any disagreement between the parties shall be subject to the Dispute Resolution Process described in Section 22 of the OEM Agreement. StorageTek's warranty in Section 14 of the OEM Agreement relative to the conformance of the Deliverables with the Specifications applies regardless of any acceptance of a Deliverable by IBM under the acceptance criteria specified in Appendix B, as modified by the PDP.

      4.2 IBM shall track and record all Impact Errors. Such tracking and recording shall be performed by IBM's product engineering group in accordance with its standard practice presently utilized for IBM's comparable DASD products.

      4.3    FUNDING.

             The parties have agreed upon the following schedule of funding relating to the Services to be performed by StorageTek hereunder:

                                                                                       **
                        Total Funding       **   Funding          **   Funding         Funding
                        -------------     --------------        --------------       -----------
             1996:            **                 **                 **                **
                                                                    **                **
             1997:            **                 **                 **                **             **
                                                                    **                **
             1998:            **                 **                 **                **             **
             1999:            **                 **                                  _____         ____
                            ------             -------

             Totals:          **                 **                                   **             **

             (1) Subject to Section 4.3b
             (2) StorageTek is   **   of this amount to the   **   .

             a.    Aggregate Funding Amounts. IBM  agrees to provide StorageTek
                   with aggregate funding for   ** Services in the following
                   amounts:

                   1996:      **   ;
                   1997:      **   ;
                   1998:      **   ; and
                   1999:    subject to Section   **   .

                   On a quarterly basis the parties shall specify Deliverables (other than "Committed In-Plan" Deliverables, as specified in Section 6.1 hereof) eligible for consideration for
                   funding from (i) **   funds; (ii)   **   funds; or (iii)
                   **   funds.

                   StorageTek acknowledges that IBM shall have sole discretion
                   to   **   funding through the   ** process (except for   **
                   highlighted in Section   **  ).





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

             b.    Product Engineering Funding.  IBM  shall fund     **
                   Services for the products that IBM is purchasing from StorageTek under the OEM Agreement, as those products are enhanced in accordance with this IDA, as follows:

                                      1996--   **
                                      1997--   **
                                      1998--   **
                                      1999--   **

                   Each year's total amount of   **   funding shall be divided
                   by 4 and allocated to each quarter of the applicable year, except for 1996, in which the total amount for 1996 shall be divided by 2 and allocated to each of the third and fourth quarters of 1996.

                   In any particular year, if StorageTek requires more funds to meet its product engineering obligations under the OEM Agreement than is funded above, StorageTek shall be responsible for any such additional funds.

                   In any particular year, if StorageTek spends less than the
                   **  funds, the amount   **   for   ** will be made
                   available for use by IBM for Deliverables that are other than "Committed In-Plan Items". In addition, if StorageTek is achieving its quality requirements for the Equipment as set forth in Section 9 of the OEM Agreement ("Quality
                   Requirements"), IBM may,   **   funds and apply the
                   remaining to Deliverables that are other than "Committed In-Plan Items"; provided, however, that if the quality of the Equipment falls below the Quality Requirements, then IBM
                   agrees to   **   to be used   **   funds.

                   With respect to   **   , IBM may, at its option,   **
                   allocated for **   by giving written notice at least one
                   year prior to the end of the first or any subsequent quarter
                   in   **   ; any such notice(s) will be effective for the
                   applicable quarter and for any subsequent quarters in   **.

                   StorageTek agrees to negotiate in good faith to provide
                   Product Engineering Services   **   at a price equal to   **
                   if IBM so requests and StorageTek is still providing product engineering for such Devices or Equipment.





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

             c.    Funding of Deliverables.  Except to the extent of   **
                   which StorageTek will fund in   **   , IBM shall fund   **
                   of the development for the Deliverables specified in Section
                   6.1 as "Committed In- Plan Items" as follows:

                   (i)    ICEBERG:

                          Product                      $          Year

                             **                          **               **




                   (ii)   KODIAK:

                          Product                      $           Year

                             **                          **               **



                          If StorageTek requires more funds to complete any such Deliverables than are specified above,
                          StorageTek shall   **   funding.  Notwithstanding
                          such StorageTek funding, the Deliverables shall remain IBM Materials for purposes of the rights and obligations set forth in the IDA documents.

                          If StorageTek requires   **   funds to complete a
                          Deliverable, then the parties agree any   ** funds
                          shall be made available for other Deliverables and other development projects.

                          Each year's total amount of development funding shall be divided by 4 and allocated to each quarter of the applicable year, except for 1996, in which the total amount for 1996 shall be divided by 2 and allocated to each of the third and fourth quarters of 1996.

                   d. General. Funds are considered to be spent for product engineering or a project based upon the application of GAAP, as those principles have been





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**     Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          applied during the one calendar year period preceding the calendar year of the execution of this SOW.

                          For each quarter, StorageTek shall invoice IBM for Services to be performed during each such quarter on or before the first business day of the quarter, and IBM shall pay for such Services in ** payments due and payable on the last business day of the end of each month of each quarter.

                   e.       **   Funding.  During the term of the Agreement,
                          StorageTek may, from time to time, conceive idea(s) for updates, improvements, or other development projects which are not merely duplicative of activities otherwise undertaken hereunder and which add commercially significant functionality and/or performance improvements to Equipment or Devices (hereafter, "New Developments").

                          StorageTek may, but is not obligated to, offer any New Development that it conceives during the term of the Agreement to IBM--together with its reasonable estimate of the cost and development schedule for
                          such New Development.  IBM may   **   such New
                          Developments as a project hereunder.  If IBM   **
                          such New Developments   **   hereunder, or if
                          StorageTek   **   , StorageTek shall own such New
                          Developments. Except as permitted under the DLW,
                          StorageTek is **   Derivative Works of IBM   **   or
                          materials that are otherwise based upon IBM   **   in
                          any New Development that would be   **   by
                          StorageTek.

                          If StorageTek completes   **   New Developments for
                          inclusion in or that would enhance the Iceberg, Kodiak and Arctic Fox Products, then StorageTek shall offer all devices, features, upgrades, or other products for Iceberg, Kodiak and Arctic Fox using
                          such New Developments to IBM at its   **   Price (as
                          defined in the OEM Agreement) and in the case of microcode or software New Developments, offer to license them to IBM under reasonable terms and conditions, which includes the right to sublicense
                          customers, at   **   , not to exceed such   **
                          Price. StorageTek agrees to deliver the object version of the Code to IBM which may be replicated and distributed directly to customers for any such New Development that IBM elects to license and to deliver the source code version of the Code to IBM to maintain and support such New Development and prepare Derivative Works thereof.





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          If the New Developments include any   **   ,
                          StorageTek is licensed to sell or license such ** devices, features, upgrades, or other products using such New Developments to third parties as set forth in the DLW Transaction Documents.

                          All such New Developments shall become IBM Materials if funded by IBM and any intellectual property rights arising out of the development of such New Developments shall be owned by IBM in accordance with the IDA.

      4.4 IBM shall provide SSA design and implementation assistance (not to exceed two person-years) in accordance with the PDP.

      4.5 In order to assist StorageTek in providing Deliverables as specified in the IDA, IBM's DASD subsystem product development group shall make reasonable efforts to provide, by the dates set forth in the related PDP, StorageTek with the following items; but StorageTek shall have no remedy for IBM's failure to so provide any of these items and shall remain responsible, despite any such failure by IBM, for StorageTek's obligations under this Agreement:

             a.    Documentation and specifications as required in accordance
                   with the specific PDP:     ** .

             b. Products, programs, documentation, and training, as required in accordance with the PDP:

                   (1)      **   and   **    such as   **   test;

                   (2)      **   , including the   **   referred to in Section
                            **   hereof; and

                   (3)      **   .

          c.    Assistance as required in accordance with the PDP for:

                   (1) General Design Review -- not to exceed one person month per year during this SOW; and

                   (2) ESP Selection, account management, test plan, monitoring, VSAM consultation.





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

             d.    Product specifications, and support for   **   with   **   ,
                   as required by the applicable PDP.

             To the extent that IBM has the right to do so, IBM grants
             StorageTek a   ** license (unless   **   such items, and then such
             license shall be   **   ) to use, execute, reproduce, display and
             perform the items provided under this subsection--only in support of IDA.

      4.6 If IBM fails to provide any of the above items, then StorageTek will immediately notify IBM's Contract Coordinator in writing and, if within fourteen (14) days thereafter, IBM has still not provided such items, then the parties shall use the Dispute Resolution Process to reach a resolution in order to avoid unreasonable delays.


5.    MUTUAL RESPONSIBILITIES

      5.1 PROJECT CONTROLS. Both parties will use the following project controls for work performed under this SOW.

             a. Design Change Requests (DCR). All changes to the specifications must go through the following DCR process:

                   (1)    either party may propose a DCR;

                   (2) StorageTek will size the DCR and advise IBM in writing of any impact to the schedule;

                   (3) IBM will decide whether to have the DCR implemented or not; and

                   (4) StorageTek will keep a log of all DCRs to track the status of such DCRs through the development and test cycle.

                      The log will specify the status as:

                                "Proposed" - a DCR has been created and has been distributed to both parties;

                                "Accepted/Rejected" - IBM has notified
                                StorageTek that the DCR has been accepted or rejected;





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                "Design Specification Updated" - StorageTek has updated the Product's Design Specification to reflect the DCR if it has been accepted;

                                "In Process" - StorageTek is implementing the DCR; or

                                "Complete" - The DCR has been implemented and tested and the Documentation is updated to reflect the DCR.

                          Any approval of a DCR by IBM or StorageTek must be made by that party's Contract Coordinator in writing.

             b. Program Trouble Reports (PTR). All problems discovered during component testing or IBM's review of Deliverables will follow the PTR process. The procedure used will be as follows:

                   (1)    either party may issue a PTR;

                   (2)    StorageTek will track the status of each PTR; and

                   (3)    the tracking system will specify the status as:

                                "Opened" - a problem has been discovered and entered into the PTR tracking system;

                                "Received" - the programmer or engineer
                                responsible for the code is working on the PTR;

                                "Answered" - the programmer or engineer has fixed and tested the problem; or

                                "Closed" - the test has been rerun, to verify that the problem has been corrected and has not caused any new problems.

      5.2    PROJECT MANAGEMENT.

             a. Project Management. IBM's and StorageTek's respective management teams will meet monthly and review the field support and status of the Deliverables. The field support review will encompass the field performance of products, open problems and status, resource allocation and use and customer situations. The status of the Deliverables shall be reviewed for progress in connection with the PDP, including plans for corrective action (if any Deliverable is behind the PDP schedule) and a summary of all concerns and issues.

             b. Plan Change Process. As business needs, business opportunities or resource availabilities change, IBM may supply StorageTek with a concise description of new product requirements to StorageTek, which StorageTek will review and provide a ** therefor. In addition, StorageTek may also propose alternative descriptions of such new product requirements (as well as other new product requirements),
                   together with   **   .

                   If StorageTek can commit to such new product requirements without adversely affecting, to a material extent, the Deliverables already planned, StorageTek shall propose an ESP/volume shipment plan to be reviewed and negotiated in good faith by the parties. If StorageTek cannot include the requested new product requirement within the then-current commitments, IBM may provide a prioritization and the parties will negotiate in good faith amended commitments for all or any affected Deliverables.

      5.3    ESCROW.  By   **   , StorageTek and IBM shall have available and
             ready to deposit into escrow the following items (which collectively shall be called "Escrowed Materials"):

             a.    As to StorageTek, a complete and accurate copy of the
                   Licensed Works existing on   **   , for Iceberg (including
                   IXFP and IXOF), Kodiak and Arctic Fox and the applicable Development Environment and the capacity ratio benchmark specified in Schedule 8; and

             b.    As to IBM, a complete copy of the initial benchmarks IBM
                   used as of   ** , measure performance requirements for
                   Iceberg and Kodiak.

             The purpose for such escrow is to determine the level of the Licensed Works in existence on June 30, 1996, together with the benchmarks used to measure the Products' performance and other
             requirements (as such Products are in existence as of   **   ).

             The parties have agreed that Data Securities International, Inc. ("DSI") shall be the escrow agent for such escrow. Upon execution of a mutually agreeable escrow agreement by the parties, which Escrow Agreement shall be attached to the IDA as Appendix E
             thereto, and on   **   , StorageTek and IBM shall deposit the
             Escrowed Materials described in this paragraph into the escrow account at DSI. The parties shall agree to reasonable changes to the Escrow Agreement as they may be requested by the Custodian. The parties agree to equally share the escrow agent fees for such escrow.





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

      5.4    PROVISION OF LICENSED WORKS.

             On a timely basis, StorageTek shall provide to IBM the Licensed Works.

      5.5    HEADCOUNT AND EQUIPMENT INVESTMENTS.  The parties recognize that in order to achieve the Impact Error Rate objectives set forth in
             Section 9.3 of the OEM Agreement, an investment in headcount and
             equipment is required for   **   commencing with the Effective Date
             of the Agreement.  IBM shall provide, at its own cost,   **   field
             support personnel, nine (9) test engineering and support personnel,
             and a   **   IBM Model   **   processor system of a configuration
             adequate for the testing that has been defined by both parties with standard IBM software licenses and maintenance related thereto. StorageTek shall provide, at its own cost and incremental to development and product engineering funding otherwise specified
             herein,  ** Iceberg engineers,   **   Kodiak engineers,   **   test
             engineers,   **   regression test technicians,   **   program
             administrators, for an aggregate of ** StorageTek personnel. The personnel may be adjusted by mutual written agreement. All such personnel and items shall be provided and/or installed and operational as soon as practicable, with the objective of ** days
             after the Effective Date, but in no event longer than   **   days
             after the Effective Date.  If IBM is unable within   **   days to
             obtain the specified system processor because of supply constraints or other reasons, the parties will meet to determine the appropriate solution.





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

6.    DELIVERABLES, SCHEDULES AND VOLUME COMMITMENT ADJUSTMENTS

      6.1    CHART OF DELIVERABLES.

             A.    ICEBERG

                          1.  COMMITTED IN PLAN ITEMS

                           FIRST ICEBERG DELIVERABLE:

                                PDP DATE:    **
            SPECIFIED FUNCTIONS COMPRISING FIRST ICEBERG DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
                                                                                        (see Appendix B)
  **                                 **                 **               **                    **




                           SECOND ICEBERG DELIVERABLE
                                 PDP DATE:   **
           SPECIFIED FUNCTIONS COMPRISING SECOND ICEBERG DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
       **                                    **               **               **                    **



(1)  Must Review means that this package of items has IBM-requested content.
     StorageTek needs to evaluate   **   in order to commit volume production
     dates and content. This will be done by the PDP Date.  If the   **   is
     not available by 8/1/96 for any reason, then the parties shall put into
     place a recovery plan pursuant to which they will    **   for use with
     Iceberg and the provisions of the OEM Agreement with respect to   **
     shall apply.





                 __________________________________

                 **     Confidential  portions omitted and filed separately
                 with the Securities and Exchange Commission under an application for confidential treatment.

                           THIRD ICEBERG DELIVERABLE

                                PDP DATE:    **
                        SPECIFIED FUNCTIONS COMPRISING THIRD ICEBERG DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                      **


                           FOURTH ICEBERG DELIVERABLE
                                 PDP DATE:   **
           SPECIFIED FUNCTIONS COMPRISING FOURTH ICEBERG DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                      **


                           FIFTH ICEBERG DELIVERABLE
                                 PDP DATE:   **
            SPECIFIED FUNCTIONS COMPRISING FIFTH ICEBERG DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                      **



                           SIXTH ICEBERG DELIVERABLE
                                  PDP DATE: **
            SPECIFIED FUNCTIONS COMPRISING SIXTH ICEBERG DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                      **

(1) On the PDP date they may mutually agree to rearrange the development project priorities or cancel this Specified Function.





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                            2.  WANTED, TO BE SIZED

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
      **                             **                                                         **



                            3.  TO BE DECIDED ITEMS

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **


                             4.  OUT OF PLAN ITEMS

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **






---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

       B.    KODIAK

                          1.  COMMITTED IN-PLAN ITEMS

                            FIRST KODIAK DELIVERABLE

                                 PDP DATE:   **
            SPECIFIED FUNCTIONS COMPRISING FIRST KODIAK DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                      **




                           SECOND KODIAK DELIVERABLE
                                 PDP DATE:   **
      SPECIFIED FUNCTIONS COMPRISING SECOND KODIAK DELIVERABLE (K-1 FRAME)

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
           **                        **                 **               **                    **



                            THIRD KODIAK DELIVERABLE
                                 PDP DATE:   **
            SPECIFIED FUNCTIONS COMPRISING THIRD KODIAK DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                    **





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                           FOURTH KODIAK DELIVERABLE

                                PDP DATE:     **
            SPECIFIED FUNCTIONS COMPRISING FOURTH KODIAK DELIVERABLE

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                    **

---------------

(1)  The parties intend to decide between   ** proposal by   **   ; if they
     decide not to proceed and  confirm such decision in writing, then no
     **   shall apply to this Specified Function.


                            FIFTH KODIAK DELIVERABLE
                                 PDP DATE:   **
            SPECIFIED FUNCTIONS COMPRISING FIFTH KODIAK DELIVERABLE

                                                                                            VOLUME
                                                                                          COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                    **



                            SIXTH KODIAK DELIVERABLE
                                 PDP DATE:   **
            SPECIFIED FUNCTIONS COMPRISING SIXTH KODIAK DELIVERABLE

                                                                                            VOLUME
                                                                                          COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
     **                              **                **               **                    **





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                           2.  WANTED, TO BE SIZED

                                                                                            VOLUME
                                                                                          COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
       **                            **                **               **                    **



                      3.  "IN DEVELOPMENT BUDGET" ITEMS

                                                                                            VOLUME
                                                                                          COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
       **                            **                **               **                    **


These items will be developed with part of the   **   funds that are specified
in 4.3b and have no   **   associated with them.



                           4.  TO BE DECIDED ITEMS

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
       **                            **                **               **                    **



                            5.  OUT OF PLAN ITEMS

                                                                                             VOLUME
                                                                                           COMMITMENT
      DELIVERABLE                   TYPE             ESP DATE          VOLUME             ADJUSTMENT
      -----------                   ----             --------          ------             -----------
       **                            **                **               **                    **

NOTE: With respect to all of the above Specified Functions, should StorageTek fail to deliver any Specified Function by the Volume date listed for such Specified Function in Section 6.1 above, then IBM shall be entitled to
purchase the existing subsystem product from StorageTek at the   **   as if
StorageTek had delivered such Specified Function by such Volume date.





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

      6.2    CERTIFICATE OF ORIGINALITY (COO).

             StorageTek agrees to provide a Certificate of Originality for software and microcode items identified in 6.1. A blank Certificate of Originality is attached hereto as Appendix D.

7.    [RESERVED]


8.    SPECIFICATIONS

      All Deliverables will be prepared and provided according to the standards in Appendix A, "FUNCTIONAL, TECHNICAL AND QUALITY SPECIFICATIONS" and those set forth in the associated PDP. In the event of a conflict between Appendix A and the applicable PDP as approved in writing by IBM's Contract Coordinator, the PDP shall control.


9.    QUALITY MEASUREMENTS

      The quality measurements shall be as set forth in Section 9 of the OEM Agreement, except for host software, which shall be as set forth in
      Section 2D of Appendix A attached hereto.


10.   LICENSE

      10.1 Except as specifically stated in the Agreement, no license or immunity is granted either directly or by implication, estoppel or otherwise, under any intellectual property right of either party, including, but not limited to, trade secrets, copyrights, trademarks and patents.


11.   COORDINATORS

      11.1   CONTRACT COORDINATORS.

             IBM and StorageTek agree that the following named contract coordinators are responsible for amendments (including working with each party's respective legal department to prepare and execute such amendments), receipt of notices under this IDA and all nontechnical administrative matters associated with this SOW. The Contract Coordinators are:

             FOR IBM:                                   FOR STORAGETEK:
             Name:         **                           Name:         **
             Title/Dept:   Director, Future             Title/Dept:   Vice President,
                           Storage Subsystems                         Online Development
             Address:      9000 S. Rita Road            Address:      2270 South 88th Street
                           Tuscon, Arizona  85744                     Louisville, Colorado  80028
             Phone:        (520)   **                                 Phone: (303)   **
             Facsimile:    (520) 799-____               Facsimile:    (303)   **

Notices shall be deemed given as specified in Section 26.3 of the OEM
Agreement.

      11.2   TECHNICAL COORDINATORS.

             IBM and StorageTek agree that the following named coordinators will administer and coordinate the technical matters associated with this SOW. Any changes in the party's coordinators shall be provided to the other party in writing. They are responsible for accepting all Deliverables and will supervise all exchanges of confidential information under the CDA. The Technical Coordinators are:


             FOR IBM:                                   FOR STORAGETEK:
             Name:         **                           Name:         **
             Title/Dept:   Director, Future             Title/Dept:   Vice President,
                           Storage Subsystems                         Online Development
             Address:      9000 S. Rita Road            Address:      2270 South 88th Street
                           Tuscon, Arizona  85744                     Louisville, Colorado  80028
             Phone:        (520)   **                                 Phone:  (303)   **
             Facsimile:    (520) 799-_____              Facsimile:    (303)   **





---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                                                    ATTACHMENT 1

                                   APPENDIX A
                FUNCTIONAL, TECHNICAL AND QUALITY SPECIFICATIONS
                            TO THE STATEMENT OF WORK


1.       TECHNICAL SPECIFICATIONS

         The technical specifications for the existing Iceberg, Kodiak and Arctic Fox products, as well as the IXFP and IXOF software are contained in the following documents:

         a.        **

         b.        **

         c.        **

         d.        **

         e.        **

         f.        **

         g.        **

         h.        **

         i.        **

         j.        **

         k.        **

         l.        **

         m.        **

         n.        **

         o.        **


-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

         p.        **

         q.        **

         r.        **

         s.        **

         t.        **

         u.        **

         v.        **

         w.        **

         x.        **

         y.        **

         z.        **

         aa.       **

         bb.       **

         cc.       **

         dd.       **

         ee.       **

         ff.       **

         gg.       **

         hh.       **

         ii.       **

-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

         jj.       **

         kk.       **

         ll.       **

         mm.       **

         nn.       **

         oo.       **

         The technical descriptions for the ** Iceberg Items (as specified in Section 6.1 hereof) are in Schedule 1.

         The technical descriptions for the  **  Kodiak Items are in Schedule 2.

         The technical descriptions for the  **  IXFP and IXOF Items are in
Schedule 3:


2.       PERFORMANCE SPECIFICATIONS

A.       Performance Test Set

  **

Each performance workload has a specification of the number of channels, cache size, subsystem capacity, and the number of logical volumes to be used for each evaluation.

B.        Particular Performance Specifications

As specified in Schedules 4, 5, 6 and 7, Committed in Plan Items must maintain performance specifications as currently existing or improve thereon as required by the applicable PDP.

C.       Capacity Ratio Specifications

For calculating storage capacities for purchases of Iceberg, a ratio of  **  of
storage accessible to 1   **   is used to determine Terabytes.  The benchmark
in Schedule 8 produces a capacity ratio of   **

------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

 . Future enhancements to Iceberg, when this benchmark is applied, shall not produce results less than **. Upon mutual written agreement, such benchmark may be modified.

D.  Host Software Quality Measurements

StorageTek's host software development (IXFP and IXOF) shall meet a quality
index of no more than   **   errors per   ** lines of actually executing code
(not including comments, dummy, nonoperational or nonfunctional lines of code) ("KLOC") for all of the code, including base, new and modified code that is to be delivered to IBM under the IDA and its related attachments and appendices.

-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          SCHEDULE 1 TO APPENDIX A TO

                               STATEMENT OF WORK



Integrated Iceberg Overview

The integrated Iceberg is   **,  packaged in an   **   .  This unit contains
**   .  The system will initially support both FIPS and ESCON interfaces.
There are   **   differences between an Iceberg Controller with Freezer III and
the Integrated Iceberg system.  Since the Freezer is   **   .  There is   **
 .  The   **   .





















------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

  **
















------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                  XSA/SnapShot
                               EXECUTIVE OVERVIEW
                                    **&   **
                                   APRIL 1996
                         Storage Technology Corporation
                             2270 South 88th Street
                      Louisville, Colorado 80028-3256 USA

ABSTRACT
--------------------------------------------------------------------------------

As customers strive to achieve the 7 x 24 operations that their users demand, time remains the enemy. Storage management and data duplication, and the time that they take, continues to prevent customers from achieving this critical business objective. Iceberg, through Virtual DASD, greatly reduces storage management requirements for users. Now a new product, XSA SnapShot, compliments Iceberg by extending storage management benefits to data duplication. By significantly reducing the resources and duration of data duplication, XSA SnapShot saves the user significant Time without additional risk. This paper provides an executive overview of SnapShot, and the benefits it provides. It is intended for StorageTek management and sales personnel.

THE NEED
----------------------      [GRAPHIC]




--------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

**













---------------
** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

**Overview

The   **   contains the following features.   **







---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                 **Description

The   **   array is   **
















------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                        **Load

**   Load project is a method for   **













---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                        **Analysis


**   Analysis (PSA) is the method by which the   **


















---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

ESCON 128   **

For ESCON on Iceberg, the subsystem will initially support a maximum of   **
followed later with support for a   ** .  A   **   is defined as the
communication   **   between the   **   and   **   .  In order to access   **
, a   ** will have four logical paths associated with it.  This is due to the
**   Control Unit images that are used to access **   .  The support of   **
Control Unit images will not consume   **   resources available to the
subsystem.  Each parallel channel card installed in the subsystem will reduce
the number of host paths supported by   **   on the   ** and by   **   on the
**   .    **   installed parallel channel cards (  **   per cluster) will
reduce the total number of   **   from   **    to   **   for   **   total   **
and from   **   to   **   for   **   total   **   .  The   **   project has
been   **   and is currently   **   .












---------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

Table 5-1.  Parallel and ESCON Channel Configurations Options

                          Cluster 0                             Cluster 1

                 ---------------------------------------------------------------
Total            Cntrl Reg 0      Cntrl Reg 1     Cntrl Reg 2     Cntrl Reg 3
                 ---------------------------------------------------------------
8P                     **            **               **               **
16P                    **            **               **               **
24P                    **            **               **               **
32P 4P                 **            **               **               **
8S - Single            **            **               **               **
8S - Dual              **            **               **               **
16S - Dual             **            **               **               **
16P/8S - Single        **            **               **               **
16P/8S - Dual          **            **               **               **

Note:  Mixed channel configurations   **   are supported   **   will support
**   configurations.

(1) Where P is one OEMI channel (one fourth of an ICQ card), 1S is one ESCON link (one half of an ICE1 or ICE2 card). Where Single is the top link enabled on each ICE card and Dual is both links enabled in each ICE card.

(2)  Each link will support   **   for Release 1 and   **   for Release 2.

(3)  Each link will support   **   for Release 1 and   **   for Release 2.

(4)  Each link will support   **   for Release 1 and   **   for Release 2.

(5)  Each link will support   **   for Release 1.  This configuration   **
for Release 2.

(6)  Each link will support   **   for Release 1.  This configuration   **
for Release 2.

All channels to a device from the same system (host or LPAR) must be the same type. Channel types S (=CNC), FX (=CVC), BL (Block - MUX) cannot be intermixed to a device from the same system. Channel configurations are therefore symmetrical between the clusters.





------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          SCHEDULE 2 TO APPENDIX A TO
                               STATEMENT OF WORK

                              KODIAK Descriptions

                                       **
K-1

  **   VOLUMES:

         This is a development to   **   .  This becomes desirable (and
          necessary) due to increased capacity drives   ** volume.

  **   SIZE:

         This is a cost reduction element to allow the parity group (or RAID
         group) size to increase from its current **   to   **   .  This means
         that the effective real data space utilization grows from   **   which
         realizes a reduced cost for data protection.  This group size must
         **   for practical reasons.

  **   SIZE:

         The current   **   size used in Kodiak is   **   .  This was chosen as
         an optimal amount for the internal transfer elements and the disk capacity. Subsequent to that implementation, most drive vendors have dropped support for variable blocks sizes or sizes of this range. To
         **   must be adopted.  The   **   size will allow our internal element
         size to be maintained and still utilize the   **   drives.

  **   DRIVE CABINET:

         With the support of   **   drives, up to   **   drives can be included
         in a   **   cabinet realizing both cost and floor space savings over
         the   **   drive   **   cabinets.

  **   DRIVE SUPPORT:

         Higher capacity   **   drives are becoming available and will
         represent a cost/performance advantage over the current drives being used. Additionally, following the technology curves will be necessary
         for both supply and cost issues.  The support for   **   will
         encompass qualification, development of a dual port card, packaging, code support (both configuration and functional, and testing.






--------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatme

  **

         The current   **   unit vendor for us is developing under contract to
         us   **   that will allow a   **   .  This allows greater that   **
         distances for the   **   drives.  We will need to administer and test
         this feature.

"BIND" OR MERGED ARCTIC FOX AND KODIAK

         This feature allows   **   to be held resident in cache and treated as
         if they were on   **   .  This is set up through the   **   and may be
         changed by the customer support engineer.  Data may still be   **
         through a requested action on the support controller for changes,
         power downs, etc.  This feature allows for   **   to have specific
         enhance performance characteristics over other   **  for performance
         critical data.

K-2

  **   POWER/PACKAGE

         The K-2 development   **   of the   **   and allows for   **   of   **
         in the   **   while maintaining the **   .  The   **   in the   **
         allows for   **   and   **   .  This provides a significant cost
         reduction, assembly and test time decrease, and reduced parts count.
         Additionally,   **   required is   **   as well as other   **
         requirements.

IMPROVED PERFORMANCE   **

         The   **   will be improved in various areas to provide increased
         performance that is targeted to be   **   in the simulated TSO
         workload.  The areas include:  better utilization of   **   , faster
         **   , faster   **   , increased   **   , and   **   .

NON-HOMOGENEOUS CACHE SUPPORT:

         This development allows for   **   .  With the development of the
         appropriate code,   **   may be done where only data written is   **
         in a   **   of the   **   depending on configuration choices at
         installation time.  This is a cost reduction over   **   system.






--------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

  **     SUPPORT:

         This development allows for a   **   mode where the total   **
         capacity, rather that be used in a  **   (e.g.  **   ) can be used as a
         **   space (stacked mode).  This allows for larger   **   in a   **
         with the appropriate code changes.

  **   SUPPORT:

         This development changes the addressing mechanisms in the   **   to
         allow larger capacities that can be realized with   **   .

LAPTOP PC SUPPORT:

         This development replaces the current,   **   with a   **   for a cost
         reduction. The development includes the encapsulating the environmental report by the environmental multiplexor card onto the
         **   rather than   ** into the   **   .

Other Items

  **   SUPPORT:

         This is the qualification and testing of the   **   that will be
         available   **   .  It will physically replace the   **   with no
         other changes other than configuration and mapping software.

  **

          **   is using   **   and the ability to   **   and   **   on the
          **   for   **   .

          **   is the implementation of   **   to   **   on a   **   .

          **   is a   **   feature where the   **   and the   **   to   **
         actions.  This requires documentation from IBM as to   **   necessary
         for implementation.

  **   WITH DUAL COPY COMMANDS

         This feature maps the   **   to the   **   to allow   **   of   **
         rather than   **   implement at the   ** .






--------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

PINNED DATA SUPPORT AT THE SC

         This somewhat misnamed feature allows4 of   **   at the   **   as well
         as the ability to   **   and   **   of the   **   in   **   .  It is a
         service enhancement for   **   as well as   **   .

ENHANCED PDS SEARCH ASSIST

         Enhanced   **   is   **   for   **   operation based on analysis of
particular program accesses.

  **   ESCON

         This development is the   **   and the   **   to allow   **   .  This
         includes evaluation as to feasibility (if it's possible at a reasonable cost/effort).

  **   CACHE

         This is the   **   and the   **   .  Diagnostics, configuration, and
         some functional code will have some changes.

  **   STATISTICS

         This is the   **   for   **   performance.  This depends on the
         documentation for IBM as to the   ** statistics required.






--------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          SCHEDULE 3 TO APPENDIX A TO

                               STATEMENT OF WORK


XSA/SNAPSHOT   **
XSA/SnapShot is a virtual data duplication program product which   **


XSA/SNAPSHOT FOR   **
  **   of XSA/SnapShot will be implemented on   **   as well (after release of
MVS SnapShot).    **   SnapShot will allow   **   and   **   from the   **   .
SnapShot for   **   will run as a   **   or from   **   through   **   .  It
will also have a pre-requisite of   **   and   **   .


XSA/SNAPSHOT   **
XSA/SnapShot   **   will be the first major enhancement of XSA/SnapShot.  It
will   **   and   **   .  Final specifications are still being developed.






--------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                             APPENDIX A: SCHEDULE 4
                            TO THE STATEMENT OF WORK




                    ICEBERG PERFORMANCE COMMITMENTS FOR  **
                                  VOLUME SHIP



WORKLOAD                      SUBSYS      DATA       **        **           **           CACHE      # OF
                               GB'S      CHNLS       **       **            **           SIZE      DEVICES
                             --------    -----     ------   -------       -------      --------    -------
  **





NOTE: NA -) NOT APPLICABLE










------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                             APPENDIX A: SCHEDULE 5
                            TO THE STATEMENT OF WORK




                    ICEBERG PERFORMANCE COMMITMENTS FOR   **
                                 VOLUME SHIP



WORKLOAD                      SUBSYS      DATA       **       **            **           CACHE      # OF
                               GB'S      CHNLS       **       **            **           SIZE      DEVICES
                             --------    -----     -------  -------       -------      --------    -------
  **



NOTE: NA -) NOT APPLICABLE






------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                             APPENDIX A: SCHEDULE 6
                            TO THE STATEMENT OF WORK




                    KODIAK PERFORMANCE COMMITMENTS FOR   **
                                  VOLUME SHIP



WORKLOAD                      SUBSYS      DATA       **       **            **           CACHE      # OF
                               GB'S      CHNLS       **       **            **           SIZE      DEVICES
                             --------    -----     -------  -------       -------      --------    -------
  **





NOTE: NA -) NOT APPLICABLE






------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                            APPENDIX A:  SCHEDULE 7
                            TO THE STATEMENT OF WORK




                    KODIAK PERFORMANCE COMMITMENTS FOR   **
                                  VOLUME SHIP   **



WORKLOAD                      SUBSYS      DATA       **       **            **           CACHE      # OF
                               GB'S      CHNLS       **       **            **           SIZE      DEVICES
                             --------    -----     -------  -------       -------      --------    -------
  **





NOTE: NA -) NOT APPLICABLE






------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          SCHEDULE 8 TO APPENDIX A TO
                               STATEMENT OF WORK



                          CAPACITY RATIO SPECIFICATION


The test to determine capacity ratio consists of backing up a   ** , and   ** .
IXFP used to report test results.  Specifications are as follows:

         A.        **

         B.        **   capacity:

                        **

         C.        **   (on FAST) =   **

         D.      Compression ratio =   **

         E.      Net Capacity Level =   **

         F.      Volume Utilization =   **

         G.      Capacity Ratio =   **






----------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                                                    ATTACHMENT 1

                                   APPENDIX B

                       COMPLETION AND ACCEPTANCE CRITERIA


1.        COMPLETION AND ACCEPTANCE CRITERIA.

          All completion and acceptance criteria for ESP, volume shipment checkpoint and volume shipment compliance are included in this section.

          In order to qualify for acceptance at the checkpoints identified herein, each Deliverable must perform according to the specifications identified and referenced in Appendix A, "FUNCTIONAL, TECHNICAL AND QUALITY SPECIFICATIONS" as amended by the associated PDP for such Deliverable. For the Iceberg and Kodiak Deliverables, the IBM System Test is attached as Schedule 1 to this Appendix B.

2.        STAGE CRITERIA.

          Specified Function, ESP and Acceptance Criteria are as follows:

          A. ESP Checkpoint. For each Specified Function, other than for the Base Iceberg Package, StorageTek shall recommend to IBM when each SF is ready for IBM to conduct an Early Support
                 Program ("ESP"), typically with a minimum of   **StorageTek;
                 IBM shall have the right to have up to   **   be IBM internal
                 customer sites or test installations. Machines supplied to IBM installations shall be supplied at no charge to IBM during the ESP test period.

                 Prior to the ESP start date, an ESP ready review shall be conducted jointly by the parties; during this review StorageTek will present the status of the testing that it has completed for the Specified Function, with an accompanying written report. StorageTek's report will include a summary of all problems that have been encountered and resolved, details on all unresolved problems and proposed action plans for their resolution and status of meeting the agreed to exit criteria for the function test of this Specified Function.

                 StorageTek will present its recommendation as to whether to
                 implement the plan for ESP shipments.   If StorageTek has
                 recommended proceeding, IBM will have   **   working days to
                 conclude whether the SF had met the criteria in the functional test plan for ESP initiation. IBM will not unreasonably withhold its agreement that the particular Specified Function is ready for the ESP.





-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                 If StorageTek disagrees with IBM's conclusion, StorageTek may appeal by means of the Dispute Resolution Process.

                 For each Specified Function, StorageTek's obligation to be ready to initiate an ESP at the designated date shall be met upon its delivery of such Specified Function that is in accordance with the specification documents for it as listed below:

                 o functional specification, as updated in accordance with design change procedures

                 o  customer documentation readiness

                 o  Functional Test Plan Completion Criteria

                 o performance measurement results against requirements, substantial compliance required

      B. Volume Shipment Checkpoint. Prior to the volume shipment date, a volume shipment readiness review shall be conducted jointly by the parties; during this review StorageTek will present the status of the testing that it has completed for the Specified Function, with an accompanying written report. StorageTek's report will include a summary of all problems that have been encountered and resolved, details on all unresolved problems and proposed action plans for their resolution and status of meeting the agreed exit criteria for the ESP test of this Specified Function ("SF").

             StorageTek will present its recommendation as to whether to commence volume shipments. If StorageTek recommends proceedings
             with volume shipments, IBM will have   ** working days to conclude
             whether the SF had met the criteria in the ESP test plan for volume shipments.

             If StorageTek disagrees with IBM's conclusion, StorageTek may appeal by means of the Dispute Resolution Process (as that process is defined in Section 21 of the OEM Agreement).

             For each Specified Function, StorageTek's obligation to justify volume shipments at the designated date shall be met upon its delivery of such Specified Function that is in accordance with the specification documents for such Specified Function as listed below:

                 o functional specification, as updated in accordance with design change procedures

                 o  customer documentation readiness for volume shipments

                 o  ESP Test Plan Exit Criteria





-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                 o performance measurement results against commitment curves, complete compliance required

                 o  level 1 and level 2 support training completed

                 o  service cost estimate compliance

                 o  IBM System Test

                 o  manufacturing, marketing & service readiness

      C. Testing. StorageTek shall be responsible for running tests as specified in the applicable test plan; IBM shall have the right to monitor the tests being run to verify compliance with the specification documents for that Specified Function. Concurrently, IBM shall have the right to verify compliance by independently running tests at IBM's expense.

             A set of performance requirements will apply for each Specified
             Functions in the PDP.  These requirements will relate to   **
             environments appropriate to the Specified Function. The standard set of performance benchmarks that IBM escrows pursuant to Section
             5.3 will be run to verify that performance has not been degraded for the delivered SF. Any variation from the performance commitments specified in Appendix A for the identified "Committed In Plans" Items must be approved in writing by the Contract Coordinators for the respective parties, with specific reference being made in the approval to such approval relating to varying the otherwise applicable performance commitments.

      D. Volume Shipment Compliance. StorageTek shall have met its volume shipment date if it meets its obligation to justify volume shipments by the Volume Date specified in Section 6.1 above.

             IBM will provide written notification to StorageTek of any failure of the SF to meet the applicable criteria which notice shall identify the basis for any such IBM conclusion. IBM shall have the right to verify compliance to test criteria by independently running tests, and StorageTek shall have the opportunity to witness any such testing.

             If StorageTek fails to deliver the Specified Function by the Volume date, in accordance with this Volume Shipment Compliance process, then the consequences shall be as specified in Section E below.

      E.     Volume Commitment Adjustment.

             (1)      **   . Notwithstanding any Volume Commitment Adjustment
                    designation in Section 6.1, if StorageTek fails to deliver
                    the   **   by the applicable Volume shipment date of   **
                    , then IBM shall be **   (as that   **   are established by





-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                    Sections 6.1 and 7.6(a), respectively of the OEM Agreement)
                    for each   **   of delay during the   ** of any such delay.

                    If StorageTek's failure to deliver the   ** continues
                    beyond the initial   **   , then IBM shall be   **   with
                    having   **   of the respective quarter's   **   applicable
                    to the   **   that is **   beyond the   **   of delay (as
                    that   **   are established by Sections 6.1, 6.2 and 7.6(a)
                    of the OEM Agreement) for each   **   of further delay.

             (2)    Other Functions. If StorageTek fails to meet the Volume
                    date for any Specified Function (other than the   **   ),
                    then IBM shall be   **   (as that **  are established by
                    Sections 6.1, 6.2  and 7.6(a) of the OEM Agreement) for
                    each   **   of delay multiplied by a factor; that factor
                    is:

                    o   **   for   **   VOLUME COMMITMENT ADJUSTMENT;

                    o   **   for   **   VOLUME COMMITMENT ADJUSTMENT; and

                    o   **   for   **   VOLUME COMMITMENT ADJUSTMENT.

                    However, notwithstanding the above and Section 6 of the
                    SOW, if the   **   (as it is defined in Section 6.1, with
                    **   ) is not delivered on   **   , then the factor applied
                    shall be   **   , of which   **   shall be used for   **
                    and   **   shall be used for   **   .

             (3)    General.  The   **   is the   **   and   **   , as well as
                    **   for   **   and   **   , as specified in Section 6 of
                    the OEM Agreement. If a SF is delivered at any time later than 15 days after Volume date specified for such SF, then it shall be considered to be delayed by a full month. If multiple functions fail to be shipped in accordance with
                    the designated Volume shipment dates, then the   **
                    applicable VOLUME COMMITMENT ADJUSTMENT factor shall apply.

                    Each such factor shall be multiplied by the percentage of commitment applicable to the relevant subsystem, as is established by the Current Volume Assumptions shown on the
                    attached Schedule 2.  For   **   , the percentage of
                    commitment is as for   **   .



-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

3.    TEST PLAN CRITERIA

      Functional Test Plan Completion/ESP Test Plan Exit Criteria/IBM System Test Completion:

      A.     No known   **    in any Deliverables remain open; and

      B.     a list of any known   ** in place by StorageTek to resolve within
a specified period of time.

4.    ERROR PROCESSING DURING ESP TEST

      All problems found during the ESP Test will be logged by StorageTek and reported to IBM with the following minimum information:

      A.     a description of the error;

      B. how to reproduce the error. If it is an Information Unit error, where the error may be found;

      C.     a description of what is believed to be the correct result; and

      D.     the Severity of the problems discovered.

      StorageTek shall notify IBM of any   **   errors discovered during ESP
      Testing as soon as possible.  Other errors shall be provided to IBM in
      accordance with StorageTek's Standard Practices.  StorageTek shall   **
      to resolve all   **   reasonably possible.





-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

             SCHEDULE 1 TO APPENDIX B OF ATTACHMENT 1 TO EXHIBIT 3

                              MONTEREY SYSTEM TEST


For each specified function ("SF"), Oahu shall promptly notify Monterey In writing when formal test, (i.e., Engineering Verification Test ("EVT")) is to begin, and shall provide to Monterey a functional specification prior to such time. Any changes to an early ship program ("ESP") date to test the SF, and all design change request ("DCRs") to the functional specifications for the Products must be supplied to and approved by Monterey.

Oahu shall provide, within   **of request by Monterey, all documentation
determined by Monterey to be required to prepare for possible Monterey System Test (MST) including but not limited to, all Oahu schedules related to the development and test of each new SF or SFs, problem logs related to the SF(s), detailed test plans used by Oahu for the formal testing of the SF(s), customer and maintenance documentation associated with the SF(s), a list of product claims for the new SF(s), and any other documentation normally produced for marketing, service organizations, Oahu test, or for the customer.

Summary reports of test progress and problem status shall be updated and sent to Monterey on a regular basis from this time until ESP on a schedule to be agreed upon by Oahu and Monterey.

MONTEREY SYSTEM TEST (MST)

For each SF or group of SFs considered by Monterey to be available to the customer as part of a single announce package with a single availability date, Monterey shall have the right to waive execution of an MST, participate in a joint MST with Oahu, or conduct an MST at either an Oahu or Monterey test site location or locations, the location(s) and expected duration of such testing to be reasonably determined by Monterey. As the duration of a test is dependent on, among other things, the complexity of the SF(s), the number of problems found, the problem fix rate, and the amount of resources applied to the testing, the expected duration should not be seen as a commitment by Monterey. It is expected that should an MST be required by Monterey, the test would run a minimum of 3 weeks at a level of resource applied to the test as mentioned below.

A typical MST conducted by Monterey would consist of   **   , often conducted
in parallel and each utilizing approximately half the allocated test UUTs (Units Under Test), tools and on-site support personnel.

The Monterey FVT (Functional Verification Test) would execute test scenarios, the majority of which are run against a multi-host high stress background (known as "(FVT) vanilla stress") driven by internally developed Monterey test drivers. Monterey FVT tests include, but are not limited to, the following subtests: attachment, stress, functional/algorithm, power, error injection (interface (both internal and





-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

external), logic, drive, media), and channel sequence controls.

The Monterey SLT (System Level Test) would execute test scenarios, the majority
of which are run against a   ** under the MVS operating system   **   , using
both externally available applications, access methods and utilities as well as internally developed jobstreams. Monterey SLT tests include, but are not limited to, the following subtests:
  **

ENTRY REQUIREMENTS FOR MST

      Receipt of all test resources as described below with adequate time to install and configure test UUTs

      Available schedule windows, CPUs, personnel and other   **   resources to
      conduct the MST

      No staging of the   **   considered to be part of the   **   to be tested
      in the current MST **   of contiguous   **   stress runs in both the
      Monterey FVT and SLT environments

      Documentation as described above

      **

MST REQUIRED RESOURCES

FAST, FASTER, and QUICK machines supplied to MST test locations will be
supplied at   **   to Monterey.  These machines will be at hardware, microcode
(including functional, service, et al.), and supporting software levels
approved by Monterey.  For a   **   , there are usually   **   divided between
FVT and SLT.

On-site support by Oahu personnel will be supplied to Monterey for any MST. These personnel will be supplied in a quantity and at a skill level mutually
agreed upon by Oahu and Monterey at   **   to Monterey.  Monterey will request
at least   **   personnel,   **   and   **   for   **   training/testing, UUTEC
(Engineering Change) maintenance, and general support including failure data collection. This does not include any development resource which might be required for UUT debug or fix testing.

Tools required by Oahu for its own testing of the products (including but no limited to debug, support, and error injection) will be supplied at a quantity
and level mutually agreed to by Oahu and Monterey for any MST at   **   to
Monterey.

EXIT CRITERIA FOR MST

      All MST test variations attempted with   **   successful as determined by
      Monterey

      All   **   resolved with a mutually agreeable action plan for the
      resolution of the remainder of the problems

      Resolution of all problems considered by Monterey to be ESP gates with adequate time to verify the fixes to such problems and ensure no unexpected side effects of such fixes

      Signoff by the Monterey test group that all claims have been met

      SF(s) meets   **   and other Monterey quality criteria





-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

      ENTRY CRITERIA FOR ESP

      Successful exit of MST or successful Monterey pre-ESP certification of Oahu testing or the non-default waiving of both of the prior criteria if Monterey determines that is appropriate

      Monterey agrees that all   ** found in any SF test effort by either Oahu
      or Monterey do not constitute ESP gates

      Monterey agrees that all testing efforts by either Oahu or Monterey
      (other than ESP) have been successfully concluded and that all   **   met

      Appropriate support structures exist to deal in a timely manner with any field problems which may be found

      SF(s) meets Monterey quality criteria for general availability





-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          SCHEDULE 2 TO APPENDIX B TO
                               STATEMENT OF WORK

Current Volume Assumptions



                                                                      TB's

FAST                       # Escon
          Cache            Channel                    **



 **





System Total
Upgrade (First   **   TB's, at   **                   **

FASTER


  **





Total Faster

Total Fast & Faster





-------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                           Attachment 1 to Exhibit 3
                                  Appendix  C





                           [Intentionally left blank]

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___


                            IBM DEVELOPER AGREEMENT

                               STATEMENT OF WORK

                                  APPENDIX  D

                      EXHIBIT: CERTIFICATE OF ORIGINALITY

                           NUMBER: ___(IDA NUMBER)___

                                     DATED

                                __(IDA DATE)___

                                    BETWEEN

                                  CORPORATION

                            ___(STREET ADDRESS)____

                             ___(CITY, STATE)_____

                                      AND

                            _____(VENDOR NAME)______

                            ____(STREET ADDRESS)____

                            _____(CITY, STATE)______

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___


                                    CONTENTS


                 EXHIBIT: CERTIFICATE OF ORIGINALITY APPENDIX:



ICON ORIGINALITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3


IDENTIFICATION FORM . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

1.0      QUESTIONAIRE . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

1.0      ICON REPRESENTATION  . . . . . . . . . . . . . . . . . . . . . . .  9

2.0      CERTIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . .  8

2.0      CREATOR OF ICON  . . . . . . . . . . . . . . . . . . . . . . . . .  9

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___



AGREEMENT # ___(IDA Number)___             DATE OF AGREEMENT ___(IDA Date)___

                      EXHIBIT: CERTIFICATE OF ORIGINALITY

IBM Developer Agreement Transaction Document no:

                                      XXX
--------------------------------------------------------------------------------

If you provide IBM any program product, offering, related documentation, microcode or other software material (collectively, "Software Material"), you must complete this questionnaire and send it to IBM's Contract Coordinator for this project.

You will provide IBM with any additional information needed for copyright registration or enforcement of legal rights relating to the Software Material.

One questionnaire can cover one complete product, even if that product includes multiple modules. A separate questionnaire must be completed for code and another for its related documentation. Significant changes to the Software Material will require completion of a new questionnaire.

Please do not leave any questions blank. Write "not applicable" or "N/A" if a question is not relevant to the Software Material. If you need additional space to complete any question, please attach a separate sheet of paper that identifies the question number.

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___


1.0  QUESTIONAIRE

a) Name of the Software Material (provide complete identification including version, release and modification numbers for programs and documentation):

b)       Was the Software Material or any portion thereof:

         1) Written by any person(s) other than you or your employees working within their job assignments?

                 YES___   NO___
                 (If NO, skip to #3)

         2)  Did the person(s) write ALL or PART of the Software Material?

                 ALL___   PART___
                 If PART, state the percentage written by the person(s) ____%

         3) Was the Software Material provided to you by COMPANY(IES) or INDIVIDUAL(S) or both?

                 COMPANY(IES)___  INDIVIDUAL(S)___   BOTH___ (Completed) and
                 e)  below)


How did you acquire title to the Software Material or the right to grant the licenses granted to IBM?

         4)  For each COMPANY, provide the following information:

                 Name:

                 Address:

How did the COMPANY acquire title to the Software Material? (For example, the Software Material was written by the COMPANY's employees as part of their job assignment):

Did the COMPANY have each non-US contributor to the Software Material sign a waiver of their moral rights?

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___

                          YES___  NO___

         5)  For each INDIVIDUAL(S) in 2c), provide the following:

                 Name:

                 Citizenship:

                 Address:

Did the INDIVIDUAL(S) create the Software Material while employed by, or under a contractual relationship with, another party?

                 YES___   NO___
                 If YES, provide name and address of the other party:

Did the INDIVIDUAL(S) create or first publish the Software Material in a country other than the US?

                 YES___   NO___
                 If YES, did the INDIVIDUAL(S) sign a waiver of moral rights?

                 YES___   NO___
                 (If YES, please attach a copy)

6)  Was any part of the Software Material registered at any copyright office?

                 YES___   NO___
                 (If YES, provide the following registration information:)


i)       Claimant Name:

ii)      Registration Number:

iii)     Date of Registration:

iv)      Title of Work:

c)  Was any part of the Software Material published?

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___

                          YES___  NO___

When and where was it published?

Was there a copyright notice on the published material(s)?

                 YES___   NO___
                 (If YES, provide the copyright notice below.)


Was any part of the Software Material distributed by you to any outside person or company other than IBM?

                 YES___   NO___

When and where was the Software Material distributed?

To whom was the Software Material distributed?

Why was the Software Material distributed?

Under what conditions was the Software Material distributed?
(for example, under a contract.)


d)  Was any part of the Software Material derived from preexisting material(s)?

                 YES___   NO___
                 (If YES, provide the following information for each of the preexisting materials:)

         1)  Name of the material:


         2)  Author (if known):


         3)  Owner (if known):


         4)  Copyright notice appearing on the material (if any):

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___


         5)  Was any new function added to the preexisting software?

                 YES___   NO___

                 Briefly describe the new function(s) below:

                 ___% of preexisting material used

                 ___% of preexisting material modified

                 ___% of new material consisting of or deriving from
                      preexisting materials


         6)  Briefly describe below how the preexisting material has been used:

                 e) Were any part of the display screens, data formats, instruction or command formats, operator messages, interfaces, etc. (collectively called "External Characteristics") of the Software Material copied or derived from the External Characteristics of another program or product of yours or a third party?

                 YES___   NO___
                 (If YES, provide the following information:)

                 a)  Name of Developer's or third party's program or product:


                 b)  Author (if known):


                 c)  Owner (if known):


                 d) Copyright notice relating to the preexisting External Characteristics (if any):


                 e) Have the preexisting External Characteristics been modified?

                          YES___  NO___

                     EXHIBIT: CERTIFICATE OF ORIGINALITY
                          DATED ___ (IDA DATE) ___


                          (Describe how they have been modified below:)

                 f) Identify below any other circumstances that may affect IBM's ability to reproduce and market the Software Material, including:

                          1)       confidentiality or trade secrecy of
                                   preexisting materials:



                          2) known or expected royalty obligations to others:



                          3) preexisting materials developed for another party or customer (including government) where you may not have retained full rights to the materials:



                          4) materials acquired from a person or company possibly having no title to them:

                 g) Employee Identification. You recognize that for purposes of copyright registration or enforcement of legal rights relating to the Software Material, IBM may need to know the names, addresses and citizenships of all persons who wrote or contributed to the writing of the Software Materials. You agree to keep accurate records of all such information according to the IDA and to provide them to IBM at our request.

                 h) ICON. An "ICON" is generally defined as a symbol on a display screen that a user can point to with a device such as a mouse in order to select a particular operation or software application. For each ICON contained in the Software Materials, you will haveits creator complete an ICON IDENTIFICATION FORM and submit them as appendices to this Certificate of Originality.


 2.0  CERTIFICATION

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___

By signing below, you certify that all information contained in this Certificate of Originality, including any attachments or appendices to it, are accurate and complete.


(Developer Name)
                 --------------------------------------------------------------

Signature:
           --------------------------------------------------------------------

Print name:
            -------------------------------------------------------------------

(Name of Signer)
                 --------------------------------------------------------------

Title:
       ------------------------------------------------------------------------

(Title of Signer)
                  -------------------------------------------------------------

Date:
      -------------------------------------------------------------------------

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___



                       APPENDIX: ICON IDENTIFICATION FORM


1.0  ICON REPRESENTATION

 Word(s), function or thing represented by the ICON:


2.0  CREATOR OF ICON

         a)  Name:

         b)  Job Title:

         c)  Business Address:

         d)  Business Telephone:

         e)  Citizenship:

         f)  Date created ICON in tangible form:

                 1) Was the attached ICON created as an assigned work task without reference to any preexisting icons or other work authored or owned by another?

                          YES___  NO___
                          (If NO, identify the preexisting icon or other works that were referenced and attach copies:)

                 2) If the ICON was created for inclusion in a specific product, identify the product in which it will be (or was) used and provide the planned availability date and country of first publication:

                 3) Identify or describe any known preexisting icons that represent the same word or function or that are similar in appearance to the ICON (attach copies):

                 4) Please attach a copy of the ICON and, for identification purposes, include on the drawing the information you provided in response to Item 2 (a through f) above.

                      EXHIBIT: CERTIFICATE OF ORIGINALITY
                            DATED ___ (IDA DATE) ___





(Creator Name)
               --------------------------------------------------------------

Signature:
           ------------------------------------------------------------------

Print name:
            -----------------------------------------------------------------

(Name of Signer)
                 ------------------------------------------------------------

Date:
      -----------------------------------------------------------------------

IBM DEVELOPER AGREEMENT (EXHIBIT 3)
STATEMENT OF WORK (ATTACHMENT 1)
APPENDIX E

--------------------------------------------------------------------------------

IBM SOURCE CODE CUSTODY AGREEMENT:     BASE AGREEMENT

--------------------------------------------------------------------------------

This Source Code Custody Agreement ("SCCA") between StorageTek, Custodian and IBM describes the rights and obligations of the parties for the Escrowed Works that StorageTek and IBM deliver to Custodian. StorageTek and IBM shall be called the "parties."

The SCCA consists of this Base Agreement and its Description of Escrowed Work ("DEW"). The SCCA is our complete agreement, as it supplements the IBM Developer Agreement ("IDA"), and replaces all prior oral or written communications between us regarding the Escrowed Works.

By signing below for our companies, the parties agree to the terms of this Base Agreement.


AGREED TO:                                 AGREED TO:

Storage Technology Corporation             International Business Machines
                                           Corporation


-----------------------------------        ------------------------------------


By:                                        By:
   --------------------------------           ---------------------------------
         (Authorized Signature)                    (Authorized Signature)


Name:                                      Name:
     ------------------------------             -------------------------------

Date:                                      Date:
     ------------------------------             -------------------------------


-----------------------------------        ------------------------------------
     StorageTek Office Address                       IBM Office Address

             IBM SOURCE CODE CUSTODY AGREEMENT #:
                                                  -------------

AGREED TO:
                                  License Agreement #:
-------------------------------                        ------------------------
Custodian Name

By:
   ----------------------------
      (Authorized Signature)

Name:
     --------------------------

Date:
     --------------------------

Custodian Address:


-------------------------------


-------------------------------


-------------------------------

IBM SOURCE CODE CUSTODY AGREEMENT

BASE AGREEMENT

--------------------------------------------------------------------------------


                               TABLE OF CONTENTS


PAR                       TITLE                                     PAGE
---                       -----                                     ----
1                         DEFINITIONS                               2

2                         ESCROWED WORKS DEPOSITS                   2

3                         ESCROWED WORKS VERIFICATION               3

4                         RELEASE OF ESCROWED WORKS                 3

5                         LICENSE TO ESCROWED WORKS                 4

6                         WARRANTY                                  4

7                         LIABILITY AND INDEMNIFICATION             4

8                         TERM AND TERMINATION                      5

9                         COORDINATORS                              5

10                        PAYMENT                                   5

11                        GENERAL                                   6

PART 1.  DEFINITIONS

Capitalized terms in the SCCA have the following meanings. The DEW may define additional terms.

1.1  CODE is computer programming code including both Object Code and Source
     Code.

         a) OBJECT CODE is the computer programming code substantially in binary form. It is directly executable by a computer after processing, but without compilation or assembly.

         b) SOURCE CODE is the computer programming code that may be displayed in a form readable and understandable by a programmer of ordinary skill. It includes related source code level system documentation, comments and procedural code, such as job control language. Source Code does not include Object Code.

1.2 DERIVATIVE WORK is a work that is based on an underlying work and that would be a copyright infringement if prepared without the authorization of the copyright owners of the underlying work.

Derivative Works are subject to the ownership rights and licenses of others in the underlying work.

1.3 ESCROWED WORKS are the materials that are described in the DEW. They include:

         a) the Source Code in machine-readable form and the source code level system documentation in hard copy form;

         b)  a list of all Source Code modules of the Licensed Work;

         c)  a directory listing for each machine-readable medium;

         d)  commentary required to understand and use the Source Code;

         e)  a list of all Tools;

         f) the Tools that Developer is required to escrow under the License Agreement; and,

         g) the code for initial performance benchmarks that IBM is required to escrow under the License Agreement.

StorageTek agrees that the source code for IXFP, IXOF, Iceberg, Kodiak and Arctic Fox, deposited hereunder as of June 30, 1996 shall determine what is considered Licensed Works under the Description of Licensed Works and that IBM may rely on what is deposited as determinative for that purpose.

1.4 LICENSE AGREEMENT is the IBM Developer Agreement, in which StorageTek licenses IBM to its Licensed Works and IBM licenses the initial performance benchmarks.

1.5 LICENSED WORKS are those deliverables that StorageTek licenses to IBM under the License Agreement.

1.6 RELEASE EVENTS are the following occurrences when either IBM or StorageTek may demand that Custodian deliver a copy of the Escrowed Works to the requesting party:

         a) Either IBM or StorageTek may request Custodian to provide a copy to the requesting party at any time, but Custodian must retain the original deposited materials.

1.7 Tools include devices, compilers, hardware, software, user and programming documentation, media or other items required for the development, testing, maintenance or implementation of a Licensed Work.


PART 2.  ESCROWED WORKS DEPOSITS

2.1 StorageTek and IBM will:

         a) deposit with Custodian two copies of their respective Escrowed Works as described in the DEW attached hereto. StorageTek and IBM will identify each item in the deposit by labeling it;

         b)  deliver the Escrowed Works in good condition in sealed containers;

         c) provide Custodian with a notice that shall not be confidential (hereafter "nonconfidential notice") of all items contained in each container;

         d) replace all lost or damaged Escrowed Works promptly upon notice from Custodian; and

         e) if either party determines that the Escrowed Works are not complete and accurate, the depositing party shall promptly rectify the same.

2.2  Custodian will:

         a) accept each Escrowed Works deposit in trust for the non-delivering party and send the non-delivering party a notice confirming receipt within three business days;

         b)  retain the Escrowed Works;

         c) match all items on the nonconfidential notice to the labels on Escrowed Works;

         d) take all reasonable steps to protect and store Escrowed Works in appropriate containers and atmospheric conditions, segregated from other materials;

         e) promptly provide notice to IBM and StorageTek in the event of lost or damaged Escrowed Works; and

         f) store a copy of this SCCA and the nonconfidential notice of items with Escrowed Works.

PART 3.  ESCROWED WORKS VERIFICATION

3.1 Unless the requesting party and Custodian agree in writing, Custodian is not responsible for technical verification that Escrowed Works are complete, accurate and current. Each non-Custodian party may, at its expense, hire a party qualified to do this verification. StorageTek will reimburse IBM's expenses if the Escrowed Works do not comply with the requirements of this SCCA, and mutatis mutandis with respect to StorageTek's expenses.

3.2 Verification includes generating Object Code from Source Code for each Licensed Work. The verifier will witness the transfer of the verified Source Code to deposited media. The depositing party will supervise the verification which will be conducted at the depositing party's facilities unless the other non-Custodian party advises otherwise.

3.3 One technical employee of the non-depositing, non-Custodian party may witness verification. To the extent possible, verification will be done in a way that does not expose the Source Code to this employee. If this is not possible, this employee will treat the Source Code according to the IBM/StorageTek Agreement for Exchange of Confidential Information, number OEM-9447.


PART 4.  RELEASE OF ESCROWED WORKS

4.1 Either IBM or StorageTek may demand delivery of Escrowed Works by notice to Custodian pursuant to Section 1.6, copying the other non-Custodian party.

4.2 If either non-Custodian party determines that it does not have a complete set of Escrowed Works, it may request them from the other party. The other party will provide the materials required within three days of requesting party's request.

4.3 Each non-Custodian party will treat Escrowed Works according to the IBM/StorageTek Agreement for Exchange of Confidential Information.


PART 5.  LICENSE TO ESCROWED WORKS

5.1  The license to Escrowed Works is governed by the IDA.

PART 6.  WARRANTY

Each depositing party represents and warrants that it has the authority to deliver the Escrowed Works to the Custodian and that the Escrowed Works (other than the Licensed Works being escrowed) are complete and accurate.


PART 7.  LIABILITY AND INDEMNIFICATION

7.1 Custodian will take all reasonable precautions to prevent disclosure of Escrowed Works to unauthorized third parties.

7.2 Custodian is liable only for willful misconduct, gross negligence and fraud in performing its duties under this SCCA. Custodian is not liable if StorageTek or IBM fails to comply with any provision of the License Agreement or this SCCA. Custodian is not liable for acting on any notice that it in good faith believes to be genuine and legitimate.

7.3  If a third party makes a claim against Custodian:

         a) StorageTek will indemnify Custodian for claims based on StorageTek's failure to comply with this SCCA; and

         b) IBM will indemnify Custodian for claims based on IBM's failure to comply with this SCCA.

These indemnities do not apply where it is found that Custodian acted with willful misconduct, gross negligence or fraud.

7.4 The indemnifying party will pay any settlement amount that it authorizes and all costs, damages and attorney's fees that a court finally awards if
Custodian:

         a)  promptly provides the indemnifying party notice of the claim; and

         b) allows the indemnifying party to control and cooperates with it in the defense of the claim and settlement negotiations.

Custodian may participate in (but not control) the proceedings at its option and expense.


PART 8.  TERM AND TERMINATION

8.1 This SCCA begins when all parties sign it and continues until terminated by mutual written agreement of the parties. Either non-Custodian party may, at its option, extend the term of the DEW for additional years as described in Payment.

8.2 Custodian will destroy any remaining Escrowed Works 30 days after the expiration or termination of the DEW unless IBM or StorageTek provides notice otherwise.

8.3 The provisions of Liability and Indemnification will survive the expiration or termination of this SCCA. These terms will apply to the parties' respective successors and assigns.

8.4 If Custodian cannot continue its responsibilities, Custodian may resign by giving IBM and StorageTek 90 days' notice. IBM and StorageTek in good faith will select a successor custodian to assume Custodian's responsibilities.

PART 9.  COORDINATORS

9.1 SCCA Coordinators responsible to administer all matters associated with this SCCA and its exhibits are:


FOR:         IBM:                          FOR:         STORAGETEK

Name:                                      Name:
           -------------------------                  -----------------------

Title/Dept:                                Title/Dept:
           -------------------------                  -----------------------

Address:                                   Address:
           -------------------------                  -----------------------

FOR:     ___(CUSTODIAN NAME)___

Name:
           -------------------------

Title/Dept:
           -------------------------

Address:
           -------------------------



9.2 Each of us will assign an Escrowed Work Coordinator in the DEW. These coordinators are responsible to administer matters associated with the DEW. The SCCA Coordinator and the Escrowed Work Coordinator may be the same person. A party will provide notice to the others when coordinators change.

PART 10.  PAYMENT

10.1 IBM will pay Custodian within 30 days after receipt of an acceptable invoice for services under the DEW. All payments will be made in U.S. dollars. The Exhibit: Fee Schedule identifies the specified period of Custodian's services and the firm fees for that period. Custodian may propose a revised fee schedule to the IBM SCCA Coordinator no later than 90 days before the end of the specified period. The IBM SCCA Coordinator will notify Custodian if it accepts or rejects the proposed fee schedule. If rejected, the IBM and Custodian SCCA Coordinators will negotiate a new fee schedule for the next period. The IBM and Custodian SCCA Coordinators add the new fee schedule to the SCCA by initialing and dating it. If IBM and Custodian cannot agree to a new fee schedule for the DEW, it will expire at the end of its term and IBM and StorageTek in good faith will select a successor custodian. Custodian will provide all assistance required to move the Escrowed Works to the successor custodian.

10.2  Custodian will invoice IBM for:

         a)  all services to be performed under a DEW for one year; and

         b) renewal of a DEW 60 days before it expires. IBM may renew the DEW for an additional year by paying the renewal fees. If Custodian does not receive the renewal fees within 30 days, it will notify in writing the IBM Escrowed Work Coordinator and the StorageTek Escrowed Works Coordinator.

If neither IBM nor StorageTek pay the fees by the expiration date of the DEW, the DEW will expire, the Custodian shall thereupon notify the IBM Escrowed Works Coordinator and the StorageTek Escrowed Works Coordinator in writing that the Parties have thirty days from the date of the notice to cure such failure to pay and shall continue to maintain the escrow for that period.

In addition to information required by the DEW, the invoice will identify this SCCA, the DEW and the services invoiced plus their associated fees. Custodian will submit all invoices as identified in the DEW.

If IBM does not renew by 30 days before the expiration date, StorageTek may pay the such fee instead.

Each non-paying non-Custodian party shall reimburse one-half of the fee paid by the paying party through the year **; after that, either party may elect not to pay or to contribute to the fee (in which case continuance of the SCCA is dependent upon the other party's actions entirely).





------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

PART 11.  GENERAL

11.1 Each party will comply with all applicable laws and regulations at its expense. This includes all export and import laws and regulations.

11.2 Except as provided in the SCCA, none of the parties may assign or transfer the SCCA or its rights under it or delegate or subcontract its obligations without the prior written approval of the other parties. Any attempt to do so is void.

11.3 No party will bring a legal action against another party more than two years after the cause of action arose. All parties will act in good faith to resolve disputes. All parties waive their rights to a jury trial in any resulting litigation. Litigation will only be commenced in the State of New York.

11.4 All notices must be in writing. Except as provided in the SCCA, for a change to the SCCA to be valid, IBM and StorageTek must sign it. Other than changes to the Release Events, Custodian must also sign changes that affect its rights or obligations under the SCCA. IBM will provide Custodian with copies of all changes that Custodian is not required to sign.

No approval, consent or waiver will be enforceable unless signed by the granting party.

11.5  The substantive laws of the State of New York govern the SCCA.

IBM SOURCE CODE CUSTODY AGREEMENT

DESCRIPTION OF ESCROWED WORK

--------------------------------------------------------------------------------

This Description of Escrowed Work ("DEW") is a Transaction Document issued under the IBM Source Code Custody Agreement ("SCCA").


PART 1.  DESCRIPTION

1.1 The Escrowed Works required for deposit with Custodian: 1) by StorageTek, are the source code and object code for IXFP, IXOF, ICEBERG, KODIAK and ARCTIC FOX (Licensed Works) the applicable Development Environment and the capacity ratio benchmark; and 2) by IBM, the initial benchmarks used to measure performance requirements for ICEBERG and KODIAK. In each case, as more completely described in the Statement of Work to the IBM Developer Agreement.

1.2  Deposit will occur within thirty days after the signing of this SCCA.

1.3 StorageTek agrees that the source code for IXFP, IXOF, Iceberg, Kodiak and Artic Fox, deposited hereunder as of June 30, 1996 shall determine what is considered Licensed Works under the Description of Licensed Works and that IBM may rely on what is deposited as determinative for that purpose.

PART 2.  ESCROWED WORK COORDINATORS

2.1 Escrowed Work Coordinators responsible to administer all matters associated with this DEW are:



FOR:        International Business   FOR:        Storage Technology
            Machines Corporation                 Corporation

Name:                                Name:
            ---------------------                ---------------------

Title/Dept:                          Title/Dept:
            ---------------------                ---------------------

Address:                             Address:
            ---------------------                ---------------------

            ---------------------                ---------------------

            ---------------------                ---------------------

Phone:                               Phone:
            ---------------------                ---------------------

Facsimile:                           Facsimile:
            ---------------------                ---------------------

FOR:             ________(CUSTODIAN NAME)_________

Name:
                 ---------------------------------
Title/Dept:
                 ---------------------------------
Address:
                 ---------------------------------

                 ---------------------------------
Phone:
                 ---------------------------------
Facsimile:
                 ---------------------------------

2.2 Notices are effective when received by the appropriate coordinator as demonstrated by reliable written confirmation (for example, certified mail receipt, courier receipt or facsimile receipt confirmation sheet.)


PART 3.  PAYMENT

3.1 Custodian will send its original invoices to IBM at the following address:

_____________(street address)____________________

_____________(city, state)_______________________

One copy of each invoice will be sent by mail or facsimile to the IBM Escrowed Work Coordinator, with a copy to the StorageTek Escrowed Work Coordinator.

3.2  Custodian's invoices will include the following information:

         a)  IBM Source Code Custody Agreement Number;

         b)  name of Custodian and "remit to" address;

         c)  short description of the performance for which payment is due; and

         d) IBM's purchase order number (if applicable), Custodian's invoice number and its date.

IBM DEVELOPER AGREEMENT (EXHIBIT 3)
STATEMENT OF WORK (ATTACHMENT 1)
APPENDIX F

================================================================================
PERFORMANCE ASSESSMENT WORKLOAD SET (PAWS)

OVERVIEW

         The following document describes the methodology to be used in the performance evaluation of the STK's ICEBERG and KODIAK DASD I/O Subsystems.

         The performance workload suite has the following attributes:

         1.        **

         2.        **

         3.        **

         4.        **

         5.        **

         6.        **

The following is a summary of the workloads included in the subsystem workload suite.

         1.      Random stress test.  A set of random access experiments,
                 called a four-corners test, evaluates performance of   **
                 conditions, such as ** or ** , with either ** operations, or ** writes.

         2. Sequential stress tests. A set of sequential experiments are included that stress the ** of the subsystem. These tests include both ** read and write streams, running between
                 ** .

         3. Data base workload. A data base workload is included that tests a wide variation in ** . This workload uses ** , and has been designed to ** the type of random access behavior seen in the ** data.

-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

         4. Batch workload. A batch workload is included that ** the ** seen in customer batch workloads. This workload contains a mixture of ** activity.

         5.      Sort workload.  A workload is included that is ** jobs.

         6. Utility workload. A utility workload is included that contains the type of "data mover" applications that might be seen in many ** .

RANDOM  STRESS TEST

         The purpose of these experiments is to test variations of read and write content with high and low reference locality.

Key workload characteristics

         1.      The workload consists of ** tests:

                 **

         2. Several measurement points are run for each case. First, a ** point is taken at approximately ** to measure ** times. An additional ** points are taken, ranging from around ** to ** for ** , and from around ** to maximum ** rate for ** .

         3. ** rates are controlled by selecting various ** .The maximum rates are tested by establishing a ** .

         4. ** volumes are standardly used, a sufficient number to allow ** of ** subsystems.

         5.      Access are uniformly distributed across all of the ** volumes.
                 **   are generated by a set of **   .

         6.      The ** tests use ** , and the ** use a **   .

         7.      The ** metrics for this *  are:

                   **


-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

SEQUENTIAL STRESS TESTS

         1.      The following are the  ** of the sequential stress tests.

                  **

KEY WORKLOAD CHARACTERISTICS

         1. The experiments are run with ** to ensure that the ** to the device is being ** by ** .Each data set is approximately ** .

         2. Experiments are run with ** number of ** , varying from ** to ** for both ** .

         3.      The ** tests transfer roughly ** .The ** tests transfer ** .

         4. The ** tests do not use the ** in the ** , thereby testing the ** capability of the subsystem.

         5. The ** metric for this workload is the ** rate in ** per second.

         -- Table 1 shows the test variations included in this sequential test suite.

Table 1.   Sequential test.     **   sequential streams

EXPERIMENT       ACCESS METHOD       BLKSIZE       NO.BLKS       # OF STREAMS

  **

  **   DATA BASE WORKLOAD

         This test includes a general ** data base workload. This workload ** the ** characteristics of a variety of ** systems, and is implemented as an application program using ** .This program has the ability to generate a variety of ** .Unlike some benchmarks of this type, it is not tuned to a ** , but rather is ** , and matches the ** of characteristic data base environments. In this way, it is a reasonable test of the effects of ** or the efficiency of ** , with ** characteristics similar to ** and some characteristics of ** and ** data base systems.



-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

KEY WORKLOAD CHARACTERISTICS

         1. The workload is run with ** , listed in order of "cache friendliness".

         a.         **

         b.         **

         c.         **

         d.         **

         In general, the less cache friendly workloads have   **   and   **   .

         2.      With the exception of the   **   workload, these workloads are
                 run at  **   measurement points, with each measurement point
                 representing a ** in variable user population. This means that ** are added at higher loads, with each ** having
                 a   **   .  (Some workloads, including the   **   variation,
                 **   user population that   **   at   **   measurement
                 points.)  As a result, as the user population grows at the
                 ** measurement points, ** effects are generally observed for a subsystem at a specific cache size.

                   **

                 The   **   measurement point generates an average of   **
                 per   **   volume in the workload, attempting to drive the
                 workload to   **   and   **   per volume at the   **
                 measurement points.  However, since the   **   times are
                 fixed, as response times increase at the   **   points, the
                 actual subsystem throughputs   **   these targets.

         3.      Each measurement point is run for approximately   **   .  The
                 data bases are   **   (to realistically deal with   **
                 sizes), and the   **   run duration is generally not long
                 enough for   **   design to stabilize into record caching.
                 This is due to the   **   unique to the   **   .  As a result,
                 some of the measurements of the   **   variation may be
                 pessimistic for the   **   .

         4.      The workload can be configured using multiples of   **
                 volumes.  The current setup uses   ** volumes, but can be
                 easily expanded beyond that number.  It



-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                 should be noted than although most   **   are configured with
                 more than   **   volumes, at any given time most of those
                 volumes have very little activity, and most of the data is inactive. In that sense, ** volume experiment with these work loads represents the performance characteristics of a larger customer configuration.

         5.      Except for the   **   variation,   **   are skewed across   **
                 volumes.  For example, at the   ** measurement point for a set
                 of   **   volumes,   **   volumes attempt an   **   of
                 approximately   ** volumes attempt approximately   **   that
                 rate, and   **   volume attempts approximately   **   that
                 rate.

         6.      In the cache standard variation, a few volumes have   **
                 characteristics, while the rest of the volumes have   **   .
                 In the other workload variations, all of the   **   volumes
                 have   ** characteristics.  The standard cache workload
                 contains   **   volumes that have   **   characteristics.

         7.      A   **   variation is included to   **   throughput
                 capabilities of the subsystem.    **   measurement points are
                 run, from approximately  ** sec  per volume at the   **   rate,
                 to a   **   rate.  This workload uses a   **   user
                 population, reducing the   **   as load increases, to a   **
                 at the   ** measurement point.  For this workload,   **   tend
                 to remain constant across the measurement points.

         8.      The workload uses   **   sizes for all variations.

         9.      The   **   friendly variations have   **   write content.  All
                 writes are   **   writes, meaning that the record is   **   ,
                 and therefore   **   a hit in cache.

         10.     Each   **   volume in the workload has   **   data set.  Each
                 **   data set is approximately   ** in size.

         --      Table 2 shows some of the key workload characteristics for the
         random access         tests and the   ** workload.  The caching
         attributes shown are those measured on a   **   configuration.





-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

Table 2.  Random Workload Attributes.  Workload attributes for a   **

EXPERIMENT    RD HIT %    WRITE %     F/W     RECRDMISS%    XFER SIZ     SKEW
                                      DESTG%

  **


BATCH WORKLOAD

         The purpose of the batch workload is to create a test which is representative of customer's ** batch window ** characteristics. The following are the basic workload attributes:

KEY WORKLOAD CHARACTERISTICS

         1.      Contains a mixture of type of   **   activity

                   **

         2.      The average transfer size is   **   if   **   programs
                 excluded).  The   **   applications transfer either   **   or
                 **   per   **   , and the   **   applications transfer
                 approximately   **   per   ** .

         3.        **

         4.      The primary metrics for the workload are   **   and   **   and
                 **   times.

WORKLOAD IMPLEMENTATION

         1.      Contains   **   jobs, each with   **   job steps.  The
                 following is the mixture of   **   by the job steps:

                 **  reads of data sets with either  **  or  **  block sizes.

                 - A sequential application   **   that copies data sets with
                 either   **   or   **   block sizes.

                 - A   **   application that updates   **   of the records.



-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                 - A   **   application.  This is in fact the   **   variation
                 of the data base workload.

                 - A   ** application.

         2.      Each job is   **   except for the   **   of the steps.  This
                 is done to allow jobs to finish at roughly the same time, but creates a mixture of activity at each point in time.

         3.      Each job has   **   data sets.  Except for the data base data
                 sets, data sets are   **   distributed across   **   .  Each
                 of the   **   data base data sets are distributed across each
                 of the   **   .

SORT WORKLOAD

WORKLOAD CHARACTERISTICS

         1.      A   **   application is included in the workload.  The key
                 attributes of the workload are:

                 - The   **

                 -   **

         2.      **   sorting is   **   , that is   **   sorting options are
                 used.  This is to ensure that this is truly a DASD benchmark,
                 and that   **   differences are not a significant factor in
                 the sort elapsed times.

         3.      A   **   size of   **   is sued to ensure   **   writes for
                 the sort work data sets.

         4.      The   **   attributes for   **   are   **   and   **   .

UTILITIES  WORKLOAD

         A collection of   **   are included in the test.  Customers often
         focus on these types of applications when conducting   **
         benchmarks.  The purpose of these tests are to   **   the various
         "data mover" type of utilities. The following are included in this test suite:

         1.      **   Physical dump.





-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                 -        A series of physical dumps are performed, using   **
                          and   **   dump operations.

                 -        A   ** has been provided which causes the output to
                          be   **   , thereby eliminating   ** as a bottleneck.

                 -        The volumes dumped are   **   approximately   **
                          full.  The volumes contain   **   data sets.  They
                          are in fact   **   volumes used for the batch and
                          data base workloads.

                 -        **   is used.

         2.        **   Physical restore.

                 -        A series of physical restores are performed, using
                          **   and   **   restore operations.  The volumes
                          restored are the same as the batch and data   **
                          volumes.

         3.        **

                 -        A series of   **   jobs are executed.

                 -        The data sets used are the   **   as for the   **
                          stress tests,   **   with   **   .

         4.      IEBCOPY

                 -        A series of   **   jobs are executed.

                 - The data sets consist of copies of a source library **.

WORKLOAD EXECUTION TIME

         --      Table 3 Shows approximate run times for each component of the workload. These run times vary based upon the product being evaluated. The total time to run the workloads and load and
         initialize the base operating system is currently around   **   .



-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

Table 3.  Workload execution times

COMPONENT              DB LOAD              EXECUTION

  **



-----------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                   APPENDIX G TO ATTACHMENT 1 OF EXHIBIT 3
                   ---------------------------------------
                           Product Development Plan

                                    IBM SSD
                            BUSINESS LINE MANAGEMENT
                        (INTEGRATED PRODUCT DEVELOPMENT)

                         DEVELOP/QUALIFY/CERTIFY PHASE

                                    FOR THE

                             LARGE SYSTEMS STORAGE
                              OPEN SYSTEMS STORAGE
                                      AND
                       REMOVABLE MEDIA STORAGE SOLUTIONS
                                MARKET SEGMENTS

                              VERSION 2.0 DRAFT 4

                                 April xx, 1996

                                    IBM SSD
                              San Jose, California

        This document is to be used with the IBM SSD BLM (IPD) Process Handbook and is in review approved for use within the Removable Media Storage Solutions, Open Systems Storage, and Large Systems Storage market segments.

        A copy of the authorization is on file with the Document Owner.

        The document will be reviewed December, 1996

      +--- SOFTCOPY NOTICE ---------------------------------------------+
      |                                                                 |
      | The current version of this document is maintained in softcopy | | on the EE MDQ system in San Jose, the MDQ system in Tucson, and | | on the RSPINFO system in Rochester. Printed copies are for | | reference only. To assure that the latest version is being |
      | utilized, the softcopy document must be viewed.                 |
      |                                                                 |
      | Printed copies of this document may contain slight variations   |
      | in appearance; however, the content is the same.                |
      |                                                                 |
      +-----------------------------------------------------------------+

           DOCUMENT CONTROL INFORMATION

        PROCESS OWNER:                 **

        PROCESS OWNER NODE/ID:         **

        OWNING DEPARTMENT:           Open Systems Business Line Management
                                     (FK8)

        DOCUMENT OWNER:                **

        DOCUMENT OWNER NODE/ID:        **

        DOCUMENT FILE NAME:          BLMBOX BOOKMSTR

        DOCUMENT LOCATION:           EE MDQ, MDQ, RSPINFO

        DOCUMENT RETENTION:            **

        DOCUMENT REVIEW SCHEDULE:    December, 1996

        DOCUMENT REVIEWED BY:        List of reviewers


     +---------------+----------------------+---------------+----------+
     | NAME          |      DEPT  |   NODE     / ID         |   DATE   |
     +---------------+----------------------+---------------+----------+
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96
       |   **                              **               04/  /96





------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96



      DOCUMENT APPROVAL:     Approver's names, dept. and date of approval

      +--------------------------+---------------------------+----------+
      | NAME                     |         TITLE             |   DATE   |
      +--------------------------+---------------------------+----------+
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96
       |   **                              **                  04/  /96



        DOCUMENT DISTRIBUTION:      Softcopy is on EE MDQ in San Jose,
                                    MDQ in Tucson, and RSPINFO in Rochester






------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

      CHANGE HISTORY


      +---------+----------+--------------------------------------------+
      | VERSION |    DATE     |       CHANGE DESCRIPTION                |
      +---------+----------+--------------------------------------------+
      | 0.6     |    01/  /95 |    Initial Draft of NPI Handbook        |
      +---------+----------+--------------------------------------------+
      | 1.0     |    02/24/95 |    Approved version of NPI Handbook     |
      +---------+----------+--------------------------------------------+
      | 2.0     |    04/19/96 |    Draft of BLM Handbook for LSS, OSS, & RMS

CONTENTS

BLM (IPD) DEVELOP/QUALIFY/CERTIFY PHASE     . . . . . . . . . . .       7

DEVELOP/QUALIFY/CERTIFY PHASE STEPS     . . . . . . . . . . . . .       9
Step 4.    ** . . . . . . . . . . . . . . . . . . . . . . . . . .       9
Step 5.    ** . . . . . . . . . . . . . . . . . . . . . . . . . .      14
Step 6.    ** . . . . . . . . . . . . . . . . . . . . . . . . . .      18
Step 7.    ** . . . . . . . . . . . . . . . . . . . . . . . . . .      22
Step 8.    ** . . . . . . . . . . . . . . . . . . . . . . . . . .      24
Step 9.    ** . . . . . . . . . . . . . . . . . . . . . . . . . .      27
Step 10.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      30
Step 11.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      34
Step 12.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      36
Step 13.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      39
Step 14.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      49
Step 15.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      50
Step 16.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      53
Step 17.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      56
Step 18.   ** . . . . . . . . . . . . . . . . . . . . . . . . . .      58



FIGURES

         1.  BLM Process Overview . . . . . . . . . . . . . . . .      10



TABLES






------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

BLM (IPD) DEVELOP/QUALIFY/CERTIFY PHASE

This document represents the Business Line Management (Integrated Product Development) Process as implemented in the following market segments:

        o   Large Systems Storage
        o   Open Systems Storage
        o   Removable Media Storage Solutions

The history of this process and its phases and decision checkpoints are described in the IBM Storage Systems Division Business Line Management (Integrated Product Development) Process Handbook, Version 2.0.

This document describes the work that goes on in each phase in more detail including inputs needed at each step, deliverables from each step, and the tasks performed in each step. It does not include the very detailed processes for how code is written, reviewed and tested, how vendor parts are qualified, how chips are designed, simulated and tested, ... It does describe how the work product of the various disciplines comes together in an integrated product offering.

PLEASE NOTE: Pages 8 through 60 (Parts 4 through 18) of this Appendix G Attachment 1 of Exhibit 3, entitled to "Product Development Plan," have been omitted in their entirety (rather than redacting all of the information on each and every page) as the Company believes that these pages are comprised completely of proprietary information regarding numerous phases of IBM's product development process. The disclosure of such information would be harmful to IBM and, moreover, to the Company's relationship with IBM as IBM will not consent to the disclosure of this confidential information.

                           ATTACHMENT 2 TO EXHIBIT 3


                            IBM DEVELOPER AGREEMENT
                          DESCRIPTION OF LICENSED WORK


This Description of Licensed Works ("DLW") is a Transaction Document issued under the IBM Developer Agreement ("IDA") for the license to IBM of an existing Licensed Works owned by StorageTek. StorageTek retains ownership of its intellectual property rights in the Licensed Works, but grants IBM licenses to such Licensed Works, as set forth in this DLW Transaction Document. IBM owns intellectual property rights in IBM Materials included in Deliverables provided to IBM in accordance with the IDA , but grants StorageTek licenses to such IBM Materials as set forth in this DLW Transaction Document.

1.       DEFINITIONS

        1.1 Royalty Accounting Month: Is the time frame during which licenses fees become due. The start and end dates of a Royalty Accounting Month vary by the IBM geographic area where licenses are granted. The Royalty Accounting Months are:

                 a. For StorageTek Worldwide and for IBM in the United States/Puerto Rico: begins on the first business day of the current calendar month and ends on the last business day of that month.

                 b. For IBM in the Americas/Far East Countries (Excluding U.S.): begins on the first business day of the prior calendar month, ending on the last business day of that month.

                 c. For IBM in Europe/Middle East/Africa Countries: begins on the first business day of the last week of the prior calendar month. It includes the first three weeks of the current calendar month and ends on the last business day of that third week.

        1.2      "Tape Server" shall be as defined in the OEM Agreement.

        1.3 "Iceberg, Kodiak, Arctic Fox Storage System" (hereinafter "IKA Storage System") shall mean any storage system which is primarily designed for storing data, includes controller
                 Microcode of which more than   **of its total lines of
                 ultimately executable Source Code (including data declarations, but not including any




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                 comments, dummy, nonoperational, or nonfunctional lines of Source Code), consists of Licensed Works and IBM Materials in combination, and either (a) represents itself to a host computer system as a disk drive storage system, or (b) has
                 more than   ** of its total data storage capacity on   ** .

        1.4      "IBM Material Use License" shall mean a   **   , nonexclusive,
                 **   license to   **   Derivative Works of, the Licensed Works
                 and its Derivative Works. Such license includes the right of IBM to authorize others to do any of the above, and also applies to associated audio and visual works. Except for the right to sublicense Subsidiaries pursuant to Section 11.0 of the IDA, the right to sublicense under this definition is
                 limited to granting sublicenses for   **   which include terms
                 and conditions   **   , and to   **   under terms and
                 conditions that IBM uses for similar   ** of its own, and to
                 granting sublicenses to   **   under reasonable terms and
                 conditions.

        1.5      "StorageTek   **   License" shall mean a   **   ,
                 nonexclusive,   **   license to   **   and prepare Derivative
                 Works, of the IBM Materials and its Derivative Works. Such license includes the right of StorageTek to authorize others to do any of the above, and also applies to associated audio
                 and visual works.    Except for the right to sublicense
                 Subsidiaries pursuant to Section 11.0 of the IDA, the right to sublicense under this definition is limited to granting
                 sublicenses for **   which include terms and conditions   **
                 , to granting   **   under terms and conditions that
                 StorageTek uses for similar   **   of its own, and to granting
                 sublicenses to   **   under reasonable terms and conditions

        1.6 "IBM ** License" shall mean a nonexclusive, ** license to use: (a) the ideas, concepts, and techniques contained in;
                 (b) the structure, sequence and organization of, and (c) other nonliteral aspects of, Licensed Works and their Derivative Works owned by StorageTek. Such license shall not include the right of IBM to make a copy of any of the Licensed Works or Derivative Work thereof owned by StorageTek which is substantially similar thereto and would constitute literal infringement under applicable copyright law.

        1.7 "StorageTek ** License" shall mean a nonexclusive, ** license to use: (a) the ideas, concepts, techniques contained in; (b) the structure, sequence and organization of, and (c) other nonliteral aspects of IBM Materials and their Derivative Works. Such license shall not include the right of StorageTek to make a copy of any of the IBM Materials or any Derivative Work thereof owned by IBM which is substantially similar thereto and would constitute literal infringement under applicable copyright law.




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

        1.8 "SSIKA Storage System" shall mean any storage system which is primarily designed for storing data, which includes controller
                 Microcode of which more than   **   of its total lines of
                 ultimately executable Source Code (including data declarations, but not including any comments, dummy, nonoperational, or nonfunctional lines of Source Code), consists of lines of Source Code from any Licensed Work, and either (a) represents itself to a host computer system as a
                 disk drive storage system, or (b)  has more than   ** of its
                 total data storage   **   .

        1.9 "Microcode" is defined as a set of instructions that is either imbedded into or is to be loaded into the Product and executes below the external user interface of such Product. Microcode may be in magnetic or other storage media, integrated circuitry or other media.

        1.10 "Maintenance Code" is defined as software other than Microcode, including data files, which executes and exercises the Product and Upgrades, and which detects, records, displays and/or analyzes malfunctions, errors or other events in the Product and Upgrades.

        1.11     "Non-RMM Device" shall mean a storage system primarily
                 designed for storing data which has less than   **   of its
                 total data storage capacity on rotating magnetic media disk drives (other than magneto-optical) or in semiconductor memory.

        1.12 "Arctic Fox Storage System" shall mean any IKA Storage System manufactured by or for StorageTek which is primarily designed for storing data, includes controller Microcode of which more
                 than   **
                  of its total lines of ultimately executable Source Code
                 including data declarations, but not including any comments, dummy, nonoperational, or nonfunctional lines of Source Code, consists of Licensed Works and IBM Materials in combination, or solely IBM Materials, represents itself to a host computer systems as a disk drive storage system, and includes only semiconductor memory.

        1.13 "Snapshot Feature(s)" means the software with the capability to enable Snapshot from within IXFP and from within Iceberg.

        1.14 All other capitalized terms shall have the meanings defined elsewhere in the Agreement, as that term is defined in the OEM Agreement between the Parties hereto, of even date herewith.





------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

2.      DESCRIPTION

        2.1 The Licensed Works are the StorageTek software and Microcode, both including Code as defined in the IDA, documentation and related written materials for the StorageTek Iceberg , Kodiak and Arctic Fox products, and Licensed Programs, including
                 Snapshot and the Snapshot Feature, all as they exist on   **
                 and are required to be escrowed pursuant to the IDA.

        2.2 StorageTek shall provide maintenance and support Services for the Licensed Works, as described in a Statement of Work.


3.      GRANT OF LICENSES

        3.1      StorageTek hereby grants to IBM:

                 a.    A IBM   **   License:  (i)   **   prior to   **   , and
                       **   thereafter, for any purpose in connection with IKA
                       Storage Systems, except for manufacturing IKA Storage Systems or SSIKA Storage Systems, and except that the license for developing and distributing Basic Enhancements and Maintenance Modifications for IKA
                       Storage Systems shall remain   **   and (ii)   **   for
                       manufacturing, selling or leasing IKA Storage Systems except for SSIKA Storage Systems which becomes effective upon termination or expiration of the Agreement.

                 b.    A IBM   **   License for any purpose;

                 c.    A   **   IBM Material Use License for developing and
                       distributing Basic Enhancements and Maintenance Modifications for products other than IKA Storage Systems;

                 d.    For products other than IKA Storage Systems,  a   **
                       IBM   **   License for any purpose except for developing
                       and distributing Basic Enhancements and Maintenance Modifications (which is subject to Section 3.1c);

                 e.    Notwithstanding any other provisions of the Agreement, a
                       nonexclusive,   **   license to use, execute, reproduce,
                       display, perform, transfer, distribute, sublicense, and prepare Derivative Works of, the IXFP software for the purposes of enabling the connectivity of IKA Storage Systems to IBM's operating systems and application software. Such license includes the right of




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                       IBM to authorize others to do any of the above, and also applies to associated audio and visual works.

                 f.    Notwithstanding any other provisions of the Agreement, a
                       **   , nonexclusive,   ** license to use, execute,
                       reproduce, display, perform and distribute internally, and prepare Derivative Works of, Maintenance Code and related documentation, if any, and Product service documentation for the sole use in the maintenance of
                       products.  StorageTek agrees, upon request from   ** ,
                       to make available a license of the same scope as heretofore provided under reasonable terms and
                       conditions to such   **   .

                 g. Notwithstanding any other provisions of the Agreement, IBM may grant limited sublicenses to its Subsidiaries
                       and   **   to use such Maintenance Code and related
                       documentation, and such Product service manuals, and Derivative Works prepared by IBM hereunder, solely for the purpose of maintaining Products purchased by IBM under the Agreement, such sublicenses to be nontransferable and lasting only so long as such
                       entities are Subsidiaries of IBM, or   ** IBM.

                 h.    A   **   IBM Material Use License to use the Snapshot
                       Feature to enable Snapshot.

                 i. No rights or licenses are granted to IBM under this DLW with respect to manufacturing of IKA Storage Systems prior to expiration or termination of the Agreement or SSIKA Storage Systems at any time. Rights of IBM to use Licensed Works to manufacture Devices in the case of a Triggering Event are set forth in Section 23.6 of the OEM Agreement.

                 j. Under no circumstances will StorageTek make any claim against IBM with respect to infringement of StorageTek patents or copyrights with respect to any software which is provided to IBM by StorageTek under the Agreement and is not a Licensed Work.

        3.2      IBM hereby grants to StorageTek:

                 a.    An StorageTek   **   License (i) for any purpose in
                       connection with products other than IKA Storage Systems during the term of the IDA, (ii) for performing development activities, including Major Enhancements, in connection with IKA Storage Systems (but not for manufacturing, selling or leasing IKA




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                       Storage Systems) after   **   , and (iii) for any
                       purpose after the  expiration or termination of the IDA;

                 b.    A   **   StorageTek Material Use License for (1)
                       developing and manufacturing Products and Upgrades and
                       (2) developing and distributing Basic Enhancements and Maintenance Modifications for (i) Tape Servers and (ii) products other than IKA Storage Systems;

                 c.    For products other than IKA Storage Systems, a   **
                       StorageTek   **   License for any purpose except for
                       developing and distributing Basic Enhancements and Maintenance Modifications for (i) Tape Servers and (ii) all other products except IKA Storage Systems (which is subject to Section 3.2b);

                 d.    An StorageTek   **   License for developing and
                       distributing Basic Enhancements and Maintenance
                       Modifications:  (i)   **   on the StorageTek Installed
                       Base (as defined in the OEM Agreement), and (ii)   **
                       for a period of   **   from the Effective Date of the
                       Agreement and   **   thereafter, for IKA Storage Systems
                       other than those in the StorageTek Installed Base;

                 e.    For IKA Storage Systems, a   **   StorageTek   **
                       License, which becomes effective upon expiration or termination of the IDA (unless stated otherwise in Section 6), or on the date that StorageTek begins the sale, lease or other distribution of Devices which include IBM Materials pursuant to Section 6.2(f) of the OEM Agreement, for any purpose whatsoever, except for developing and distributing Basic Enhancements and Maintenance Modifications for IKA Storage Systems (which is subject to Section 3.2d); and

                 f.    A   **   StorageTek   **   License, which becomes
                       effective on   **   and continues until expiration or
                       termination of the IDA (unless stated otherwise in Section 6), for performing development activities, including Major Enhancements, in connection with IKA Storage Systems, but not for manufacturing, selling or leasing IKA Storage Systems.

                 g.    A   **   StorageTek   **   License for any purpose in
                       connection with Arctic Fox Storage Systems, which include IBM Materials, subject to revocation pursuant to
                       Section 6.7b.(6) of the OEM Agreement.

                 h.    A   **   StorageTek   **   License, which becomes
                       effective on   **   , for any purpose in connection with
                       Non-RMM Devices which include IBM Materials.




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                 i.    A   **   License for the purposes set forth in Sections
                       6.7a.(2), 6.7a.(3), 6.7b.(2) and 6.7b.(3) of the OEM
                       Agreement.


4.      COPYRIGHT

        4.1 StorageTek is responsible for copyright registration and maintenance of, and for taking reasonable efforts for, enforcement of the copyrights for the Licensed Works. StorageTek authorizes IBM to act as its agent in the copyright registration of the Licensed Works.

        4.2 IBM is responsible for copyright registration and maintenance of, and for taking reasonable effort for enforcement of copyrights for the IBM Materials.

        4.3 Each party agrees, upon the request of the other party, to provide a copy of the Source Code for software and/or Microcode incorporated in the nonrequesting party's product, to an independent third party mutually agreed to by the parties to determine if such software and/ or Microcode makes Material Use of the requesting party's software and/or Microcode.

        4.4 The provisions of this Section 4 shall survive termination or expiration of the IDA.


5.      PAYMENT

        5.1 In consideration for the licenses indicated as being royalty bearing in Section 3.1 granted to IBM in this DLW, IBM will pay StorageTek royalties against revenues received by IBM and its Subsidiaries as defined below:

                 a.       ** of (1) all license fees collected for   **   which
                       include Licensed Works or Derivative Works thereof (but not including any works which consist only of IBM Materials or Derivative Works thereof) for storage systems other than IKA Storage Systems, and (2) all license fees collected for software or Microcode other than Major Enhancements, which include Licensed Works or Derivative Works thereof, distributed separately from hardware;

                 b.    The lesser of   **   for each   **   , which includes
                       Licensed Works or Derivative Works thereof (but not including any works which consist only of IBM Materials
                       or Derivative Works thereof), and not including   **
                       by IBM or its Subsidiaries, or   **   of:  (a) the
                       actual revenue received for such   **




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                       or (b) in the case of a   **   , the average price of
                       all such IBM   **   by IBM in the calendar quarter prior
                       to the sale or lease of such   **   ;

                 c.      **   of all license fees collected for   **   , which
                       include Licensed Works and Derivative Works thereof (but not including any works which consist only of IBM Materials or Derivative Works thereof), installed on
                       **   after   **   ;

                 d.    Notwithstanding any other provision in this Description
                       of Licensed Works, IBM will pay StorageTek   **   as
                       specified in Attachment 3 to Exhibit 1 to the OEM Agreement for each copy of the Snapshot Feature that IBM distributes, except that copies acquired for internal testing, technical evaluation and field support of
                       Equipment by IBM shall be   ** ; and

                 e.    All royalty obligations will be paid-up for the Licensed
                       Works when total royalties in the amount of   **   have
                       been paid by IBM or on   **   , whichever occurs first.
                       All the licenses granted to IBM by StorageTek will be irrevocable at that time.

        5.2      In consideration for the licenses indicated as being   **   in
                 Section 3.2 granted to StorageTek in this DLW, StorageTek will
                 pay IBM   **   received by StorageTek and its Subsidiaries as
                 defined below:

                 a.      **   of (i) all license fees collected for   **   ,
                       which include IBM Materials or Derivative Works thereof, for storage systems other than IKA Storage Systems, (ii) the list price charged for customer service which includes the right to install Basic Enhancements and Maintenance Modifications on IKA Storage Systems, and
                       (iii) all license fees collected for software and Microcode other than Major Enhancements, which include IBM Materials or Derivative Works thereof, distributed separately from hardware;

                 b.    The lesser of   **   for each (i)   **   , other than an
                       **   , or   **   therefor, which includes IBM Materials
                       or Derivative Works thereof, and (ii) each   **   or
                       controller therefor, sold or leased by StorageTek or its
                       Subsidiaries, or, in the case of (i) above, **   of (x)
                       the actual revenue received for such   **   or (y) in
                       the case of a   **   , the average price of all
                       StorageTek storage subsystems sold or leased by StorageTek in the calendar quarter prior to the sale or lease of such controller;

                 c.      **   of all license fees collected for   **   , which
                       include IBM Materials and Derivative Works thereof, made
                       in connection with   **   ;




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                 d.    The lesser of   **   for each   **   . sold or leased by
                       StorageTek, or   **   of:  (i) the actual revenue
                       received for each such   **   , or (ii) in the case of
                       an   **   , the average price of all StorageTek   **
                       sold or leased by StorageTek in the calendar quarter prior to the sale or lease of such controller.

                 e.    All royalty obligations will be paid-up for the IBM
                       Materials when total royalties in the amount of   **
                       have been paid by IBM or on   **   whichever occurs
                       first. All the licenses granted to IBM by StorageTek will be irrevocable at that time.

        5.3       **   Payment will be made by the last day of the calendar
                 month following the calendar quarter. Royalties will be paid less adjustments and refunds due to the owing party. The owing party will provide a statement summarizing the royalty calculation with each payment.

        5.4 Notwithstanding any other provision of the Agreement, and except for StorageTek's obligation to pay royalties pursuant to Section 3.2d(ii) herein, neither Party shall be liable to the other for royalties based on de minimis use, as determined by applicable copyright law, of the other Party's Code, documentation, and other written materials.

        5.5 The provisions of this Section 5 shall survive termination of the Agreement.


6.      TERMINATION

        6.1 The termination of the Base Agreement or a Transaction Document will not affect previously granted paid-up rights or licenses to IBM or StorageTek or product users.

        6.2 Any license, which is subject to a royalty, granted hereunder may be terminated by the licensor if the licensee fails to pay any royalty due with respect to such grant and fails to cure such nonpayment by the end of the next calendar quarter after written notice from the Licensor.

        6.3 All licenses will survive termination for convenience by IBM subject to the obligations to pay royalties where applicable, except that, as set forth in Section 23.7 of the OEM
                 Agreement, the StorageTek   **   License for   **   Devices
                 and providing   **   for such Devices will become effective
                 and fully paid up; provided, however that royalties will be
                 due for   **   .




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

        6.4 Upon termination of the Agreement for cause by IBM, all of the licenses granted to IBM in Section 3.1 shall survive such termination subject to the obligations to pay royalties where
                 applicable, except that the IBM   **   License set forth in
                 Section 3.1(a) hereof, shall become effective and shall become fully paid up and irrevocable. Upon termination of the Agreement for cause by StorageTek, all of the licenses granted to IBM in Section 3.1 shall survive such termination subject to the obligations to pay royalties where applicable.

        6.5 Upon termination of the Agreement for cause the licenses granted to StorageTek in Section 3.2 shall be treated as follows:

                 a. All licenses will survive termination for cause by StorageTek subject to the obligations to pay royalties
                       where applicable except that the StorageTek   **
                       Licenses set forth in Sections 3.2d and 3.2e shall
                       become   **   ; and

                 b.    If terminated for cause by IBM:

                       All licenses granted to StorageTek to use IBM Materials under Section 3.2, above, will survive such termination,
                       and be   **   as provided herein, provided, however,
                       that, if StorageTek elects to maintain or effectuate,
                       whichever the case may be, the StorageTek   ** Licenses
                       set forth in Section 3.2d(ii) (   **   for a period of
                       **   from the Effective Date, becoming royalty-free
                       thereafter, for use in developing and distributing Basic Enhancements and Maintenance Modifications for IKA Storage Subsystems other than those in the StorageTek
                       Installed Base), and in Section 3.2e (   **   license
                       for use in IKA Storage Systems or IKA Storage System controllers for any purpose other than developing and distributing Basic Enhancements and Maintenance Modifications), then StorageTek must first pay to IBM
                       the sum of   **   and also pay to IBM royalties as set
                       forth in Section 5.2 above for such license, except that such royalty shall be ** for each IKA Storage System or IKA Storage System controller sold or leased by StorageTek following the date of StorageTek's receipt of IBM's written notice of termination, and, except that, once StorageTek has paid in royalties pursuant to this section the sum of an additional **, then such license shall become fully paid up and irrevocable, and provided further, that any sums paid by StorageTek to IBM under this section shall be in addition to any royalty payments due pursuant to Section 5.2 hereof for products other than as covered in Sections 3.2d and 3.2e hereof, and shall have no effect on the total royalties to be paid pursuant to Section 5.2e hereof.




------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                          ATTACHMENT 2 To EXHIBIT 3
                                  APPENDIX A

IBM CUSTOMER AGREEMENT

PART 3 - MACHINES

--------------------------------------------------------------------------------

3.1      TITLE AND RISK OF LOSS

         When we accept your order, we agree to sell you the Machine described in a Transaction Document. We transfer title to you or, if you choose, your lessor when we ship the Machine. However, we reserve a purchase money security interest in the Machine until we receive the amounts due. For a feature, conversion, or upgrade involving the removal of parts which become our property, we reserve the security interest until we receive the amounts due and the removed parts. You agree to sign an appropriate document to permit us to perfect our purchase money security interest.

         We bear the risk of loss for the Machine through its Date of Installation. Thereafter, you assume the risk.

3.2      PRODUCTION STATUS

         Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the Machine may not be new and may have been previously installed. Regardless of the Machine's production status, our warranty terms apply.

3.3      INSTALLATION

         For the Machine to function properly, it must be installed in a suitable physical environment. You agree to provide an environment meeting our specified requirements for the Machine.

         We have standard installation procedures. We will successfully complete these procedures before we consider an IBM Machine (other than a Customer-set-up Machine) installed.

         You are responsible for installing a Customer-set-up Machine (we provide instructions to enable you to do so) and a non-IBM Machine.

         MACHINE FEATURES, CONVERSIONS, AND UPGRADES

         We sell features, conversions, and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial-numbered Machine. Many of these transactions involve the removal of parts and their return to us. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions, and upgrades and 2) transfer ownership and possession of removed parts (which become our property) to us. You further represent that all removed parts are genuine and unaltered. A part that replaces a removed part will assume the warranty and Maintenance Service status of the replaced part.

         You agree to allow us to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, we may terminate the transaction and you must return the feature, conversion, or upgrade to us at your expense.

3.4      LICENSED INTERNAL CODE

         Certain Machines we specify (called "Specific Machine") use Licensed Internal Code (called "Code"). We own copyrights in Code. We own all copies of Code, including copies made from them.

         We will identify each Specific Machine in a Transaction Document. If you are the rightful possessor of a Specific Machine, we grant you a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time.

         Under each license, we authorize you to do only the following:

1. execute the Code to enable the Specific Machine to function according to its Specifications;

2. make a backup or archival copy of the Code (unless we make one available for your use), provided you reproduce the copyright notice and any other legend of ownership on the copy. You may use the copy only to replace the original when necessary; and

3.       execute and display the Code as necessary to maintain the Specific
         Machine.

         You agree to acquire any replacement for, or additional copy of, Code directly from us in accordance with our standard policies and practices. You also agree to use that Code under these terms.

         You may transfer possession of the Code to another party only with the transfer of the Specific Machine. If you do so, you must 1) destroy all your copies of the Code that were not provided by us, 2) either give the other party all your IBM-provided copies of the Code or destroy them, and 3) notify the other party of these terms. We license the other party when it accepts these terms by initial use of the Code. These terms apply to all Code you acquire from any source.

         Your license terminates when you no longer rightfully possess the Specific Machine.

         ACTIONS YOU MAY NOT TAKE

         You agree to use the Code only as authorized above. You may not do, for example, any of the following:

1. otherwise copy, display, transfer, adapt, modify, or distribute the Code (electronically or otherwise), except as we may authorize in the Specific Machine's Specifications or in writing to you;

2. reverse assemble, reverse compile, or otherwise translate the Code unless expressly permitted by applicable law without the possibility of contractual waiver;

3.       sublicense or assign the license for the Code; or

4.       lease the Code or any copy of it.

                           ATTACHMENT 2 TO EXHIBIT 3
                                  APPENDIX B

                              MICROCODE LANGUAGE
                                      FOR
               INCORPORATION INTO CONSOLIDATED END USER CONTRACT
                             TO BE ISSUED IN JULY


                                   MICROCODE

1.  Definitions: The following terms are defined as follows:

A. "Microcode" is defined as a set of instructions (software) that is either imbedded into or is to be loaded into the Equipment and executes below the external user interface of such Equipment. Microcode includes both Internal Code and Maintenance Code, and may be in magnetic or other storage media, integrated circuitry or other media.

B. "Internal Code" is Microcode that (a) is an integral part of the Equipment,
(b) is required by such Equipment to perform its data storage and retrieval functions, and (C) executes below the user interface of such Equipment. Internal Code does not include other Microcode or software, including data files, which may reside or execute in or be used by or in connection with such Equipment, including, without limitation, Maintenance Code.

C. "Maintenance Code" is defined as Microcode and other software, including data files, which may reside or execute in or be used by or in connection with Equipment, and which detects, records, displays and/or analyzes malfunctions, errors or other events occurring in the Equipment.

D. "Derivative Works" are defined as works (including software) based upon one or more preexisting works such as a translation or a musical arrangement, or any other form in which a work may be recast, transformed or adapted. A work consisting of editorial revision, annotations, elaboration, or other modifications which, as a whole, represent an original work of authorship, is a Derivative Work.

2. The Equipment you have acquired by purchase or lease is manufactured by or for StorageTek and contains Microcode. By accepting and using this Equipment you acknowledge that StorageTek or its licensor(s) retains title to and ownership of all Microcode, as well as all copies thereof, that may execute in or be used in the operation of servicing of the Equipment and that the copyright in such Microcode is owned by StorageTek or its licensor(s).

3. StorageTek hereby grants you, the end user of the Equipment, a personal, non-transferable (except as permitted in the transfer terms in paragraph 5 below), nonexclusive license to use and execute each copy of the Internal Code (or any replacement provided by StorageTek or your authorized StorageTek distributor or reseller) solely to enable the specific unit of Equipment for which the copy of Internal Code is provided to perform its data storage and retrieval functions in accordance with StorageTek's (or its licensor's) official published specifications. If the Internal Code is provided to you in any fashion other than preloaded into an integrated circuit, then you may make a single archival copy to be used only to restore the Internal Code on the specific unit of Equipment for which the copy of Internal Code is provided.

4. Your license is limited to the use of the Internal Code as set forth in paragraph 3 above. You may not use the Internal Code for any other purpose. You may not, for example, do any of the following:

         (i) access copy, display, print, adapt, alter, modify, patch, prepare Derivative Works of, transfer or distribute (electronically or otherwise) or otherwise use the Internal Code;

         (ii) reverse assemble, decode, translate, decompile or otherwise reverse engineer the Internal Code (except, for use in European jurisdictions, as decompilation may be expressly permitted under applicable European law solely for the purpose of gaining information that will allow interoperability when such information is not otherwise readily available); or

         (iii) sublicense, assign or lease the Internal Code or permit another person to use such Internal Code, or any copy of it.

5. You may transfer possession of the Internal Code to another party only with the transfer of the specific Equipment on which its use is authorized, and your license to use the Internal Code is discontinued when you are no longer an owner or a rightful possessor the Equipment. You must give such transferee all copies of the Internal Code for the transferred Equipment that are in your possession, along with a copy of all the provisions of this Notice. Any such transfer by you is automatically (without further action on the part of either party) expressly subject to all the terms and conditions of this Notice passing in full to the party to whom such Equipment is transferred, and such transferee accepts the provisions of this license by initial use of the Internal Code. You cannot pass to the transferee of the Equipment any greater rights than granted under this Notice, and shall hold StorageTek harmless from any claim to the contrary by your transferee or its successors or assigns. In addition, the terms and conditions of this Notice apply to any copies of Internal Code now in your possession or use or which you hereafter acquire from either StorageTek or another party.

6. Nothing in the license set forth in paragraph 3 above or in this entire Notice shall convey, in any manner, to you any license to or title to or other right to use any Maintenance Code, or any copy of such Maintenance Code. You agree that you shall not use or attempt to use the Maintenance Code or permit any other third party to use or access such Maintenance Code. You acknowledge that copies of both Internal Code and Maintenance Code may be installed on the Equipment before shipment or included with the Equipment and other material shipped to you, all for the convenience of StorageTek's service personnel or service providers licensed by StorageTek, and that during the warranty period, if any, associated with the Equipment, and during periods in which the Equipment is covered under maintenance contract with StorageTek or service providers licensed by StorageTek, both Internal Code and Maintenance Code may reside and be executed in or used in connection with such Equipment, and you agree that no rights to Maintenance Code are conferred upon you by such facts. StorageTek or the licensed service provider may keep Maintenance Code, service tools and manuals on your premises but they are to be used only by StorageTek's customer service personnel or those of service providers licensed by StorageTek. You further agree that upon (I) any termination of such warranty period or maintenance contract period; or (ii) transfer of possession of the Equipment to another party, StorageTek and its authorized service providers shall have the right with respect to the affected Equipment to remove all service tools and manuals and to remove or disable all Maintenance Code and/or replace Microcode which includes both Internal Code and Maintenance Code with Microcode that consists only of Internal Code.

7. You, the end user, agree to take all appropriate steps to ensure that all of your obligations set forth in this Notice, particularly in paragraphs 4 and 6, are complied with by any third party having access to the Equipment.

--------------------------------------------------------------------------------

                                    NOTICE

                    INTERNAL CODE LICENSE AND TERMS OF SALE

PLEASE READ THIS NOTICE CAREFULLY BEFORE INSTALLING AND OPERATING THIS EQUIPMENT. THIS IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR ENTITY), THE END USER, AND STORAGE TECHNOLOGY CORPORATION ("STORAGETEK") THE MANUFACTURER OF THE EQUIPMENT. BY ACCEPTING AND USING ANY UNIT OF EQUIPMENT DESCRIBED IN THIS DOCUMENT AND THE ASSOCIATED MICROCODE, YOU AGREE TO BE BOUND BY THE TERMS OF T HIS AGREEMENT. IF YOU DO NOT AGREE WITH THE TERMS OF THIS AGREEMENT, DO NOT USE THE EQUIPMENT AND ASSOCIATED MICROCODE. IF YOU DO NOT HAVE THE AUTHORITY TO BIND YOUR COMPANY, DO NOT USE THE EQUIPMENT AND ASSOCIATED MICROCODE. IF YOU HAVE ANY QUESTIONS, CONTACT THE AUTHORIZED STORAGETEK DISTRIBUTOR OR RESELLER FROM WHOM YOU ACQUIRED THIS EQUIPMENT. IF THE EQUIPMENT WAS OBTAINED BY YOU DIRECTLY FROM STORAGETEK, CONTACT YOUR STORAGETEK REPRESENTATIVE.

                                   MICROCODE


1.  Definitions: The following terms are defined as follows:

A. "Microcode" is defined as a set of instructions (software) that is either imbedded into or is to be loaded into the Equipment and executes below the external user interface of such Equipment. Microcode includes both Internal Code and Maintenance Code, and may be in magnetic or other storage media, integrated circuitry or other media.

B. "Internal Code" is Microcode that (a) is an integral part of the Equipment,
(b) is required by such Equipment to perform its data storage and retrieval functions, and (c) executes below the user interface of such Equipment. Internal Code does not include other Microcode or software, including data files, which may reside or execute in or be used by or in connection with such Equipment, including, without limitation, Maintenance Code.

C. "Maintenance Code" is defined as Microcode and other software, including data files, which may reside or execute in or be used by or in connection with Equipment, and which detects, records, displays and/or analyzes malfunctions, errors or other events occurring in the Equipment.

D. "Derivative Works" are defined as works (including software) based upon one or more preexisting works such as a translation or a musical arrangement, or any other form in which a work may be recast, transformed or adapted. A work consisting of editorial revision, annotations, elaboration, or other modifications which, as a whole, represent an original work of authorship, is a Derivative Work.

2. The Equipment you have acquired by purchase or lease is manufactured by or for StorageTek and contains Microcode. By accepting and using this Equipment you acknowledge that StorageTek or its licensor(s) retains title to and ownership of all Microcode, as well as all copies thereof, that may execute in or be used in the operation of servicing of the Equipment and that the copyright in such Microcode is owned by StorageTek or its licensor(s).

3. StorageTek hereby grants you, the end user of the Equipment, a personal, non-transferable (except as permitted in the transfer terms in paragraph
5 below), nonexclusive license to use and execute each copy of the Internal Code (or any replacement provided by StorageTek or your authorized StorageTek distributor or reseller) solely to enable the specific unit of Equipment for which the copy of Internal Code is provided to perform its data storage and retrieval functions in accordance with StorageTek's (or its licensor's) official published specifications. If the Internal Code is provided to you in any fashion other than preloaded into an integrated circuit, then you may make a single archival copy to be used only to restore the Internal Code on the specific unit of Equipment for which the copy of Internal Code is provided.

4. Your license is limited to the use of the Internal Code as set forth in paragraph 3 above. You may not use the Internal Code for any other purpose. You may not, for example, do any of the following:

         (i) access copy, display, print, adapt, alter, modify, patch, prepare Derivative Works of, transfer or distribute (electronically or otherwise) or otherwise use the Internal Code;

         (ii) reverse assemble, decode, translate, decompile or otherwise reverse engineer the Internal Code (except, for use in European jurisdictions, as decompilation may be expressly permitted under applicable European law solely for the purpose of gaining information that will allow interoperability when such information is not otherwise readily available); or

         (iii) sublicense, assign or lease the Internal Code or permit another person to use such Internal Code, or any copy of it.

5. You may transfer possession of the Internal Code to another party only with the transfer of the specific Equipment on which its use is authorized, and your license to use the Internal Code is discontinued when you are no longer an owner or a rightful possessor the Equipment. You must give such transferee all copies of the Internal Code for the transferred Equipment that are in your possession, along with a copy of all the provisions of this Notice. Any such transfer by you is automatically (without further action on the part of either party) expressly subject to all the terms and conditions of this Notice passing in full to the party to whom such Equipment is transferred, and such transferee accepts the provisions of this license by initial use of the Internal Code. You cannot pass to the transferee of the Equipment any greater rights than granted under this Notice, and shall hold StorageTek harmless from any claim to the contrary by your transferee or its successors or assigns. In addition, the terms and conditions of this Notice apply to any copies of Internal Code now in your possession or use or which you hereafter acquire from either StorageTek or another party.

6. Nothing in the license set forth in paragraph 3 above or in this entire Notice shall convey, in any manner, to you any license to or title to or other right to use any Maintenance Code, or any copy of such Maintenance Code. You agree that you shall not use or attempt to use the Maintenance Code or permit any other third party to use or access such Maintenance Code. You acknowledge that copies of both Internal Code and Maintenance Code may be installed on the Equipment before shipment or included with the Equipment and other material shipped to you, all for the convenience of StorageTek's service personnel or service providers licensed by StorageTek, and that during the warranty period, if any, associated with the Equipment, and during periods in which the Equipment is covered under maintenance contract with StorageTek or service providers licensed by StorageTek, both Internal Code and Maintenance Code may reside and be executed in or used in connection with such Equipment, and you agree that no rights to Maintenance Code are conferred upon you by such facts. StorageTek or the licensed service provider may keep Maintenance Code, service tools and manuals on your premises but they are to be used only by StorageTek's customer service personnel or those of service providers licensed by StorageTek. You further agree that upon (I) any termination of such warranty period or maintenance contract period; or (ii) transfer of possession of the Equipment to another party, StorageTek and its authorized service providers shall have the right with respect to the affected Equipment to remove all service tools and manuals and to remove or disable all Maintenance Code and/or replace Microcode which includes both Internal Code and Maintenance Code with Microcode that consists only of Internal Code.

7. You, the end user, agree to take all appropriate steps to ensure that all of your obligations set forth in this Notice, particularly in paragraphs 4 and 6, are complied with by any third party having access to the Equipment.

                                   WARRANTY

(a) StorageTek warrants that at the time of shipment, and for a period of twelve (12) months thereafter (the "Warranty Period"), the Equipment and the Internal Code will be in conformance with StorageTek's published specifications. Equipment purchased hereunder may consist in part of used components which are warranted equivalent to new in performance. No warranty of any kind is extended with respect to Maintenance Code, as to which you have no right or license as provided above.

(b) During the Warranty Period, StorageTek will, at no charge to you, make all adjustments, repairs and parts replacements necessary, in StorageTek's opinion, to fulfill the above warranty. Any parts so replaced will become the property of StorageTek on a substitution basis.

(c) Service pursuant to this warranty, as required at any time during the Warranty Period, will be provided upon return of the Equipment to the nearest StorageTek authorized service depot. StorageTek will return a repaired or replacement unit (which may be used and/or reconditioned) to you within [?thirty 30] days of receipt by StorageTek of the unit to be repaired. Any such repaired or replacement Equipment unit will be covered by the above warranty for the balance of the original Warranty Period.

(d) The foregoing warranty shall not apply if any adjustment, repair or parts replacement is required because of accident, transportation by anyone other than StorageTek, neglect, abuse or misuse, use of unauthorized supplies, failure of electrical power, air conditioning or humidity controls, theft, fire or water damage, or causes other than ordinary use. StorageTek shall not be required to adjust or repair any Equipment or part if it would be impractical to do so because of non-StorageTek alterations to the Equipment, the Equipment's connection by mechanical or electrical means to unauthorized equipment devices, or if the Equipment is moved outside the United States.


(e) THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, AND STORAGETEK SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS ALL WITH RESPECT TO BOTH EQUIPMENT AND MICROCODE.

                    PATENT AND PROPRIETARY RIGHT INDEMNITY

(a) StorageTek shall defend, at its own expense, any action brought against you to the extent that it is based upon a claim that the Equipment or Internal Code infringes upon any United States patent, copyright, trademark, mask work, trade secret or other proprietary right. In the event of such infringement, StorageTek shall pay those costs and damages agreed upon in settlement or compromise or finally assessed against you in any such action. The obligation to undertake such defense and make such payments shall be conditioned upon the following: (1) StorageTek shall be notified promptly in writing by you of such claim, but in no event later than ten (10) days from the date you received notice thereof; (2) StorageTek shall have sole control of the defense of any action on such claim and all negotiations for its settlement or compromise;
(3) you shall provide reasonable assistance and cooperation to StorageTek in defending such an action; and (4) should the use of Equipment become, or in StorageTek's opinion be likely to become, the subject of an injunction, StorageTek shall at its option and expense: (i) procure for you the right to continue using the Equipment; (ii) replace or modify the same so that such Equipment becomes non-infringing; or (iii) grant you a refund for such Equipment, less accumulated depreciation, and accept its return. The depreciation shall be an equal amount per year over the lifetime of the Equipment as established by StorageTek.

(b) StorageTek shall not have any liability to you under the provisions of this Section 9 for any infringement, or claim thereof, to the extent based upon the use of said Equipment in combination with other machines, apparatus or devices not manufactured by StorageTek or sold by StorageTek to you, or the use of the Equipment in a manner or for a purpose other than that for which it was sold, or the use of the Equipment in a modified condition if such modification was not authorized in writing by StorageTek. StorageTek will not defend or indemnify you if any claim of infringement is asserted by your parent, subsidiary or affiliate.

(c) THE FOREGOING STATES THE ENTIRE LIABILITY OF STORAGETEK AND YOUR SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO INFRINGEMENT OF ANY PROPRIETARY RIGHT BY
THE EQUIPMENT OR INTERNAL CODE OR ANY PART THEREOF.

                            LIMITATION OF LIABILITY

(a) Your sole and exclusive remedy for any breach of the warranty set forth in
Section 8(a) above, shall be limited to the remedies set forth in paragraph
(b) of the section on WARRANTY above. If StorageTek is unable to effect such remedy within a reasonable time, and such remedy fails of its essential purpose, you may recover your actual loss directly resulting from the breach, subject, however, to the limitations set forth below.

(b) StorageTek's entire cumulative liability from any cause whatsoever, and regardless of the form of action or actions, whether in contract, warranty or tort (including negligence), arising under this Agreement, shall in no event exceed the greater of $50,000 or the purchase price for the specific Equipment that is the subject matter of or is directly related to the cause of action. The foregoing limitation shall not apply to claims for proprietary right infringement under Section 9 or to claims by third parties for personal injury or damage to real or tangible personal property arising out of the negligence of StorageTek. Except for the two exceptions set forth in the preceding sentence, StorageTek shall have no liability for claims against you for loss or damage suffered by third parties.

(c) IN NO EVENT WILL STORAGETEK BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THE PROVIDING, PERFORMANCE OR USE OF THE EQUIPMENT, PARTS OR SERVICES PROVIDED UNDER THIS AGREEMENT, OR LOSS OF, OR DAMAGE TO, YOUR RECORDS OR DATA. IT IS YOUR RESPONSIBILITY TO ADEQUATELY SAFEGUARD (BACK UP) YOUR DATA USED IN CONJUNCTION WITH THE EQUIPMENT.

(d) StorageTek shall not be liable for any failure or delay in performance hereunder which is due, in whole or in part, to any cause beyond its control.

                                   EXHIBIT 4

This is an Agreement between IBM and STK ("Contractor"), pursuant to which IBM will consign certain disk drives on a no- charge basis to Contractor for incorporation into Equipment that Contractor is producing for IBM, subject to the following terms and conditions:

1.       DEFINITION OF CONSIGNED GOODS

For the purpose of this Agreement, consigned goods are defined as all items furnished by IBM or caused by IBM to be furnished to Contractor which are not purchased by Contractor. Consigned goods include certain disk drives that Contractor will use to fabricate Equipment for IBM. Consigned goods do not include capital equipment or tooling.

The goods that are to be consigned under this Agreement are:

             PART NUMBER                               DESCRIPTION

                **                                           **

IBM may, at its option and in its sole discretion, consign additional items to Contractor under the terms of this Agreement.

2.       TERM OF AGREEMENT

The term of this Agreement will begin on the date it is signed by Contractor and will end when IBM no longer has an obligation under Section 12 of the OEM Agreement to consign drives, or earlier, when it is terminated by either party as provided for in Section 3 below or when it is terminated by IBM as provided for in Section 13 below.

3.       TERMINATION OF AGREEMENT

Either party may terminate this Agreement at any time for cause by giving thirty (30) days' prior written notice to the other.

Upon termination of this Agreement, Contractor will return to IBM any consigned goods then in its possession (including any parts, subassemblies, or assemblies containing any consigned goods). Contractor will account for all consigned goods within five (5) calendar days.

4.       LOCATION OF CONSIGNED GOODS

The consigned goods will be located and used during the term of this Agreement at a location that has been approved by IBM. Contractor will not move the consigned goods to another location without IBM's prior written approval.





--------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

5.       IBM'S PROPERTY

The consigned goods are and will remain the property of IBM.

6.       IBM'S INSPECTION OF CONSIGNED GOODS

During the term of this Agreement, IBM will have the right to enter Contractor's property and facilities on reasonable notice during Contractor's normal business hours and subject to Contractor's normal security requirements to physically inspect the consigned goods, conduct physical inventories, and audit stock-handling procedures (including receiving, storing and distribution).

7.       CONTRACTOR INSPECTION OF CONSIGNED GOODS

Contractor will inspect all consigned goods for type, quantity and condition upon receipt. Contractor will notify IBM of any reasonably apparent discrepancies within five (5) days of receipt. Contractor's notification to IBM will include a description of all discrepancies. Discrepancies will be described on the acknowledgement copy of the packing list accompanying the shipment. The packing list must be signed and dated before it is returned to IBM.

8.       CONTRACTOR RESPONSIBILITIES

Contractor agrees that with respect to the consigned goods it will

         A. Not commingle consigned goods with those of its own or third parties. Contractor will stock all consigned goods separately and will specifically identify them as IBM property.

         B. Not represent to any person for any reason that the consigned goods belong to Contractor or to any third party.

         C. Not attempt to sell, mortgage, pledge, assign, borrow against, or otherwise create a security interest in favor of third parties in the consigned goods. Any such attempt will be void and will constitute a breach of this Agreement.

         D. Not use the consigned goods for any purpose except for the performance of the OEM Agreement.

         E. Maintain records of all consigned goods received from or returned to IBM. Contractor will maintain an effective consigned goods inventory system and will use the consigned goods on a first-in, first-out basis.

         F. Perform a reasonable number of physical counts upon IBM's request (to confirm records), and provide IBM with the results.

         G. Carefully store the consigned goods so as to prevent deterioration.

         H. Incorporate into Equipment only those consigned goods that meet the Specifications. Nonconforming goods must be returned to IBM for replacement, accompanied by a IBM "Authorization for Return of Material" form.

9.       CONTRACTOR RESPONSIBILITY FOR LOST OR DAMAGED GOODS

Consigned goods are insured by IBM. Notwithstanding that insurance, Contractor agrees that it will be fully liable for any loss or damage occasioned by Contractor's fault or negligence. If any consigned goods are lost or damaged, Contractor will notify IBM immediately. Payment to IBM for consigned goods lost or damaged due to Contractor fault or negligence will be at an amount equal to IBM's replacement cost for such lost or damaged consigned goods plus transit costs.

10.      TAXES AND ASSESSMENTS

IBM will pay all personal property taxes and assessments levied on the consigned goods while they are in Contractor's possession.

11.      SEPARATE AGREEMENTS

This Agreement will not apply to any tools, tooling, gauges, or capital equipment fabricated or acquired by Contractor pursuant to IBM Purchase Orders or loaned or leased to Contractor by IBM. All such equipment will be covered by a separate Tooling, Equipment, Use, or other agreement.

12.      CONTRACTOR'S INABILITY TO PRODUCE

If Contractor's facility where the consigned goods are located and used is involved in any Force Majeure Event by reason of which Contractor cannot fulfill the terms of IBM Purchase Orders (which conform to the OEM Agreement), or if for any other reason Contractor is unable or unwilling to perform under IBM's Purchase Orders (which conform to the OEM Agreement), Contractor agrees to immediately notify IBM and further agrees, if requested by IBM, to return any or all of the consigned goods to IBM within ten (10) days of IBM's request without charge to IBM except that transportation charges shall be billed collect.

13.      BREACH OF CONTRACT

Failure of Contractor to materially comply with the terms and conditions of this Agreement will be considered a breach of this Agreement unless IBM has given specific written authorization for each particular occurrence of each particular deviation. IBM will notify Contractor of any breach by Contractor. Contractor will have ten (10) business days to rectify the breach to Monterey's satisfaction. IBM may extend this period, in writing, at IBM's discretion. If Contractor fails to rectify the breach to IBM's satisfaction, IBM will have the right to terminate this Agreement immediately at no charge to IBM for such termination.

If Contractor fails to perform any of its obligations under this Agreement, or either party terminates this Agreement, IBM will have an irrevocable right to enter Contractor's property and facilities at any time during IBM's normal business hours for the purpose of removing the consigned goods. Contractor expressly waives any right or remedies Contractor has with regard to the consigned goods, including, but not limited to, any right Contractor has to notice and a hearing or to a bond, undertaking or surety before a writ of replevin, order of seizure, or similar writ or order will issue or become enforceable.

The rights and remedies under this Section 13 are not exclusive and are in addition to any other rights or remedies provided by law or by this Agreement.

14.      ASSIGNMENT

Contractor will not assign this Agreement or any right or obligation created under this Agreement except in connection with a permitted assignment under the OEM Agreement. Any attempted assignment will be void.

15.      IBM SUPPLIER CONSIGNMENT GUIDE

The "IBM Supplier Consignment Guide" is expressly incorporated and made a part of this Agreement.

16.      COMMUNICATIONS AND NOTICES

All communications and notices between the parties concerning this Agreement, if given to Contractor, will be in writing and sent by first class mail to:


         Attention
                  ------------------------------

         ---------------------------------------

         ---------------------------------------

         ---------------------------------------

         ---------------------------------------

and if given to IBM, will be in writing and sent by first class mail to:


         Attention
                  ------------------------------

         ---------------------------------------

         ---------------------------------------

         ---------------------------------------

         ---------------------------------------


For the purposes of this Agreement, a "Notice" is deemed given upon receipt by the addressee.

Either party may change the above individual, title, department, or address by notifying the other party in the same manner as any notice.

17.      CHANGES OR AMENDMENTS

Except as provided for in Section 17 above, this Agreement may not be changed or amended except by a written agreement between the parties.

18.      CONSTRUCTION

In the event of any inconsistency between the terms and conditions of this Agreement, the "IBM Supplier Consignment Guide," or the terms and conditions of the OEM Agreement, the order of precedence shall be: first, the terms and conditions of the OEM Agreement; second, the terms and conditions of this Consignment Agreement, and lastly the "IBM Supplier Consignment Guide".

19.      CONTINUING OBLIGATIONS

Any obligations and duties that by their nature extend beyond the expiration or termination of this Agreement shall survive any such expiration or termination and remain in effect.

20.      SEVERABILITY

If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall in no way be affected or impaired thereby.

21.      LIMITATION OF LIABILITY

Neither party shall be in default nor liable for damages for any delay or failure to perform hereunder due to causes beyond its reasonable control, including fires, strikes, riots, and acts of war, provided the defaulting party provides the non-defaulting party with immediate notice of the anticipated delay or failure to comply.

In no event shall either party be liable for indirect, special, or consequential damages, including attorney's fees, even if advised in advance of the possibility of such damages.

Neither party may bring an action, regardless of the form, arising out of this Agreement more than two (2) years after the cause of action arose.

22.      GOVERNING LAW

The relationship between the Parties and this Agreement are governed by the substantive laws of the state of New York. Any action between the Parties must be brought before a court of competent jurisdiction located in the United States Southern District of New York. Each party hereby waives any right to a jury trial in any dispute between them. The parties will first use the Dispute Resolution escalation procedures described in the OEM Agreement to resolve any disputes before any action is to be commenced in a court of competent jurisdiction.

23.      SOLE AGREEMENT

This Agreement together with the OEM Agreement and its Exhibits, Schedules and Attachments is the entire agreement about this subject between the parties. This Agreement supersedes all prior or contemporaneous written or oral agreements about this subject between the parties or any of their officials or representatives.

 IBM                                     STK



By                                       By
  ------------------------------           ------------------------------

Name                                     Name
    ----------------------------             ----------------------------

Title                                    Title
     ---------------------------              ---------------------------

Date                                     Date
    ----------------------------             ----------------------------

                         CONSIGNMENT INVENTORY CONTROL





All correspondence regarding consigned material should be sent to:




                                IBM CORPORATION
                                 Department 617
                                5600 Cottle Road
                               San Jose, CA 95193




All routine questions or problems should be directed to the Consignment Coordinator assigned or the buyer.

All questions or problems of a critical nature should be directed to the IBM Purchasing Department Buyer.

Revised: January 1992.  Please note key changes preceded with (*).

                           SUPPLIER RESPONSIBILITIES
                       FOR MATERIAL HANDLING AND CONTROL
                           OF IBM CONSIGNED MATERIAL



1.       INTRODUCTION

         As an IBM Supplier, you are responsible for IBM's inventory while in your possession. This agreement has been prepared for handling and control of IBM consigned material. Most questions that could arise involving consignment are addressed to aid the supplier. IBM may request space and facilities for an on site consignment representative to assist.

         If questions should arise that have not been explained fully by this document, please contact Consignment Inventory Control (CIC), Department 617.

2.       IBM SHIPMENT OF CONSIGNED MATERIAL TO SUPPLIER

         a. Material will be shipped to supplier prepaid unless a different arrangement has been agreed to in advance.

         b.      Partial shipment of Consigned material may be made when:

                 1) The entire quantity is not readily available from IBM stock (an IBM backorder is automatically created when this situation occurs).

                 2) If the size or quantity of a given item would cause storage difficulties, the supplier may notify the IBM Buyer and the buyer will arrange CIC for partial shipments to be made. The notification must be made on a timely basis, preferably when the order is placed.

3.       RECEIPT AND INSPECTION OF CONSIGNMENT BY SUPPLIER

         a. All shipments of consigned material by IBM to the supplier will be accompanied by two copies of an IBM packing list (see Exhibits A, B, and C).

         b. Immediately upon receipt, supplier is responsible for checking all cartons for any sign of visible damage and noting such damage on the consignee memo/bill of lading or delivery receipt. Also, note any shortages or overages of containers, boxes, pallets, etc., if not as already noted on the freight bill.

         c. Visual external damage - Parts that are received by supplier in packaging that exhibit external damage must be rejected and held until disposition is made. Supplier must note damage on the delivery receipt and have the driver sign that exception is taken. Immediately call the carrier for a formal inspection of the damage. Carrier should make inspection within five (5) working days. If the carrier does not respond within the five (5) days, supplier must notify the IBM Buyer.

                 In the event the carrier elects not to make an inspection, the carrier must provide the supplier with a letter stating that inspection has been waived. The letter should include the necessary information to identify the damaged shipment. The inspection report or letter of waiver and a copy of the delivery receipt must be sent to the appropriate IBM Buyer who will notify the IBM Traffic Department.

                 Please Note: Should the part be identified as "DFM", supplier must notify the IBM Buyer and Traffic Department immediately upon receipt. The Traffic Department will instruct the carrier to make an expedited 24 hour disposition.

         d. All packing material must be available for the carrier's inspection.

         e. Hidden/concealed damage - Parts that are received with external packaging intact, but parts inside damaged, must be rejected. If damage is discovered within ten (10) days of receipt, the carrier must be notified to make a formal inspection report and a copy of the bill of lading or delivery receipt and carrier's damage inspection report must be forwarded to the appropriate IBM Buyer; who in turn will notify the Traffic Department. IBM Material Review must be notified in order to set up the necessary documentation for the return of the defective parts.

         f. Verification of Count - Hand or scale counts must be made on all receipts of consigned material, rework material, or material purchased from IBM. A copy of the packing list must be signed and returned to IBM CIC Department within five (5) work days after receipt of materials. It should be noted on the form (see Exhibit D) that all items received were correct, or items received were correct with the exception of any shortage, overage or incorrect part indicated. The method of count should also be indicated. Notify the IBM CIC Department by telephone if the discrepancy cannot be reported within the five day period.

         g. All shipments received by supplier should be verified against the Consignment Inventory Listing (CIL) and any discrepancies should be referenced to a shipment and a CIL.

         h. For audit purposes, supplier should retain one copy of the updated packing list, along with the date the receipt acknowledgement was returned to IBM.

         i. If supplier receives parts that should have been consigned, contact your Consignment Coordinator and set the parts aside. Request an ARCM (Authorization to Return Consigned Material) so that they may be returned to IBM.

         j. Supplier should notify the IBM CIC Department immediately of parts movement to and from supplier premises without authorization, i.e., at the direction of the Buyer or Engineer.

4.       DROP SHIPMENT  (Interplant & Supplier)

         a. IBM May instruct other IBM plants or another supplier to ship parts directly to a consigned supplier.

         b. The IBM Buyer will notify your company of this condition. Any attempt to ship to you without this prior notification should be handled as explained in Section 3 Item A.

         c. Upon receipt of an authorized drop shipment, receive the material as a normal consigned shipment.

                 NOTE: All drop shipments must be source stamped signifying good parts. If you receive unstamped parts, set aside and contact the Buyer immediately. Parts should not be used until inspected.

         d. Once quantities are verified, the receiving supplier should indicate the actual quantity received on packing slip. Sign and date the packing slip and DELIVERY RECEIPT, staple the original packing slip to the delivery receipt and forward to the IBM Receiving Department with 24 hours. Retain a copy of the packing slip and delivery receipt for audit purposes.

         e. If there are count discrepancies or defective parts on an interplant drop shipment, notify the CIC Department immediately. If discrepancies or defective parts are received on a drop shipment from another supplier, contact the Buyer immediately.

         f. Drop shipments from another supplier must have a drop ship sequence number assigned by the sending supplier. A separate series of numbers should be used if parts are drop shipped to more than one supplier.

         *g. All drop shipments must be labeled in accordance with IBM packaging specifications GA21-9261-08 as indicated below.

                 All articles must be marked with the country of origin. Country Customs Organizations require every article of foreign origin be marked in a conspicuous place as legibly, indelibly, and permanently as the nature of the article will permit. The country of origin is defined as that manufacturing country wherein the article obtained its present identity as a part, sub-assembly or finished product.

                 All domestic and foreign shipping containers must be identified as described below; this includes bagged or boxed parts within a container or containers within a unit load shipper.


                         IBM P/N
                                ---------------------------------
                         E/C LEVEL
                                  -------------------------------
                         PKG QTY
                                ---------------------------------
                         COUNTRY OF ORIGIN
                                          -----------------------

                    Figure 1. Identification required on each individual package

              * In addition, the date of manufacture is required on each container when shipping shelf-life items.

         If size permits, this information should appear on two adjacent, vertical sides of the container when it is in the normal shipping position.





                 Figure 2. Label placement - unit package

         *h. Audit all (100%) world trade receipts and maintain documentation by month.

                 1) Review receipts for container identification of Country of Origin. In those instances where COO is not obvious, annotate the packing list and forward to IBM receiving in your normal manner.

5.       STOCKING AND CONTROL OF CONSIGNED MATERIAL BY SUPPLIER

         a. Store IBM San Jose consigned material in an area separate from your own material, another company's material, IBM rework material, or another IBM plant's material.

                 1) If parts are required for a rework purchase order, these must be provided. Consigned inventory should not be used.

                 2)       Contact the IBM Buyer if this situation exists.

         b. Maintain adequate inventory records on all IBM consigned material including quantity of each part number received by job number, assembly number and purchase order number.

         c. It is recommended that a withdrawal system from the stock room to the production line be set up and controlled, including a parts inventory system. Parts should be issued on a First In, First Out basis (FIFO). This location file can be either computer system or card file for warehouse locations and card file with assembly areas. IBM identifies suppliers by supplier number. If your physical location has been assigned more than one supplier number, you must segregate IBM's inventory at your location by supplier number.

         d. Selected suppliers will be required to prepare a critical parts list reflecting parts that will represent a shortage problem within a specified number of working days. This notification is not to be used for parts required for rework or reconditioning. These lists are to be forwarded to IBM CIC Department. Contact your IBM Buyer when delivery problems arise (see Exhibit E).

         e. Discrepant parts found during the manufacturing process are to be held until dispositioned by IBM. When this condition exists, contact IBM CIC, Material Review or the IBM Buyer.

6.       RETURN OF CONSIGNED MATERIAL TO IBM

         a. All consigned material returned to IBM must be listed on an Authorization for Return of Consigned Material (ARCM), Form Number 927-0342 (see Exhibit F). A separate ARCM Document for each category of material (excess, defective, down level, wrong part issue or parts requested by IBM Analyzer) must be attached to all parts. The only exception is when parts have been authorized to be scrapped on supplier's location. See page 7, Section 8d. When this condition exists, only the ARCM document is returned to IBM.

                 All Returns:

                 1) An ARCM document will be prepared by CIC upon notification from supplier that wrong part, excess, down level or defective material exists at its location.

                 2) Periodically (at a minimum of twice per year), contact IBM CIC to review the current IBM consigned part number list to the established IBM manufacturing process. Any down level parts currently resident in your facility should be dispositioned via ARCM documents.

                 3) CIC will send the ARCM document to supplier with authorized signatures within 24 hours of notification (see Exhibit F).

                 4) When appropriate, CIC will notify IBM Inspector to schedule a review of the material at supplier's location.

                 5) The IBM inspector will inspect the material and indicate on the ARCM document if it is acceptable for IBM stock. Damaged material will be routed to IBM Material Review.

                 6) Include the number of boxes shipped to IBM on bottom of form. Remove and retain pink copy of ARCM document for your records.

                 7) Package individual parts in separate containers with separate packing list. All parts listed on an ARCM must accompany the ARCM and preferably unitized. The ARCM document number must be clearly marked on the outside of each container. Containers should be identified by number of boxes, i.e., 1 of 6, 2 of 6, etc.

                 8) Return remaining copies (white, green and yellow) of the ARCM document along with the material (within five days of receipt of the ARCM document) to IBM receiving. A bill of lading should be enclosed and a notation that an ARCM is enclosed.

                 9) Damaged parts listed on the ARCM document that supplier agrees are supplier's responsibility must be signed and dated by supplier. Any disagreement will be resolved through the IBM Buyer.

                 10) All parts are to be packaged in accordance with IBM General Packaging Specifications. Transportation charges will be paid by IBM.

                 11) If a part is sent on a rework purchase order, the document to return unreworkable parts is the Request for Return Material (RRM), Form Number 927-8671 (see
                          Exhibit 11). The RRM is provided by the responsible Buyer.

7.       INVENTORY AND AUDIT REQUIREMENTS

         a. A yearly physical inventory is required on all IBM consigned material.

         b. Additional audits may be required and will be arranged by the IBM Buyer and/or the IBM Consignment Auditor.

         c. RICS (Rotating Inventory Counts) may be performed on a weekly or monthly basis by CIC. These may be handled over the telephone or in person by the Consignment Coordinator.

         d. Actual inventory counts will be compared to the IBM Consignment records and a percent-of-variance record will be kept. The control of consignment may be a factor in IBM's determination of supplier's ability to perform current and future subcontract work for IBM San Jose.

         e. IBM requires that supplier keep inventory records. These records should indicate current IBM inventory and a record of finished assemblies shipped to IBM as well as that inventory received on consignment from IBM or an IBM supplier. These records are commonly referred to as in-transit records (i.e. receipts, shipments, returned parts on the ARCM Documents, drop shipments and hand carried parts). Maintenance of these records is an indication of supplier's ability to control IBM's assets. An acceptable sample log is attached for your review (Exhibit G).

         f. When a subcontractor is used to complete operations on IBM material at supplier's direction or based upon an agreement with IBM, supplier is responsible for being able to account for that portion of the inventory that may be at the subcontractor's location. Supplier is also responsible for informing IBM auditors of the subcontractor, its location and what portion of IBM's inventory is located at subcontractor's premises or at a subsequent location of supplier's.

         g. Domestic Subsidiary - This involves assists that are given to a domestic supplier who in turn gives it to their foreign subsidiary for use in the production of goods to be imported into the U.S. with the U.S. supplier as the Importer of Record.

                 If you are the Importer of Record for goods benefiting from this consignment, you may have value declaration responsibilities to U.S. customs. Contact the IBM Buyer for customs valuation information.

8.       SUPPLIER RESPONSIBILITY FOR LOST OR DAMAGED GOODS

         a. IBM Consigned material is insured by IBM; however, supplier will be held liable for loss occasioned by supplier's fault or negligence. It is the supplier's responsibility to obtain insurance to protect itself from loss due to its negligence.

         b. Control and reporting as described in this instruction is necessary to properly account for all IBM consigned material and to prevent audit discrepancies.

         c. IBM consigned parts are to be used only on new production purchase orders. Special arrangements with IBM Buyer are necessary to use consigned parts for other orders, i.e. rework, engineering jobs, etc.

         d. There are occasions when IBM desires to scrap good or defective parts at supplier locations versus returning the inventory to IBM. No parts are to be scrapped until supplier received written authorization from an IBM Buyer or IBM Material Review (MR). The physical destruction of the inventory must be witnessed by an IBM representative and documented on an ARCM.

9.       SUPPLEMENTAL STANDARD TERMS AND CONDITIONS - IBM PARTS

         a. Supplier acknowledges that all consigned material described in the Consignment Agreement (Consignment Inventory Listing) has been received in good condition and in the quantities stated thereon except when supplier has notified IBM, in writing and within five days following the receipt of the materials, or specific damage or quantity discrepancies. IBM acknowledges that Supplier may not discover defects that are not reasonably apparent until the consigned material is integrated into systems and tested.

         b.      Title to all consigned materials shall remain in IBM.

         c. For all materials lost, destroyed, or damaged through the fault or negligence of the supplier, supplier will pay IBM, at IBM's option, either the cost of such materials or the cost of replacement materials required to complete the performance of this order.

         d.      Supplier at its own expense will:

                 1)       Separately account for all IBM Material.

                 2)       Maintain current and accurate inventory records.

                 3) Take an accurate physical inventory thereof as required by IBM (not more often than once each three months).

                 4) Return all unused materials to the consigning IBM location promptly upon completion, cancellation or expiration unless otherwise agreed, or at any time after completion, cancellation, or expiration of this order upon IBM's request.

                 5) IBM shall have the right to examine and audit said records and to verify said inventories at any time upon reasonable notice.

10.      EC - ENGINEERING CHANGES

         IBM may require supplier to change the parts or process used in assemblies. Supplier should maintain records related to which purchase orders the change affects.

         If this change affects orders where IBM has already shipped supplier parts, contact your Consignment Coordinator to make sure correct parts have been forwarded for these orders.

         Supplier should call CIC if any problems occur with implementing an Engineering Change, including completing the phase-in within the agree upon time frame and/or quantity.

11.      SHIPMENTS TO IBM

         When supplier complete assemblies to be shipped to IBM, supplier will prepare the shipment and assign a control number in a sequential manner. The purchase order number for the particular assembly must be shown.

         NOTE: Suppliers are not authorized to overship on Consignment Purchase Orders. Packing slip and invoice quantities must match shipment quantity.

                     EXHIBIT 5: FRU PRICES AND LEADTIMES
05/28/96
                               FREEZER III FRUs


                                                                                                                    NOT TO EXCEED
                                                                                                                      PRICE FOR
                                    ** |(-  PRICE   FOR   NEW    PARTS -)| |(-  PRICE FOR CODE A PARTS (1) -)|     REWORKED PARTS**
MONTEREY P/N  OAHU P/N  DESCRIPTION         **                            **                **                   **           **
------------  --------  -----------       -------                       -------           ------                -----        -----
               **






NOTE 1: PRICE FOR CODE A PART B WILL BE PER THIS CHART OR   **   ,  WHICHEVER IS LESS.
NOTE 2: PRICE FOR REWORKED PARTS WILL BE PER THIS CHART OR   **   , WHICHEVER IS LESS.
NOTE 3: PRICES ARE SUBJECT TO CHANGE SEMI-ANNUALLY.
NOTE 4: LEAD TIMES FOR ALL PARTS WILL BE FOUR (4) WEEKS PROVIDED QUANTITY ORDERS - (/=10% OF NORMAL PRODUCTION USAGE VOLUMES, OTHER
        WISE LEAD TIMES WILL BE AS QUOTED.
NOTE 5: TOTAL COST SPENT FOR FRU'S WILL BE   **   ON AVERAGE PER MACHINE PER YEAR.
NOTE 6: (*) IN DESCRIPTION INDICATES THAT THIS P/N IS TO BE SERIALIZED.






----------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                            MONTEREY CONFIDENTIAL

                     EXHIBIT 5: FRU PRICES AND LEADTIMES
05/28/96
                                 PENGUIN FRUs


                                                                                                                    NOT TO EXCEED
                                                                                                                      PRICE FOR
                                    ** |(-  PRICE   FOR   NEW    PARTS -)| |(-  PRICE FOR CODE A PARTS (1) -)|     REWORKED PARTS(2)
MONTEREY P/N  OAHU P/N  DESCRIPTION         **                            **                **                   **           **
------------  --------  -----------       -------                       -------           ------                -----        -----
               **







NOTE 1: PRICE FOR CODE A PART B WILL BE PER THIS CHART OR   **   WHICHEVER IS LESS.
NOTE 2: PRICE FOR REWORKED PARTS WILL BE PER THIS CHART OR   **   , WHICHEVER IS LESS.
NOTE 3: PRICES ARE SUBJECT TO CHANGE SEMI-ANNUALLY.
NOTE 4: LEAD TIMES FOR ALL PARTS WILL BE FOUR (4) WEEKS PROVIDED QUANTITY ORDERS - (/=10% OF NORMAL PRODUCTION USAGE VOLUMES, OTHER
        WISE LEAD TIMES WILL BE AS QUOTED.
NOTE 5: TOTAL COST SPENT FOR FRU'S WILL BE   **   ON AVERAGE PER MACHINE PER YEAR.
NOTE 6: (*) IN DESCRIPTION INDICATES THAT THIS P/N IS TO BE SERIALIZED.






----------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                            MONTEREY CONFIDENTIAL

                     EXHIBIT 5: FRU PRICES AND LEADTIMES
05/28/96
                                 KODIAK FRUs


                                                                                                                    NOT TO EXCEED
                                                                                                                      PRICE FOR
                                    ** |(-  PRICE   FOR   NEW    PARTS -)| |(-  PRICE FOR CODE A PARTS (1) -)|     REWORKED PARTS**
MONTEREY P/N  OAHU P/N  DESCRIPTION         **                            **                **                   **           **
------------  --------  -----------       -------                       -------           ------                -----        -----
               **





NOTE 1: PRICE FOR CODE A PART B WILL BE PER THIS CHART OR   **   WHICHEVER IS LESS.
NOTE 2: PRICE FOR REWORKED PARTS WILL BE PER THIS CHART OR   **   , WHICHEVER IS LESS.
NOTE 3: PRICES ARE SUBJECT TO CHANGE SEMI-ANNUALLY.
NOTE 4: LEAD TIMES FOR ALL PARTS WILL BE FOUR (4) WEEKS PROVIDED QUANTITY ORDERS - (/=10% OF NORMAL PRODUCTION USAGE VOLUMES, OTHER
        WISE LEAD TIMES WILL BE AS QUOTED.
NOTE 5: TOTAL COST SPENT FOR FRU'S WILL BE   **   ON AVERAGE PER MACHINE PER YEAR.
NOTE 6: (*) IN DESCRIPTION INDICATES THAT THIS P/N IS TO BE SERIALIZED.






----------------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                            MONTEREY CONFIDENTIAL

                                   Exhibit 6

                                   DATA ITEMS



1.       IBM RESPONSIBILITIES

         a.  Item               b.  Date Due              c.  Date Completed





2.       STORAGETEK RESPONSIBILITIES

         a.  Item               b.  Date Due              c.  Date Completed

                                   EXHIBIT 7
                             LIST OF COUNTRIES FOR
                        INTELLECTUAL PROPERTY INDEMNITY

                         COUNTRIES FOR INDEMNIFICATION
**



















---------------------------

** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.

                                   EXHIBIT 8

       Examples of Calculation of IBM Volume Credits Due to RAS Criteria

                                  Q1/Y1   Q2/Y1    Q3/Y1   Q4/Y1       YR 1 TTL              Q1/Y2   Q2/Y2  Q3/Y2  Q4/Y2  YR 2 TTL
                                  -----   -----    -----   -----       --------              -----   -----  -----  -----  --------
                 Quality Goal       **      **       **      **                       **       **      **    **
EXAMPLE I        Quality Actual     **      **       **      **                       **       **      **    **
                 Action Reqd        **      **       **      **                       **       **      **    **
                 Plan Volume        **      **       **      **          **           **       **      **    **    **
                 Volume Credit      **      **       **      **          **           **       **      **    **    **

                 Quality Goal       **      **       **      **                       **       **      **    **
EXAMPLE  II      Quality Actual     **      **       **      **                       **       **      **    **
                 Action Reqd        **      **       **      **                       **       **      **    **
                 Plan Volume        **      **       **      **          **           **       **      **    **    **
                 Volume Credit      **      **       **      **          **           **       **      **    **    **

                 Quality Goal       **      **       **      **                       **       **      **    **
EXAMPLE III      Quality Actual     **      **       **      **                       **       **      **    **
                 Action Reqd        **      **       **      **                       **       **      **    **
                 Plan Volume        **      **       **      **          **           **       **      **    **    **
                 Volume Credit      **      **       **      **          **           **       **      **    **    **

                 Quality Goal       **      **       **      **                       **       **      **    **
EXAMPLE IV       Quality Actual     **      **       **      **                       **       **      **    **
                 Action Reqd        **      **       **      **                       **       **      **    **
                 Plan Volume        **      **       **      **          **           **       **      **    **    **
                 Volume Credit      **      **       **      **          **           **       **      **    **    **

                 Quality Goal       **      **       **      **                       **       **      **    **
EXAMPLE V        Quality Actual     **      **       **      **                       **       **      **    **
                 Action Reqd        **      **       **      **                       **       **      **    **
                 Plan Volume        **      **       **      **          **           **       **      **    **    **
                 Volume Credit      **      **       **      **          **           **       **      **    **    **



NOTES:
(1)      C.A.P. = Corrective Action Plan
(2)        **   unit annual volume    **   (quarterly breakdown)   **  =   **   unit volume credit (applied to   **    )
(3)        **   unit annual volume    **   (quarterly breakdown)   **  =   **   unit volume credit (applied to   **    )
(4)        **   unit annual volume    **   (quarterly breakdown)   **  =   **   unit volume credit (applied to   **    )





---------------------

  ** Confidential portions omitted and filed separately with the Securities and Exchange Commission under an application for confidential treatment.